    As filed with the Securities and Exchange Commission on October 27, 1995
                                                    1933 Act File No. 33-37615
                                                    1940 Act File No. 811-6174
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ---------------
                                   FORM N-1A
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 9
                                      AND
                             REGISTRATION STATEMENT
                                     UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 13


                            MFS INSTITUTIONAL TRUST
               (Exact Name of Registrant as Specified in Charter)

               500 Boylston, Street, Boston, Massachusetts 02116
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, Including Area Code: (617) 954-5000
           Stephen E. Cavan, Massachusetts Financial Services Company
                500 Boylston Street, Boston, Massachusetts 02116
                    (Name and Address of Agent for Service)

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 It is proposed that this filing will become effective (check appropriate box)


         |_| immediately upon filing pursuant to paragraph (b) |X| on October 27, 1995 pursuant to paragraph (b)
         |_| 60 days after filing pursuant to paragraph (a)(i) |_| on [date] pursuant to paragraph (a)(i)
         |_| 75 days after filing pursuant to paragraph (a)(ii) |_| on [date] pursuant to paragraph (a)(ii) of rule 485.


         If appropriate, check the following box:
         |_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                        STATEMENT PURSUANT TO RULE 24f-2

Pursuant to Rule 24f-2, the Registrant has registered an indefinite number of securities under the Securities Act of 1933 and filed a Rule 24f-2 Notice with respect to its fiscal year ended June 30, 1995 on August 29, 1995.
================================================================================

                            MFS INSTITUTIONAL TRUST

                    MFS INSTITUTIONAL EMERGING EQUITIES FUND
                 MFS INSTITUTIONAL WORLDWIDE FIXED INCOME FUND


                             CROSS REFERENCE SHEET

(Pursuant to Rule 404 showing location in Prospectus and/or Statement of Additional Information of the responses to the Items in Parts A and B of Form N-1A)


ITEM NUMBER                                                    STATEMENT OF
FORM N-1A,                                                      ADDITIONAL
PART A         PROSPECTUS CAPTION                          INFORMATION CAPTION
-----------    ------------------                          -------------------
1  (a),(b)     Front Cover Page                                     *

2  (a)         Expense Summary                                      *

   (b),(c)                 *                                        *

3  (a)                     *                                        *

   (b)                     *                                        *


   (c)         Information Concerning Shares                        *
                of the Fund - Performance
                Information


   (d)                     *                                        *


4  (a)         Front Cover Page; The Fund;                          *
                Investment Objectives and Policies;
                Investment Techniques; Additional Risk Factors;
                Information Concerning Shares of the
                Fund - Description of Shares, Voting
                Rights and Liabilities


   (b)         Investment Objectives and Policies;                  *
                Investment Techniques; Additional Risk Factors

   (c)         Investment Objectives and                            *
                Policies; Investment Techniques;
                Additional Risk Factors


5  (a)         The Fund; Management of the                          *
                Fund - Investment Adviser

   (b)         Front Cover Page; Management                         *
                of the Fund - Investment
                Adviser; Back Cover Page

   (c)         Management of the Fund -                             *
                Investment Adviser

   (d)         Management of the Fund -                             *
                Investment Adviser; Back
                Cover Page

   (e)         Management of the Fund -                             *
                Shareholder Servicing Agent;
                Back Cover Page

   (f)         Expense Summary; Information                         *
                Concerning Shares of the Fund
                - Investment Adviser

   (g)         Information Concerning Shares                        *
                of the Fund - Purchases;
                Investment Techniques - Portfolio
                Trading


5A (a),(b),(c)             *                                        *


6  (a)         Information Concerning Shares                        *
                of the Fund - Description of
                Shares, Voting Rights and
                Liabilities; Information
                Concerning Shares of the
                Fund - Redemptions


   (b)         Description of Shareholder Voting                    *
                Rights and Liabilities

   (c)                     *                                        *

   (d)                     *                                        *

   (e)         Shareholder Services                                 *


   (f)         Information Concerning Shares                        *
                of the Fund - Distributions;
                Shareholder Services -
                Distribution Options

   (g)         Information Concerning Shares                        *
                of the Fund - Tax Status

7  (a)         Front Cover Page; Management                         *
                of the Fund - Distributor; Back
                Cover Page

   (b)         Information Concerning Shares                        *
                of the Fund - Purchases; Net
                Asset Value

   (c)         Information Concerning Shares                        *
                of the Fund - Purchases;
                Exchanges; Shareholder Services

   (d)         Front Cover Page; Information                        *
                Concerning Shares of the Fund -
                Purchases


   (e)                     *                                        *

   (f)                     *                                        *


8  (a)         Information Concerning Shares                        *
                of the Fund - Redemptions;
                Information Concerning Shares
                of the Fund - Purchases

   (b),(c),(d) Information Concerning Shares                        *
                of the Fund - Redemptions


9                          *                                        *

ITEM NUMBER
FORM N-1A,                                      STATEMENT OF ADDITIONAL
PART B             PROSPECTUS CAPTION             INFORMATION CAPTION
-----------        ------------------           ------------------------

10(a),(b)                *                   Front Cover Page

11                       *                   Front Cover Page

12                       *                               *

13(a),(b),(c)            *                   Investment Objectives;
                                             Policies; Investment Techniques;
                                             Restrictions

  (d)        Investment Techniques -                     *
              Portfolio Trading


14(a),(b)                *                   Management of the Fund -
                                             Trustees and Officers

  (c)                    *                   Management of the Fund -
                                             Trustees and Officers;
                                             Appendix A

15(a)                    *                   Management of the Fund -
                                             Trustees and Officers

  (b),(c)                *                   Management of the Fund -
                                             Trustees and Officers

16(a)        Management of the Funds -       Management of the Fund -
              Investment Adviser             Investment Adviser; Trustees
                                             and Officers

  (b)        Management of the Funds -       Management of the Fund -
              Investment Adviser             Investment Adviser


  (c)                    *                               *

  (d)                    *                               *

  (e)                    *                   Portfolio Transactions and
                                             Brokerage Commissions

  (f)                    *                               *

  (g)                    *                               *


  (h)                    *                   Management of the Fund -
                                             Custodian; Independent
                                             Accountants and Financial
                                             Statements; Back Cover Page

  (i)                    *                   Management of the Fund -
                                             Shareholder Servicing Agent


17(a),(c),               *                   Portfolio Transactions and
                                             Brokerage Commissions

  (b),(d),(e)             *                              *


18(a)         Information Concerning Shares  Description of Shares,
               of the Fund - Description     Voting Rights and Liabilities
               of Shares, Voting Rights and
               Liabilities


  (b)                     *                              *


19(a)         Information Concerning Shares   Shareholder Services
               of the Fund - Purchases

  (b)         Information Concerning Shares   Determination of Net Asset
               of the Fund - Net Asset Value; Value and Performance;
               Purchases                      Management of the Fund -
                                              Distributor


  (c)                     *                              *

20                        *                   Tax Status


21(a)                     *                   Management of the Fund-
                                              Distributor


  (b),(c)                 *                              *

22(a)                     *                              *

  (b)                     *                   Determination of Net Asset
                                              Value and Performance

23                        *                              *

------------------------
*Not Applicable

                                                PROSPECTUS
MFS(R) INSTITUTIONAL                            November 1, 1995
EMERGING EQUITIES FUND                          Shares of Beneficial Interest
------------------------------------------------------------------------------
                                                                            Page
                                                                          ----
 1. Expense Summary ...................................................      2
 2. The Fund ..........................................................      2
 3. Condensed Financial Information ...................................      3
 4. Investment Objective and Policies .................................      3
 5. Investment Techniques .............................................      4
 6. Additional Risk Factors ...........................................      7
 7. Management of the Fund ............................................      7
 8. Information Concerning Shares of the Fund .........................      8
      Purchases .......................................................      8
      Exchanges .......................................................      9
      Redemptions .....................................................      9
      Distributions ...................................................     10
      Tax Status ......................................................     11
      Net Asset Value .................................................     11
      Description of Shares, Voting Rights and Liabilities ............     11
      Performance Information .........................................     12
      Expenses ........................................................     12
 9. Shareholder Services ..............................................     12

MFS(R) INSTITUTIONAL EMERGING EQUITIES FUND
500 Boylston Street, Boston, MA 02116    (617) 954-5000

MFS Institutional Emerging Equities Fund (the "Fund") is a series of MFS Institutional Trust (the "Trust").

The Fund's investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing primarily in common stocks of small and medium-sized companies that are early in their life cycle but which may have the potential to become major enterprises (emerging growth companies). THE FUND IS INTENDED FOR INVESTORS WHO UNDERSTAND AND ARE WILLING TO ACCEPT THE RISKS ENTAILED IN SEEKING LONG-TERM GROWTH OF CAPITAL (see "Additional Risk Factors"). Shares of the Fund are sold to investors by the Trust.

The Fund's investment adviser and distributor are Massachusetts Financial Services Company ("MFS" or the "Adviser") and MFS Fund Distributors, Inc. ("MFD"), respectively, both of which are located at 500 Boylston Street, Boston, Massachusetts 02116.

The Fund is designed exclusively for institutional investor clients of MFS and MFS Asset Management, Inc. The minimum initial investment generally is $3 million per investor (see "Purchases").

This Prospectus sets forth concisely the information concerning the Trust and the Fund that a prospective investor ought to know before investing. The Trust, on behalf of the Fund, has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information, dated November 1, 1995, which contains more detailed information about the Trust and the Fund and is incorporated into this Prospectus by reference. See page 13 for a further description of the information set forth in the Statement of Additional Information. A copy of the Statement of Additional Information may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number).

  INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
            PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

1. EXPENSE SUMMARY


SHAREHOLDER TRANSACTION EXPENSES:
    Maximum Sales Load Imposed on Purchases of Shares ..................  None
    Maximum Sales Load Imposed on Reinvested Dividends and Distributions  None

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS):
    Management Fees (after applicable fee reduction)(1) ................  0.63%
    Other Expenses .....................................................  0.12%
                                                                          ----
    Total Operating Expenses of the Fund
    (after applicable fee reduction)(2) ................................  0.75%

----------
(1) MFS has voluntarily agreed to waive its management fees and/or pay Fund expenses in order to maintain total expenses of the Fund at no more than 0.75% of the Fund's average daily net assets until June 30, 1997. Absent the expense arrangement, Management Fees would have been 0.75% of the Fund's average daily net assets. The arrangement may be terminated or revised by MFS at any time.
(2) Percentages are based on fees incurred during the fiscal year ended June 30, 1995. Absent the expense arrangement, "Total Operating Expenses" would have been 0.87% of the Fund's average daily net assets.


                             EXAMPLE OF EXPENSES
                             -------------------


An investor would pay the following dollar amounts of expenses on a $1,000 investment in the Fund, assuming (a) 5% annual return and (b) redemption at the end of each of the time periods indicated:

   1 year ...........................................................      $ 8
   3 years ..........................................................      $24
   5 years ..........................................................      $42
  10 years ..........................................................      $93

    The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. More complete descriptions of the expenses of the Fund are set forth under the caption "Management of the Fund -- Investment Adviser" and "Information Concerning Shares of the Fund -- Expenses" below.


THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


2. THE FUND


The Fund is a diversified series of the Trust, an open-end management investment company which was organized as a business trust under the laws of The Commonwealth of Massachusetts in 1990. The Trust presently consists of seven separate series, one of which is the Fund. The Fund commenced operations in June, 1993. Shares of the other series of the Trust are offered pursuant to a separate prospectus and statement of additional information. Shares of the Fund are continuously offered and sold by the Trust to investors and the Fund uses the proceeds to buy securities for its portfolio. The Trust's Board of Trustees provides broad supervision over the affairs of the Trust and the Fund. The Adviser is responsible for the management of the Fund's assets and the officers of the Trust are responsible for its operations. The Adviser manages the portfolio from day to day in accordance with the Fund's investment objective and policies. The selection of investments and the way they are managed depend on the conditions and trends in the economy and the financial marketplaces. The Fund also offers to buy back (redeem) its shares from its shareholders at any time at net asset value.


3. CONDENSED FINANCIAL INFORMATION

The following per share information should be read in conjunction with the financial statements included in the Fund's Annual Report to shareholders which are incorporated by reference into the Statement of Additional Information in reliance upon the report of the Fund's independent auditors, as experts in accounting and auditing. The Fund's current independent auditors are Deloitte & Touche LLP.

                             FINANCIAL HIGHLIGHTS
                                                        YEAR ENDED JUNE 30,
                                                   ---------------------------
                                                    1995      1994       1993*
                                                   ------    ------     ------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period             $11.75    $10.17     $10.00
                                                   ------    ------     ------
Income from investment operations# --
 Net investment income (loss)(S)                   $(0.03)   $(0.03)    $ 0.01
 Net realized and unrealized gain on investments     5.04      1.82##     0.16
                                                   ------    ------     ------
    Total from investment operations               $ 5.01    $ 1.79     $ 0.17
                                                   ------    ------     ------
Less distributions declared to shareholders --
 From net investment income                        $  --     $  -- **    $ --
 From net realized gain on investments              (0.34)    (0.21)       --
                                                   ------    ------     ------
    Total distributions declared to shareholders   $ (0.34)  $(0.21)    $  --
                                                   ------    ------     ------
Net asset value - end of period                    $16.42    $11.75     $10.17
                                                   ------    ------     ------
TOTAL RETURN                                       43.21%    17.50%      1.70%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA(S):
 Expenses                                           0.75%     0.78%      0.90%+
 Net investment income (loss)                     (0.19)%   (0.27)%      2.24%+
PORTFOLIO TURNOVER                                    86%       94%         0%
NET ASSETS AT END OF PERIOD (000 OMITTED)        $107,019   $27,559     $3,052

 * For the period from the commencement of investment operations, June 16, 1993 to June 30, 1993.
**  The per share distribution from net investment income was $0.00175.
 +  Annualized.
++  Not annualized.
 # Per share data for the periods subsequent to June 30, 1993 is based on average shares outstanding.
## The per share data is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
(S) The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

      Net investment loss                          $(0.07)   $(0.11)      --
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses                                    0.98%     1.54%      2.50%+
        Net investment income (loss)              (0.42)%   (1.02)%      0.64%+

FURTHER INFORMATION ABOUT THE PERFORMANCE OF THE FUND IS CONTAINED IN THE FUND'S ANNUAL REPORT TO SHAREHOLDERS, WHICH CAN BE OBTAINED FROM THE SHAREHOLDER SERVICING AGENT WITHOUT CHARGE.

4. INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE -- The Fund's investment objective is to seek long-term growth of capital. Any investment involves risk and there can be no assurance that the Fund will achieve its investment objective. The investment objective of the Fund may be changed without shareholder approval. A change in the Fund's investment objective may result in the Fund having an investment objective different from the objective which the shareholder considered appropriate at the time of investment in the Fund.


INVESTMENT POLICIES -- The Fund's policy is to invest primarily (i.e., at least 80% of its assets under normal circumstances) in common stocks of small and medium-sized companies that are early in their life cycle but which have the potential to become major enterprises (emerging growth companies). Such companies generally have annual gross revenues ranging from $10 million to $1 billion, would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, management and market opportunities which are usually necessary to become more widely recognized as growth companies. However, the Fund may also invest in more established companies whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand or basic changes in the economic environment. The Fund may also invest to a limited extent in restricted securities of companies which the Adviser believes have significant growth potential. These securities may be considered speculative and may not be readily marketable.

The selection of securities is made solely on the basis of potential for growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Fund's investment objective of long-term growth of capital.

The Fund has adopted the following policy which is fundamental and which may not be changed without shareholder approval: While the Fund will invest primarily in common stocks, the Fund may, to a limited extent, seek appreciation in other types of securities such as foreign or convertible securities and warrants when relative values make such purchases appear attractive either as individual issues or as types of securities in certain economic environments. The Fund may hold cash equivalents or other forms of debt securities as a reserve for future purchases of common stock or to meet liquidity needs, and as a defensive measure when the Adviser determines that equity securities are overvalued.


5. INVESTMENT TECHNIQUES

Consistent with its investment objectives and policies, the Fund may engage in the following investment techniques, many of which are described more fully in the Statement of Additional Information. See "Investment Policies and Restrictions" in the Statement of Additional Information.

REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements in order to earn additional income on available cash or as a temporary defensive measure. Under a repurchase agreement, the Fund acquires securities subject to the seller's agreement to repurchase at a specified time and price. If the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's right to liquidate the securities may be restricted (during which time the value of the securities could decline). As discussed in the Statement of Additional Information, the Fund has adopted certain procedures intended to minimize the risks of investing in repurchase agreements.

LENDING OF PORTFOLIO SECURITIES: The Fund may seek to increase its income by lending portfolio securities to entities deemed creditworthy by the Adviser. Such loans will usually be made to member firms (and subsidiaries thereof) of the New York Stock Exchange and to member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, letters of credit or U.S. Government securities maintained on a current basis at an amount at least equal to the marketvalue of the securities loaned. If the Adviser determines to make securities loans, it is intended that the value of the securities loaned would not exceed 30% of the value of the total assets of the Fund.


RESTRICTED SECURITIES: The Fund may purchase securities that are not registered under the Securities Act of 1933 ("1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). The Trust's Board of Trustees determines, based upon a continuing review of the trading markets for a specific Rule 144A security, whether such security is liquid and thus not subject to the Fund's limitations on investing not more than 15% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and delegated to MFS the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Board will carefully monitor the Fund's investments in Rule 144A securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of decreasing the level of liquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the Fund's portfolio. Subject to the Fund's 15% limitation on investments in illiquid investments, the Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Fund might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.


AMERICAN DEPOSITORY RECEIPTS: The Fund may invest in American Depositary Receipts ("ADRs"), which are certificates issued by a U.S. depository (usually a bank) representing a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Although ADRs are issued by a U.S. depository, they are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers. See the Statement of Additional Information for further discussion of foreign securities, ADRs and the holding of foreign currency, as well as the associated risks.

OPTIONS ON SECURITIES -- The Fund may write (sell) covered put and call options on securities and purchase put and call options on securities. The Fund will write such options for the purpose of increasing its return and/or the value of its portfolio. In particular, where the Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium paid for the option, which will increase its gross income and will offset in part the reduced value of a portfolio security in connection with which the option may have been written or the increased cost of portfolio securities to be acquired. In contrast, however, if the price of the security underlying the option moves adversely to the Fund's position, the option may be exercised and the Fund will be required to purchase or sell the security at a disadvantageous price, resulting in losses which may only be partially offset by the amount of the premium. The Fund may also write combinations of put and call options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk.


The Fund may purchase put or call options in anticipation of declines in the value of portfolio securities or increases in the value of securities to be acquired. In the event that such declines or increases occur, the Fund may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The risk assumed by the Fund in connection with such transactions is limited to the amount of the premium and related transaction costs associated with the option, although the Fund may be required to forfeit such amounts in the event that the prices of securities underlying the options do not move in the direction or to the extent anticipated.

OPTIONS ON STOCK INDEXES -- The Fund may write (sell) covered call and put options and purchase call and put options on stock indexes. The Fund may write options on stock indexes for the purpose of increasing its gross income and to protect its portfolio against declines in the value of securities it owns or increases in the value of securities to be acquired. When the Fund writes an option on a stock index, and the value of the index moves adversely to the holder's position, the option will not be exercised, and the Fund will either close out the option at a profit or allow it to expire unexercised. The Fund will thereby retain the amount of the premium, which will increase its gross income and offset part of the reduced value of portfolio securities or the increased cost of securities to be acquired. Such transactions, however, will constitute only partial hedges against adverse price fluctuations, since any such fluctuations will be offset only to the extent of the premium received by the Fund for the writing of the option. In addition, if the value of an underlying index moves adversely to the Fund's option position, the option may be exercised, and the Fund will experience a loss which may only be partially offset by the amount of the premium received.

The Fund may also purchase put or call options on stock indexes in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. The Fund's possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.

FUTURES CONTRACTS -- The Fund may enter into stock index futures contracts ("Futures Contracts"). Purchases or sales of Futures Contracts are used to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices, or for non-hedging purposes, to the extent permitted by applicable law. In the event that an anticipated decrease in the value of portfolio securities occurs as a result of a general stock market decline, the adverse effects of such changes may be offset, in whole or part, by gains on the sale of Futures Contracts. Conversely, the increased cost of portfolio securities to be acquired, caused by a general rise in the stock market, may be offset, in whole or part, by gains on Futures Contracts purchased by the Fund. Transactions entered into for non-hedging purposes involve greater risk, and could involve losses which are not offset by gains on other portfolio assets. The Fund will incur brokerage fees when it purchases and sells Futures Contracts, and it will be required to make and maintain margin deposits.

OPTIONS ON FUTURES CONTRACTS -- The Fund may purchase and write options on Futures Contracts ("Options on Futures Contracts") in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired, or for non-hedging purposes, the extent permitted by applicable law. Purchases of Options on Futures Contracts may present less risk in hedging the Fund's portfolio than the purchase or sale of the underlying Futures Contracts since the potential loss is limited to the amount of the premium plus related transaction costs, although it may be necessary to exercise the option to realize any profit, which results in the establishment of a futures position. The writing of Options on Futures Contracts, however, does not present less risk than the trading of Futures Contracts and will constitute only a partial hedge, up to the amount of the premium received. In addition, if an option is exercised, the Fund may suffer a loss on the transaction. Transactions entered into for non-hedging purposes involve greater risk, and could involve losses which are not offset by gains on other portfolio assets.

FORWARD CONTRACTS -- The Fund may enter into forward foreign currency exchange contracts for the purchase and sale of a fixed quantity of a foreign currency at a future date ("Forward Contracts") in order to attempt to minimize the risk from the effects of exchange rate changes on the Fund's current or intended investments in foreign securities. These transactions will include forward purchases or sales of foreign currencies for the purpose of protecting the dollar value of securities denominated in a foreign currency or protecting the dollar equivalent of interest or dividends to be paid on such securities. By entering into such transactions, however, the Fund may be required to forego the benefits of advantageous changes in exchange rates. Forward Contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in options or Futures Contracts traded on exchanges. The Fund may also enter into a Forward Contract on one currency in order to hedge against risk of loss arising from fluctuations in the value of a second currency (referred to as a "cross hedge") if, in the judgment of the Adviser, a reasonable degree of correlation can be expected between movements in the values of the two currencies. The Fund has established procedures consistent with statements of the SEC and its staff regarding the use of Forward Contracts by registered investment companies, which requires use of segregated assets or "cover" in connection with the purchase and sale of such contracts.

The policies described above are not fundamental and may be changed without shareholder approval. See Appendix A to the Statement of Additional Information for a description of the characteristics of options, Futures Contracts, Options on Futures Contracts and Forward Contracts. See the Statement of Additional Information for a discussion of other investment policies and a listing of specific investment restrictions which govern the Fund's investment policies. The specific investment restrictions listed in the Statement of Additional Information may not be changed without shareholder approval. The Fund's limitations, policies and rating standards are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.


PORTFOLIO TRADING: While it is not generally the Fund's policy to invest or trade for short-term profits, the Fund may dispose of a portfolio security whenever the Adviser is of the opinion that that security no longer has an appropriate appreciation potential or when another security appears to offer relatively greater appreciation potential. Portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor when a change in the portfolio is otherwise appropriate.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. Consistent with the foregoing primary consideration, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD") and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of investment company clients of MFD, a wholly owned subsidiary of MFS and the principal underwriter of certain funds in the MFS Family of Funds (the "MFS Funds"), as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. From time to time, the Adviser may direct certain portfolio transactions to broker-dealer firms which, in turn, have agreed to pay a portion of the Fund's operating expenses (e.g. fees charged by the custodian of the Fund's assets).

6. ADDITIONAL RISK FACTORS

EMERGING GROWTH SECURITIES: The nature of investing in emerging growth companies involves greater risk than is customarily associated with investments in more established companies. Emerging growth companies often have limited product lines, markets or financial resources, and they may be dependent on one-person management. The securities of emerging growth companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general. Shares of the Fund, therefore, are subject to greater fluctuation in value than shares of a conservative equity fund or of a growth fund which invests entirely in proven growth stocks. Therefore, the Fund is intended for long-term investors who understand and can accept the risks entailed in seeking long-term growth of capital. The Fund is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. Accordingly, an investment in shares of the Fund should not be considered a complete investment program. Each prospective purchaser should take into account his investment objectives as well as his other investments when considering the purchase of shares of the Fund.


FOREIGN SECURITIES: Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, governmental administration or economic or monetary policy (in the United States or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. The Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. The Fund may invest up to 20% (and expects generally to invest between 5% and 10%) of its total assets in foreign securities (not including American Depositary Receipts). The Fund may also hold foreign currency in anticipation of purchasing foreign securities.


FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS: Although the Fund will enter into certain transactions in Futures Contracts, Options on Futures Contracts, Forward Contracts and certain options solely for hedging purposes, their use does involve certain risks. For example, a lack of correlation between the index or instrument underlying an option or Futures Contract and the assets being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful and could result in losses. The Fund also may enter into transactions in such instruments for other than hedging purposes, which involves greater risk and may result in losses. In addition, there can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses. The Fund may also be required or may elect to receive delivery of the foreign currencies underlying Forward Contracts, which may involve certain risks. Further, Forward Contracts entail particular risks related to conditions affecting the underlying currency. Over-the-counter transactions in options on securities and Forward Contracts also involve risks arising from the lack of an organized exchange trading environment. Transactions in Futures Contracts, Options on Futures Contracts, Forward Contracts and options are subject to other risks as well.

7. MANAGEMENT OF THE FUND

INVESTMENT ADVISER -- The Adviser manages the Fund pursuant to an Investment Advisory Agreement, dated August 7, 1992 (the "Advisory Agreement"). The Adviser provides the Fund with overall investment advisory and administrative services, as well as general office facilities. John W. Ballen, a Senior Vice President and Director of Research for the Adviser and Christian Felipe, a Vice President of Investments of the Adviser, are the Fund's portfolio managers. Mr. Ballen became the portfolio manager of the Fund in June, 1993 and joined the Adviser in 1984. Mr. Felipe became the portfolio manager of the Fund in June, 1993 and has been employed by the Adviser since 1988. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives a management fee, computed and paid monthly, equal on an annualized basis to 0.75% of the Fund's average daily net assets.

For the fiscal year ended June 30, 1995, MFS incurred management fees under the Advisory Agreement of $540,536, equivalent to 0.75% of the Fund's average daily net assets. Due to the voluntary waiver of management fees, $168,512 was not borne by the Fund. (See "Information Concerning Shares of the Fund -- Expenses" below.)

MFS also serves as investment adviser to the other series of the Trust, each of the other funds in the MFS Funds and to MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust, MFS Special Value Trust, MFS Union Standard Trust, MFS Variable Insurance Trust, MFS(R)/Sun Life Series Trust, Sun Growth Variable Annuity Fund, Inc. and seven variable accounts, each of which is a registered investment company established by Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)") in connection with the sale of various combination fixed/variable annuity contracts. MFS and its wholly-owned subsidiary, MFS Asset Management, Inc. provide investment advice to substantial private clients.

MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $39.5 billion on behalf of approximately 1.7 million investor accounts as of September 30, 1995. As of such date, the MFS organization managed approximately $16 billion of assets invested in equity securities. Of total assets, $3 billion are invested in securities of foreign issuers and non-U.S. dollar securities. MFS is a wholly-owned subsidiary of Sun Life of Canada (U.S.) which in turn is a wholly-owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). The Directors of MFS are A. Keith Brodkin, Jeffrey L. Shames, Arnold D. Scott, John R. Gardner and John D. McNeil. Mr. Brodkin is the Chairman of MFS, Mr. Shames is the President of MFS, Mr. Scott is the Secretary and a Senior Executive Vice President of MFS and Messrs. McNeil and Gardner are the Chairman and President, respectively, of Sun Life. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the United States since 1895, establishing a headquarters office in the United States in 1973. The executive officers of MFS report to the Chairman of Sun Life.


A. Keith Brodkin, the Chairman and a Director of MFS, is also the Chairman, President and a Trustee of the Trust and a Trustee of the Trust. W. Thomas London, Stephen E. Cavan, James O. Yost and James R. Bordewick, Jr., all of whom are officers of MFS, are officers of the Trust.


DISTRIBUTOR -- MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the Fund and also serves as distributor for each of the other MFS Funds.

SHAREHOLDER SERVICING AGENT -- MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly-owned subsidiary of MFS, performs transfer agency, certain dividend disbursing agency and other services for the Fund.

8. INFORMATION CONCERNING SHARES OF THE FUND

PURCHASES
The Fund is designed exclusively for institutional investor clients of MFS and MFS Asset Management, Inc. Shares of the Fund may be purchased directly from the Fund in cash or in-kind without a sales charge at their net asset value next computed after acceptance of the purchase order. The minimum initial investment generally is $3 million. There is no minimum on additional investments.

An order for the purchase of shares of the Fund will be in "good order" and will be accepted (i) immediately upon receipt of federal funds by wire as described below or (ii) on the next business day after receipt of a check. Therefore, a non-federal funds investment will remain idle for one business day after receipt. All investments in the Fund are credited to the shareholder's account in the form of full and fractional shares at the net asset value per share next determined after acceptance of the purchase order. The Fund does not generally issue share certificates, but the Shareholder Servicing Agent maintains an account for each shareholder and mails to each shareholder a confirmation of each purchase or sale of shares in his account.

The Fund reserves the right to reject any specific purchase order or to restrict purchases by a particular purchaser (or group of related purchasers). Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by MFS to be abusive and contrary to the best interests of the Fund's other shareholders and, at the discretion of MFS, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent purchases or exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of a Fund and its other shareholders, investors should be aware that the Fund may in its discretion limit or otherwise restrict the number of times purchases or exchanges may be made by an investor.

OPENING AN ACCOUNT: Payments by check should be made to the order of "MFS Emerging Equities Fund" and sent to the Fund as follows: MFS Service Center, Inc., P.O. Box 1400, Boston, MA 02107-9906. Payments of federal funds should be sent by wire to the custodian of the Fund as follows: State Street Bank and Trust Company, Attn: Mutual Funds Division, For the account of: [Shareholder's name], Re: MFS Emerging Equities Fund (Account No. 4230-813-0) and Wire
Number: [Assigned by telephone].


Information on how to wire federal funds is available at any national bank or any state bank which is a member of the Federal Reserve System. Shareholders should also mail the Account Application to MFS Asset Management, Inc.

A shareholder must first telephone MFS Asset Management, Inc. toll-free at (800) 343-2923 extension 5757 to advise of his intended action and, if funds are to be wired, to obtain a wire order number.

The Fund reserves the right to reject any specific purchase order or to restrict purchases by a particular purchaser (or group of related purchasers).


IN-KIND PURCHASES: Shares of the Fund may be purchased by exchanging stocks or other equity securities acceptable to the Fund for Fund shares. The Fund need not accept any security offered for exchange unless it is consistent with the Fund's investment objective and restrictions and is otherwise acceptable to the Fund. Securities accepted in exchange for shares will be valued in accordance with the Fund's usual valuation procedures. Investors interested in making an in-kind purchase of Fund shares must first telephone the Shareholder Servicing Agent (see back cover for telephone number) to advise of its intended action and obtain instructions for an in-kind purchase.

EXCHANGES
Subject to the requirements set forth below, some or all of the shares in an account with the Fund for which payment has been received (i.e., an established account) may be exchanged for shares of any of the other series of the Trust (if available for sale) at net asset value. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent in proper form (see "Redemptions" below). If an Exchange Request is being used to open a new account with any other series of the Trust, the exchange must involve shares having an aggregate value of at least $3 million. If the Exchange Request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange, the exchange usually will occur on that day if all the requirements set forth above have been complied with at that time. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, an exchange could result in a gain or loss to non-tax-exempt shareholders making the exchange. The exchange privilege (or any aspect of it) may be changed or discontinued upon sixty days prior written notice to shareholders.

REDEMPTIONS
Shares of the Fund may be redeemed on any business day in cash or in-kind. If the Adviser determines, in its sole discretion, that it would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may make payment of the redemption price, either totally or partially, by a distribution in-kind of securities (instead of cash) from the Fund's portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold (see "Net Asset Value" below). Securities distributed by the Fund will be selected by the Adviser in light of the Fund's objective and will not generally represent a pro rata distribution of each security held in the Fund's portfolio. If a shareholder received a distribution in-kind, he would incur brokerage charges when he converted the securities to cash.

Within seven days after receipt of a redemption request in "good order" by the Shareholder Servicing Agent, the Fund will make payment in cash in the amount of (or, as described above, in-kind with a value equal to) the net asset value of the shares next determined after such redemption request was received, except during any period in which the right of redemption is suspended or date of payment is postponed because the New York Stock Exchange (the "Exchange") is closed or trading on such Exchange is restricted or to the extent otherwise permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), if an emergency exists. "Good order" generally means that the stock power, written request for redemption, letter of instruction or share certificate must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed in the manner set forth below under the caption "Signature Guarantee," In addition, in some cases "good order" will require the furnishing of additional documents. The Shareholder Servicing Agent may make certain de minimus exceptions to the above requirements for redemptions. Redemptions in cash will be made by transfer of federal funds for payment into the investor's account. Redemptions in-kind will be made by the transfer and delivery of securities as directed by the investor.


When opening an account with the Fund, shareholders will be required to designate the account(s) to which funds or securities may be transferred upon redemption. Designation of additional accounts and any change in the accounts originally designated must be made in writing.

The value of shares redeemed may be more or less than the shareholder's cost, depending on portfolio performance and distributions made during the period the shareholder owned his shares. Redemptions of shares are taxable events on which a shareholder that is not an exempt shareholder may realize a gain or loss (see the Statement of Additional Information).

The Trust reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the shareholder) if at any time the total investment in such account drops below $500,000 because of redemptions. Shareholders will be notified that the value of their account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.


SIGNATURE GUARANTEE: In order to protect shareholders to the greatest extent possible against fraud, the Fund requires in certain instances as indicated above that the shareholder's signature be guaranteed. In these cases the shareholder's signature must be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. Signature guarantees shall be accepted in accordance with policies established by the Shareholder Servicing Agent. With respect to written requests for redemptions, no signature guarantee or evidence that the individual executing the stock power, written request for redemption, letter of instruction or certificate will be required if the amount of the redemption proceeds does not exceed specified minimums established from time to time by MFD and the proceeds are wired or mailed to a predesignated account or address.


DISTRIBUTIONS
The Fund intends to pay substantially all of its net investment income to its shareholders as dividends on an annual basis. In determining the net investment income available for distributions, the Fund may rely on projections of its anticipated net investment income over a longer term, rather than its actual net investment income for the period. If the Fund earns less than projected, or otherwise distributes more than its earnings for the year, a portion of the distributions may constitute a return of capital. The Fund may make one or more distributions during the calendar year to its shareholders from any long-term capital gains, and may also make one or more distributions during the calendar year to its shareholders from short-term capital gains. Shareholders may elect to receive dividends and capital gain distributions in either cash or additional shares. See "Tax Status" below and "Shareholder Services -- Distribution Options".


TAX STATUS
In order to minimize the taxes the Fund would otherwise be required to pay, the Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Code and to make distributions to its shareholders in accordance with the timing and certain other requirements imposed by the Code. It is expected that the Fund will not be required to pay entity level federal income or excise taxes, although foreign-source income received by the Fund may be subject to foreign withholding taxes.


Shareholders of the Fund normally will have to pay federal income taxes, and any state or local taxes, on dividends and capital gain distributions from the Fund whether paid in cash or additional shares. A portion of the dividends received from the Fund (but none of the Fund's capital gains distributions) may qualify for the dividends received deduction for corporations.


Shortly after the end of each calendar year, each shareholder will be sent a statement setting forth the federal income status of all dividends and distributions for that year, including the portion taxable as ordinary income, the portion taxable as long-term capital gain, the portion, if any, representing a return of capital (which is generally free of current taxes but results in a basis reduction), and the amount, if any, of the federal income tax withheld.

Fund distributions will reduce the Fund's net asset value per share. Shareholders who buy shares just before the Fund makes a distribution of taxable income may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

The Fund intends to withhold U.S. federal income tax at a rate of 30% on dividends and certain other payments that are subject to such withholding, and that are made to non-exempt persons who are neither citizens nor residents of the U.S., regardless of whether a lower rate may be permitted under an applicable law or treaty. The Fund is also required in certain circumstances to apply backup withholding of 31% on reportable dividends and redemption proceeds paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. However, backup withholding will not be applied to such shareholders payments which have had 30% withholding taken. Prospective shareholders should read the Fund's Account Application for information regarding backup withholding of federal income tax and should consult their own tax advisers as to the tax consequences of an investment in the Fund.

NET ASSET VALUE
The net asset value of shares of the Fund is determined each day during which the New York Stock Exchange is open for trading. This determination is made once during each such day as of the close of regular trading on such Exchange by deducting the amount of the Fund's liabilities from the value of its assets and dividing the difference by the number of its shares outstanding. Values of assets in the Fund's portfolio are determined on the basis of their market or other fair values, as described in the Statement of Additional Information. All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. A share's net asset value is effective for orders received in "good order" by the dealer prior to its calculation and received by the Fund prior to the close of that business day.

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
The Trust has only one class of shares, entitled Shares of Beneficial Interest (without par value). The Trust presently has seven series of shares and has reserved the right to create and issue additional series of shares. Each share of a series represents an equal proportionate interest in that series with each other share of that series. The shares of each series participate equally in the earnings, dividends and assets of the particular series. Shares when issued are fully paid and non-assessable. Shareholders are entitled to one vote for each share held. Shares of each series generally vote separately, for example, to approve investment advisory agreements, but shares of all series would vote together in the election or selection of Trustees and accountants. Shareholders of each series would be entitled to share pro rata in the net assets of that series available for distribution to shareholders upon liquidation of the Trust or that series. The Trust is not required to and has no current intention to hold annual shareholder meetings, although special meetings may be called for purposes of electing or removing Trustees, changing fundamental investment restrictions or approving an investment advisory agreement.


The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed (e.g., fidelity bonding and errors and omissions insurance) and the Trust itself was unable to meet its obligations.

PERFORMANCE INFORMATION
From time to time, the Fund will provide total rate of return quotations and may also quote fund rankings in the relevant fund category from various sources, such as the Lipper Analytical Services, Inc. and Wiesenberger Investment Companies Service. Total rate of return quotations will reflect the average annual percentage change over stated periods in the value of an investment in the Fund made at net asset value with all distributions reinvested. Total rate of return reflects all components of investment return over a stated period of time. The Fund's total rate of return quotations are based on historical performance and are not intended to indicate future performance. The Fund's quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. For a discussion of the manner in which the Fund will calculate its total rate of return, see the Statement of Additional Information.


EXPENSES
The Trust pays the compensation of its Trustees who are not officers of MFS and all expenses of the Fund (other than those assumed by MFS) including but not limited to: governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund, fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, periodic reports, notices and proxy statements to shareholders and to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of State Street Bank and Trust Company, the Trust's Custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses are borne by the Fund except that the Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series of the Trust are allocated among the series in a manner believed by management of the Trust to be fair and equitable.

The Adviser has voluntarily agreed to waive its management fee and/or pay expenses of the Fund in order to maintain total operating expenses of the Fund at no more than 0.75% per annum of the Fund's average daily net assets from December 1, 1993 through June 30, 1997. This obligation to pay expenses may be terminated or revised at any time by MFS without the consent of the Trust or the Fund by notice in writing from MFS to the Trust on behalf of the Fund.

9.  SHAREHOLDER SERVICES

Shareholders with questions concerning the shareholder services described below or concerning other aspects of the Fund should contact the Shareholder Servicing Agent.

ACCOUNT AND CONFIRMATION STATEMENTS -- Each shareholder will receive confirmation statements showing the transaction activity in its account. At the end of each calendar year, each shareholder will receive income tax information regarding any reportable dividends, capital gain distributions or other distributions for that year.

DISTRIBUTION OPTIONS -- The following options are available to all accounts and may be changed as often as desired by notifying the Shareholder Servicing Agent.

    -- Dividends and capital gain distributions reinvested in additional shares.
       This option will be assigned if no other option is specified.


    -- Dividends in cash; capital gain distributions reinvested in additional shares.

    -- Dividends and capital gain distributions in cash.


Dividends and capital gains distributions will be reinvested (net of any tax withholding) in additional full and fractional shares at the net asset value in effect at the close of business on the record date.

Dividends and capital gain distributions in amounts less than $10 will automatically be reinvested in additional shares of the Fund. Any request to change a distribution option must be received by the Shareholder Servicing Agent by the record date for a dividend or distribution in order to be effective for that dividend or distribution. No interest will accrue on amounts represented by uncashed distributions or redemption checks.

                               ----------------

The Fund's Statement of Additional Information, dated November 1, 1995, contains more detailed information about the Trust and the Fund, including, but not limited to, information related to (i) the Fund's investment policies and restrictions including the purchase and sale of options, futures contracts, options on futures contracts, forward contracts and options on foreign currencies, (ii) its Trustees, officers and Adviser, (iii) portfolio trading,
(iv) the Fund's shares, including rights and liabilities of shareholders; (v) tax status of dividends and distributions and (vi) various services and privileges provided by the Fund for the benefit of its shareholders.

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000
(800) 637-8730

Distributor
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116
(617) 954-5000

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Dividend Disbursing Agent
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Shareholder Servicing Agent
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll-free: (800) 637-8730


Auditors
Deloitte & Touche LLP




[LOGO]  M F S (R)
THE FIRST NAME IN MUTUAL FUNDS


MFS(R) INSTITUTIONAL EMERGING
EQUITIES FUND
500 Boylston Street
Boston, MA 02116
                                      MEE





[LOGO]  M F S (R)
THE FIRST NAME IN MUTUAL FUNDS


MFS(R) INSTITUTIONAL EMERGING
EQUITIES FUND


Prospectus


November 1, 1995

MFS(R) INSTITUTIONAL                        STATEMENT OF
EMERGING EQUITIES FUND                      ADDITIONAL INFORMATION
                                            November 1, 1995
---------------------------------------------------------------------------
                                                                          Page
                                                                          ----
 1. Definitions ....................................................        2
 2. Investment Policies and Restrictions ...........................        2
 3. Management of the Fund .........................................        8
      Trustees .....................................................        9
      Officers .....................................................        9
      Investment Adviser ...........................................        9
      Custodian ....................................................       10
      Shareholder Servicing Agent ..................................       10
      Distributor ..................................................       10
 4. Portfolio Transactions and Brokerage Commissions ...............       10
 5. Tax Status .....................................................       11
 6. Determination of Net Asset Value and Performance ...............       12
 7. Description of Shares, Voting Rights and Liabilities ...........       13
 8. Independent Auditors and Financial Statements ..................       14
 Appendix A ........................................................       15
 Exhibit A -- Trustee Compensation Table ...........................       17

MFS(R) INSTITUTIONAL EMERGING EQUITIES FUND
A Series of MFS Institutional Trust
500 Boylston Street, Boston, Massachusetts 02116
(617) 954-5000

This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus, dated November 1, 1995. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting MFS Asset Management, Inc. at (800) 343-2923 Extension 5757.


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

1.  DEFINITIONS


   "Trust"                  -- MFS Institutional Trust, a
                               Massachusetts business trust.
                               On June 1, 1992, the Trust
                               changed its name from Public
                               Funds Investment Trust. The
                               Trust is composed of seven
                               series, one of which is the
                               Fund.

   "Fund"                   -- MFS Institutional Emerging
                               Equities Fund, a series of
                               MFS Institutional Trust.

   "MFS" or the "Adviser"   -- Massachusetts Financial
                               Services Company, a Delaware
                               corporation.

   "Prospectus"             -- The Prospectus, dated
                               November 1, 1995, of the
                               Fund.


2.  INVESTMENT POLICIES AND RESTRICTIONS

INVESTMENT POLICIES. The Fund seeks to achieve its investment objective by investing primarily (i.e., at least 80% of its assets under normal circumstances) in common stocks of small and medium-sized companies that are early in their life cycle but which have the potential to become major enterprises (emerging growth companies). Such companies generally have annual gross revenues ranging from $10 million to $1 billion, would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, management and market opportunities which are usually necessary to become more widely recognized as growth companies. However, the Fund may also invest in more established companies whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand or basic changes in the economic environment. The Fund may also invest in restricted securities of companies which the Adviser believes have significant growth potential. These securities may be subject to legal or contractual restrictions on resale. Consequently, there may not be a public trading market for these securities and market quotations may not be readily available. As a result, the Fund might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value. The companies issuing restricted securities are often smaller, unseasoned companies with less operating history and available information than companies issuing the publicly traded securities in which the Fund generally invests. The Fund may not invest more than 15% of its assets in certain restricted securities and certain other securities. See "Investment Restrictions."

The selection of securities is made solely on the basis of potential for growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Fund's investment objective of long-term growth of capital.

The Fund has adopted the following policy which is fundamental and which may not be changed without shareholder approval. While the Fund will invest primarily in common stocks, the Fund may, to a limited extent, seek appreciation in other types of securities such as foreign or convertible securities and warrants when relative values make such purchases appear attractive either as individual issues or as types of securities in certain economic environments. The Fund may hold cash equivalents or other forms of debt securities as a reserve for future purchases of common stock or to meet liquidity needs, and as a defensive measure when the Adviser determines that equity securities are overvalued.

While it is not generally the Fund's policy to invest or trade for short-term profits, the Fund may dispose of a portfolio security whenever the Adviser is of the opinion that that security no longer has an appropriate appreciation potential or when another security appears to offer relatively greater appreciation potential. Portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor when a change in the portfolio is otherwise appropriate.

REPURCHASE AGREEMENTS: As described in the Prospectus, the Fund may enter into repurchase agreements with sellers who are member firms (or subsidiaries thereof) of the New York Stock Exchange or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the U.S. Government securities.

The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.

FOREIGN SECURITIES: The Fund may invest in foreign securities. The Fund may invest up to 20% (and expects generally to invest between 5% and 10%) of its total assets in foreign securities (excluding American Depositary Receipts). As discussed in the Prospectus, investing in foreign securities generally represents a greater degree of risk than investing in domestic securities, due to possible exchange rate fluctuations, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions, war or expropriation. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.


AMERICAN DEPOSITARY RECEIPTS: American Depositary Receipts ("ADRs") are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to ADR holders at the request of the issuer of the deposited securities. The depositary of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of deposited securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in foreign currency.


OPTIONS ON SECURITIES: The Fund may write (sell) covered call and put options on securities and purchase call and put options on securities. The Fund may write options on securities for the purpose of increasing its return on such securities and for hedging purposes.

A call option written by the Fund is covered if the Fund owns the security underlying the call or has an absolute and immediate right to acquire such security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or high grade government securities in a segregated account with its custodian. A put option written by the Fund is covered if the Fund maintains cash or high grade government securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written or (ii) is less than the exercise price of the put written if the difference is maintained by the Fund in cash or high grade government securities in a segregated account with its custodian. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations.

Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund, provided that another option on such security is not written. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

The Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, the Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option previously written by the Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call option the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. Put options could be used by the Fund in the same market environments that call options would be used in equivalent buy-and-write transactions.

The Fund may write combinations of put and call options on the same security, a practice known as a "straddle." By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of a security remains stable and neither the call nor the put is exercised. In an instance where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will be undertaken by the Fund for purposes in addition to hedging, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions will constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

The Fund also may purchase put and call options on securities. Put options would be purchased to hedge against a decline in the value of securities held in the Fund's portfolio. If such a decline occurs, the put options will permit the Fund to sell the underlying securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and related transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such an increase occurs, the call option will permit the Fund to purchase the securities at the exercise price or to close out the option at a profit. The premium paid for a call or put option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rose or declined sufficiently, the option may expire worthless to the Fund.

OPTIONS ON STOCK INDEXES: The Fund may write (sell) covered call and put options on stock indexes and purchase call and put options on stock indexes for the purpose of increasing its gross income and to protect its portfolio against declines in the value of securities it owns or increases in the value of securities to be acquired.

The Fund may cover call options on stock indexes by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. Nevertheless, where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Fund may also cover call options on stock indexes by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or high grade government securities in a segregated account with its custodian. The Fund may cover put options on stock indexes by maintaining cash or high grade government securities with a value equal to the exercise price in a segregated account with its custodian, or else by holding a put on the same security and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the difference is maintained by the Fund in cash or high grade government securities in a segregated account with its custodian. Put and call options on stock indexes written by the Fund may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations.

The Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by a Fund correlate with changes in the value of the index, writing covered put options on indexes will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

The purchase of call options on stock indexes may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid, and related transaction costs, if the value of the index does not rise. The purchase of call options on stock indexes when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

The Fund also may purchase put options on stock indexes to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option, plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

The staff of the Securities and Exchange Commission (the "SEC") has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed a certain percentage (the "SEC illiquidity ceiling") of the Fund's assets. Although the Adviser disagrees with this position, the Adviser intends to limit the Fund's writing of over-the-counter options in accordance with the following procedure. Except as provided below, the Fund intends to write over-the-counter options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts which the Fund has in place with such primary dealers will provide that the Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-money. The Fund will treat all or a part of the formula price as illiquid for purposes of the SEC illiquidity ceiling imposed by the SEC staff. The Fund may also write over-the-counter options with non-primary dealers, including foreign dealers, and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling.

FUTURES CONTRACTS: The Fund may enter into stock index futures contracts ("Futures Contracts") in order to protect the Fund's current or intended stock investments from broad fluctuations in stock prices, or for non-hedging purposes, to the extent permitted by applicable law. For example, the Fund may sell Futures Contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase Futures Contracts in order to gain rapid market exposure that may, in part or in whole, offset increases in the cost of securities that the Fund intends to purchase. As such acquisitions are made, the corresponding positions in Futures Contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon the termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

OPTIONS ON FUTURES CONTRACTS: The Fund may write or purchase options to buy or sell Futures Contracts ("Options on Futures Contracts"). The writing of a call Option on a Futures Contract constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put Option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities. The Fund may also enter into such transactions for non-hedging purposes, to the extent permitted by applicable law.

The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or
(ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and high grade government securities in a segregated account with its custodian. The Fund may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through segregation of cash or cash equivalents in an amount equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written or (ii) is less than the exercise price of the put written if the difference is maintained by the Fund in cash or high grade government securities in a segregated account with its custodian. Put and call Options on Futures Contracts written by the Fund may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Fund, the Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such Contract, will close out its futures position.

The Fund may purchase Options on Futures Contracts for hedging purposes as an alternative to purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call Options on Futures Contracts, rather than purchasing the underlying Futures Contracts.

FORWARD CONTRACTS: The Fund may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time the contract is entered into (a "Forward Contract") for hedging purposes only. The Fund will enter into Forward Contracts for the purpose of protecting its current or intended investments from fluctuations in currency exchange rates.

A Forward Contract to sell a currency may be entered into where the Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Fund may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire.

If a hedging transaction in Forward Contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, the Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Fund does not presently intend to hold Forward Contracts entered into until maturity, at which time it would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the Fund's profit or loss based upon the value of the Contracts at the time the offsetting transaction is executed.

The Fund may also choose to or be required to receive delivery of the foreign currencies underlying Forward Contracts it has entered into. The holding of currencies exposes the Fund to risk of loss if such exchange rates move in a direction adverse to the Fund's position.

The Fund has established procedures consistent with statements by the SEC and its staff regarding the use of Forward Contracts by registered investment companies, which require the use of segregated assets or "cover" in connection with the purchase and sale of such contracts. In those instances in which the Fund satisfies this requirement through segregation of assets, it will maintain, in a segregated account, cash, cash equivalents or high grade debt securities, which will be marked to market on a daily basis, in an amount equal to the value of its commitments under Forward Contracts.

RISK FACTORS: IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE TRUST'S PORTFOLIO -- The Fund's ability effectively to hedge all or a portion of its portfolio through transactions in options, Futures Contracts, and Forward Contracts will depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Fund's portfolio. Because the securities in the Fund's portfolio will most likely not be the same as those securities underlying a stock index, the correlation between movements in the portfolio and in the securities underlying the index will not be perfect. The trading of Futures Contracts and options entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in such markets. In this regard, trading by speculators in options and Futures Contracts has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such contracts. It should be noted that Futures Contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or Futures Contracts based on a broad market index, because a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. Further, with respect to options on securities, options on stock indexes and Options on Futures Contracts, the Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. In writing a covered call option on a security, index or Futures Contract, the Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. In addition, where the Fund enters into Forward Contracts as a "cross hedge" (i.e., the purchase or sale of a Forward Contract on one currency to hedge against risk of loss arising from changes in value of a second currency), the Fund incurs the risk of imperfect correlation between changes in the values of the two currencies, which could result in losses.

The Fund will invest in a hedging instrument only if, in the judgment of its Adviser, there would be expected to be a sufficient degree of correlation between movements in the value of the instrument and movements in the value of the relevant portion of the Fund's portfolio for such hedge to be effective. There can be no assurance that the Adviser's judgment will be accurate.

It should also be noted that the Fund may enter into transactions in such instruments not only for hedging purposes, but also for the purpose of increasing its return on portfolio securities. As a result, in the event of adverse market movements, the Fund might be subject to losses, which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In addition, the method of covering an option employed by the Fund may not fully protect it against risk of loss and, in any event, the Fund could suffer losses on the option position which might not be offset by corresponding portfolio gains.

With respect to the writing of straddles on securities, the Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received.

POTENTIAL LACK OF A LIQUID SECONDARY MARKET -- Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contracts at any specific time. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund had insufficient cash available to meet margin requirements, it might be necessary to liquidate portfolio securities at a time when it would be disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund's ability effectively to hedge its portfolios, and could result in trading losses. The liquidity of a secondary market in a Futures Contract or options thereon may also be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

MARGIN -- Because of low initial margin deposits made upon the opening of a futures position and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Because the Fund would engage in the purchase or sale of Futures Contracts and the writing of Options on Futures Contracts solely for hedging purposes, however, and would purchase and write options on securities and stock indexes in part for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities held by the Fund or decreases in the prices of securities the Fund intends to acquire. Where the Fund writes options on securities or options on stock indexes for other than hedging purposes, the margin requirements associated with such transactions could expose the Fund to greater risk.

TRADING AND POSITION LIMITS -- The exchanges on which Futures Contracts and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). In addition, the Commodity Futures Trading Commission (the "CFTC") and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolio of the Fund.

RISK OF OPTIONS ON FUTURES CONTRACTS -- The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying index or Futures Contract.

ADDITIONAL RISKS OF TRANSACTIONS NOT CONDUCTED ON EXCHANGES -- Transactions in Forward Contracts are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Fund. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies. Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24- hour market, events could occur on that market which would not be reflected in the forward markets until the following day, thereby preventing the Fund from responding to such events in a timely manner. Settlements of exercises of Forward Contracts generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any United States or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

Forward Contracts, and over-the-counter options on securities, are not traded on exchanges regulated by the CFTC or the SEC, but through financial institutions acting as market-makers. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Fund could be required to retain options purchased or written, or Forward Contracts entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses. Further, over-the-counter transactions are not subject to the performance guarantee of an exchange clearing house, and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty.

While Forward Contracts are not presently subject to regulation by the CFTC, the CFTC may in the future assert or be granted authority to regulate such instruments. In such event, the Fund's ability to utilize Forward Contracts in the manner set forth above could be restricted.

RESTRICTIONS ON THE USE OF OPTIONS AND FUTURES: In order to assure that the Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that the Fund enter into transactions in Futures Contracts and Options on Futures Contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Fund's assets. In addition, the Fund must comply with the requirements of various state securities laws in connection with such transactions.

The Fund has adopted the additional policy that it will not enter into a Futures Contract if, immediately thereafter, the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of the Fund's total assets. Moreover, the Fund will not purchase put and call options if, as a result, more than 5% of its total assets would be invested in such options.

When the Fund purchases a Futures Contract, an amount of cash and cash equivalents will be deposited in a segregated account with the Fund's custodian so that the amount so segregated will at all times equal the value of the Futures Contract, thereby insuring that the use of such Futures Contract is unleveraged.

INVESTMENT RESTRICTIONS. The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of its shares (which, as used in this Statement of Additional Information, means the lesser of (i) more than 50% of its outstanding shares, or (ii) 67% or more of its outstanding shares present at a meeting if holders of more than 50% of its outstanding shares are represented at such meeting in person or by proxy):

The Fund may not:

    (1) borrow amounts in excess of 5% of its gross assets, and then only as a temporary measure for extraordinary purposes, or pledge, mortgage or hypothecate an amount of its assets taken at market value which would exceed 15% of its gross assets, in each case taken at the lower of cost or market value. For the purpose of this restriction, collateral arrangements with respect to options, Futures Contracts, Options on Futures Contracts, Forward Contracts, and payments of initial and variation margin in connection therewith are not considered a pledge of assets;

    (2) underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

    (3) concentrate investments in any particular industry, but if it is deemed appropriate for the attainment of the Fund's investment objective, up to 25% of the Fund's assets, at market value at the time of each investment, may be invested in any one industry;

    (4) purchase or sell real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein) or mineral leases, commodities or commodity contracts (except for options, Futures Contracts, Options on Futures Contracts and Forward Contracts) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate or mineral leases, commodities or commodity contracts acquired as a result of the ownership of securities. The Fund will not purchase securities for the purpose of acquiring real estate or mineral leases, commodities or commodity contracts (except for options, Futures Contracts, Options on Futures Contracts and Forward Contracts);

    (5) make loans to other persons except that the Fund may enter into repurchase agreements. Not more than 15% of the Fund's total assets will be invested in repurchase agreements maturing in more than seven days. Subject to the limitation set forth in the policies below, the Fund may purchase a portion of an issue of debt securities of types commonly distributed to financial institutions. For these purposes the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

    (6) purchase the securities of any issuer if such purchase, at the time thereof, would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer, other than U.S. Government securities;

    (7) purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund;

    (8) invest for the purpose of exercising control or management;

    (9) purchase securities issued by any other registered investment company or registered investment trust except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Fund shall not purchase the securities of any investment company or investment trust if such purchase at the time thereof would cause more than 10% of the Fund's total assets, taken at market value, to be invested in the securities of such issuer; and provided, further, that the Fund shall not purchase securities issued by any open-end investment company;

    (10) purchase or retain any securities of an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is a member, officer or Director of the Adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

    (11) purchase any securities or evidences of interest therein on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and except that the Fund may make margin deposits in connection with options, Futures Contracts, Options on Futures Contracts and Forward Contracts;

    (12) sell any security which the Fund does not own unless by virtue of its ownership of other securities the Fund has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions; or

    (13) issue any senior securities except as permitted by the Investment Company Act of 1940, as amended (the "1940 Act").

In addition, the Fund has adopted the following operating policies which are not fundamental and which may be changed without shareholder approval. The Fund will not invest in securities which are subject to legal or contractual restrictions on resale, or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers) unless the Board of Trustees has determined that such securities are liquid based upon trading markets for the specific security, or repurchase agreements maturing in more than seven days, if more than 15% of the Fund's assets (taken at market value) would be invested in such securities or such repurchase agreements. The Fund may invest up to 20% (and expects generally to invest between 5% and 10%) of its total assets in foreign securities (excluding American Depositary Receipts) (which may represent a greater degree of risk (e.g., risk related to exchange rate fluctuation, tax provisions, war or expropriation) than do securities of domestic issuers). In addition, purchases of warrants will not exceed 5% of the Fund's net assets. Included within that amount, but not exceeding 2% of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Any such warrants will be valued at the lower of cost or market except that warrants which are attached to securities at the time such securities are acquired by the Fund will be deemed to be without value for the purpose of this restriction. The Fund will not invest more than 5% of its assets in companies which, including their respective predecessors, have a record of less than three years' continuous operation.

The Fund's investment limitations, policies and rating standards are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

The policies described regarding options, Futures Contracts, Options on Futures Contracts and Forward Contracts are not fundamental and may be changed without shareholder approval, as may the Fund's investment objective.

3.  MANAGEMENT OF THE FUND
The Trust's Board of Trustees provides broad supervision over the affairs of the Trust. The Adviser is responsible for the investment management, and the officers of the Trust are responsible for its operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)

TRUSTEES
A. KEITH BRODKIN,* Chairman and President
Massachusetts Financial Services Company, Chairman and Director

NELSON J. DARLING, JR.
Director or Trustee of several corporations or trusts, including Eastern
  Enterprises (diversified holding company)
Address: 18 Tremont Street, Boston, Massachusetts

WILLIAM R. GUTOW
Executive Vice-President of Capitol Entertainment Management Company
Address: 3 Ruedulac, Dallas, Texas

OFFICERS
W. THOMAS LONDON,* Treasurer
Massachusetts Financial Services Company, Senior Vice President and Assistant
  Treasurer


STEPHEN E. CAVAN,* Secretary and Clerk
Massachusetts Financial Services Company, Senior Vice President, General
  Counsel and Assistant Secretary

JAMES O. YOST,* Assistant Treasurer
Massachusetts Financial Services Company, Vice President

JAMES R. BORDEWICK, JR.,* Assistant Secretary
Massachusetts Financial Services Company, Vice President and Associate General
  Counsel

----------
*"Interested persons" (as defined in the 1940 Act) of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee and officer holds comparable positions with certain MFS affiliates or with certain other funds of which MFS or a subsidiary of MFS is the investment adviser or distributor.


As of September 30, 1995, all Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund.

The Fund pays the compensation of any Trustee who is not affiliated with the Adviser (who will receive from $1,250 to $1,925 annually, depending on attendance at meetings, plus fees for meetings of special committees, such as the Audit Committee).

Set forth in Exhibit A hereto is certain information concerning cash compensation paid to non-interested Trustees.

As of September 30, 1995, the University of Miami Growth Pool, c/o MFS Asset Management, Inc., 500 Boylston St., Boston, MA, owned 6.19% of the outstanding shares of the Fund. As of September 30, 1995, The Jewish Community Federation of Cleveland, c/o MFS Asset Management, Inc., 500 Boylston St., Boston, MA, owned 5.14% of the outstanding shares of the Fund. As of September 30, 1994, Dakota Clinic Ltd. Retirement Plan, c/o MFS Asset Management, Inc., 500 Boylston St., Boston, MA, owned 12.4% of the outstanding shares of the Fund. As of September 30, 1995, Rosemount Inc. Master Investment Trust, 733 Marquette Avenue, Minneapolis, MN, owned 21.83% of the outstanding shares of the Fund.


The Trust's Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of a settlement, such indemnification will not be provided unless it has been determined pursuant to the Declaration of Trust, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices.

INVESTMENT ADVISER

MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a wholly owned subsidiary of Sun Life Assurance Company of Canada (U.S.) which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life").

The Adviser manages the Fund pursuant to an Investment Advisory Agreement, dated August 7, 1992 (the "Advisory Agreement"). The Adviser provides the Fund with overall investment advisory and administrative services, as well as general office facilities. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives a management fee computed and paid monthly equal on an annualized basis to 0.75% of the Fund's average daily net assets. The Advisor has voluntarily agreed, through June 30, 1997, to waive its management fees and/or pay expenses of the Fund in order to maintain total expenses of the Fund at no more than 0.75% each year. Although this management fee is greater than that paid by many investment companies, it is not greater than the management fees generally paid by funds with similar investment objectives.

For the period from the commencement of operations on June 16, 1993 to June 30, 1993, June 30, 1994 and for the fiscal year ended June 30, 1995, MFS received management fees under the Advisory Agreement of $743 (before a reduction of $743), and $127,028 (before a reduction of $127,028), and, $540,536 (before a reduction of $168,512), respectively.

MFS pays the compensation of the Trust's officers and of any Trustee who is an officer of the Adviser. The Adviser also furnishes at its own expense all necessary administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments, effecting the Fund's portfolio transactions and, in general, administering its affairs.

The Advisory Agreement will remain in effect until August 1, 1996, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities (as defined under "Investment Policies and Restrictions -- Investment Restrictions") and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Trust's outstanding voting securities or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement provides that if MFS ceases to serve as the Adviser to the Fund, the Fund will change its name so as to delete the term "MFS" and that MFS may render services to others and may permit fund clients in addition to the Trust to use the term "MFS" in their names. The Advisory Agreement also provides that neither MFS nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement.

CUSTODIAN
The Fund has engaged State Street Bank and Trust Company (the "Custodian") as its custodian. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities, including repurchase agreements, issued by the Custodian and may deal with the Custodian as principal in securities transactions. The Trustees have reviewed and approved as in the best interests of the Fund and its shareholders custodial arrangements with Chase Manhattan Bank, N.A. for securities of the Fund held outside the United States. The Custodian has contracted with the Adviser for the Adviser to perform certain accounting functions related to options transactions for which the Adviser receives remuneration on a cost basis.

SHAREHOLDER SERVICING AGENT

MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to a Shareholder Servicing Agreement, effective April 26, 1995, (the "Agency Agreement") with the Trust. The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and keeping records in connection with the issuance, transfer and redemption of the shares of the Fund. For these services, the Shareholder Servicing Agent will receive a fee based on the number of accounts in the Fund, computed and paid monthly. In addition, the Shareholder Servicing Agent will be reimbursed by the Fund for certain expenses incurred by the Shareholder Servicing Agent on behalf of the Fund. State Street Bank and Trust Company, the dividend and distribution disbursing agent of the Fund, has contracted with the Shareholder Servicing Agent to administer and perform certain dividend and distribution disbursing functions for the Fund. For the fiscal year ended June 30, 1995, the Fund paid the Shareholder Servicing Agent $3,612 under the Agency Agreement.


DISTRIBUTOR

MFD, a wholly owned subsidiary of MFS, serves as the distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement dated as of June 15, 1994 (the "Distribution Agreement").


The Distribution Agreement will remain in effect until June 15, 1996 and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Trust's shares (as defined in "Investment Restrictions") and in either case, by a majority of the Trustees who are not parties to such Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.

4.  PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
Specific decisions to purchase or sell securities for the Fund are made by the Fund's portfolio manager who is an employee of the Adviser and who is appointed and supervised by its senior officers. Changes in the Fund's investments are reviewed by the Board of Trustees. The portfolio manager may serve other clients of the Adviser or any subsidiary of the Adviser in a similar capacity.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. The Adviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Fund and other clients of the Adviser on the basis of their professional capability, the value and quality of their brokerage services, and the general level of their brokerage commissions. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Adviser normally seeks to deal directly with the primary market makers, unless in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. Securities firms or futures commission merchants may receive brokerage commissions on transactions involving options, Futures Contracts and Options on Futures Contracts and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions. From time to time soliciting dealer fees are available to the Adviser on the tender of the Fund's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Fund by the Adviser. At present no other recapture arrangements are in effect.

Consistent with the foregoing primary consideration, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD") and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of investment company clients of MFS Financial Services, Inc., a wholly owned subsidiary of MFS and the principal underwriter of certain funds in the MFS Family of Funds (the "MFS Funds"), as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Fund or to its other clients. Not all of such services are useful or of value in advising the Fund.

The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Adviser's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Fund, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to the Adviser. The Trustees of the Fund (together with the Trustees of the other MFS Funds) have directed the Adviser to allocate a total of $20,000 of commission business from the MFS Funds to the Pershing Division of Donaldson, Lufkin & Jenrette as consideration for the annual renewal of the Lipper Directors' Analytical Data Service (which provides information useful to the Trustees in reviewing the relationship between the Fund and the Adviser).

The Adviser's investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Adviser as a consideration in the selection of brokers to execute portfolio transactions. However, the Adviser is unable to quantify the amount of commissions set forth below which were paid as a result of such Research because a substantial number of transactions were effected through brokers which provide Research but which were selected principally because of their execution capabilities.

The management fee that the Fund pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

For the Fund's fiscal year ended June 30, 1994, total brokerage commissions of $51,752 were paid on total transactions (other than U.S. Government securities, Purchased options transactions and short-term obligations) of $41,139,373.

In certain instances there may be securities which are suitable for the Trust's portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Fund believes that its ability to participate in volume transactions will produce better executions for the Fund.

5.  TAX STATUS

The Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition and holding period of the Fund's portfolio assets. Because the Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in accordance with the timing and certain other requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes, although the Fund's foreign-source income may be subject to foreign withholding taxes. If the Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to the shareholders.


Shareholders of the Fund normally will have to pay federal income taxes, and any state or local taxes, on the dividends and capital gain distributions they receive from the Fund. Dividends from income including certain foreign currency gains and any distributions from net short-term capital gains, whether received in cash or reinvested in additional shares, are taxable to the Fund's shareholders as ordinary income for federal income tax purposes. A portion of the Fund's ordinary income dividends (but none of its capital gains) is eligible for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments. Distributions from net capital gains (i.e., the excess of the net long-term capital gains over the short-term capital losses), whether received in cash or invested in additional shares, are taxable to the Fund's shareholders as long-term capital gains for federal income tax purposes regardless of how long they have owned shares in the Fund. Fund dividends declared in October, November or December and paid the following January will be taxable to shareholders as if received on December 31 of the year in which they are declared.

Any dividend or distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the dividend or distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a redemption of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of shares within ninety days after their purchase followed by any purchase (including purchases by exchanges or by reinvestment) of the Fund or of another MFS Fund (or any other shares of an MFS Fund generally sold subject to a sales charge) without payment of an additional sales charge.

The Fund's current dividend and accounting policies will affect the amount, timing, and character of distributions to shareholders, and may, under certain circumstances, make an economic return of capital taxable to shareholders.

The Fund's transactions in options, Futures Contracts, and Forward Contracts will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on such day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund will limit its activities in options, Futures Contracts, and Forward contracts to the extent necessary to meet the requirements of Subchapter M of the Code.

Special tax considerations apply with respect to foreign investments of the Fund. For example, foreign exchange gains and losses realized by the Fund will generally be treated as ordinary income and losses. Use of foreign currencies for non-hedging purposes and investments by the Fund in certain "passive foreign investment companies" may be limited in order to avoid a tax on the Fund.

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source; the Fund does not expect to be able to pass through to shareholders foreign tax credits with respect to such foreign taxes. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates of tax where available. It is impossible to determine the effective rate of foreign taxes in advance since the amount of the Fund's assets to be invested within various countries is not known.

Dividends and certain other payments to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at the rate of 30%. The Fund intends to withhold U.S. Federal income tax at the rate of 30% on taxable dividends and other payments made to Non-U.S. Persons that are subject to such withholding, regardless of whether a lower treaty rate may be permitted. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims. Distributions received from the Fund by non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions. The Fund is also required in certain circumstances to apply backup withholding of 31% of taxable dividends and redemption proceeds paid to any shareholder who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding.

As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.

6.  DETERMINATION OF NET ASSET VALUE AND PERFORMANCE NET ASSET VALUE

The net asset value of shares of the Fund is determined each day during which the New York Stock Exchange (the "Exchange") is open for trading. (As of the date of this Statement of Additional Information, such Exchange is open for trading every weekday except for the following holidays or the days on which they are observed: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on such Exchange by deducting the amount of the Fund's liabilities from the value of its assets and dividing the difference by the number of its shares outstanding. Equity securities in the Fund's portfolio are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities not reported on the NASDAQ system. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. Other short-term obligations are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Positions in listed options, Futures Contracts and Options on Futures Contracts will normally be valued at the last reported sales price or the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the exchange (whether domestic or foreign) on which they are primarily traded. Positions in over-the-counter options will be valued using dealer supplied valuations. Portfolio securities and over-the-counter options and other portfolio investments for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Forward Contracts will be valued using a pricing model taking into consideration market data from an external pricing source.


Generally, trading in foreign securities is substantially completed each day at various times prior to the close of regular trading on the New York Stock Exchange. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the close of regular trading on the Exchange which will not be reflected in the computation of the Fund's net asset value unless the Trustees deem that such event would materially affect the net asset value in which case an adjustment would be made.

All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. A share's net asset value is effective for orders received by the dealer prior to its calculation and received by FSI, the Trust's principal underwriter, prior to the close of that business day.

PERFORMANCE INFORMATION
The Fund will calculate its total rate of return for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made at net asset value with all distributions reinvested) to reach the value of that investment at the end of the periods. The Fund may also calculate total rates of return which represent aggregate performance over a period or year-by-year performance. Total rate of return reflects the performance of both principal and income.

Any total rate of return quotation provided by the Fund should not be considered as representative of the performance of the Fund in the future since the net asset value of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the Fund's portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate yields and total rates of return should be considered when comparing the yield and total rate of return of the Fund to yields and total rates of return published for other investment companies or other investment vehicles.

The aggregate total rate of return for the Fund for the fiscal year ended June 30, 1994 was 17.50%. The aggregate total rate of return for the period from commencement of investment operations (June 16, 1993) to June 30, 1994 was 19.5% (on a non-annualized basis). The average annual total rate of return for the Fund for the same period was 18.71%. This annualized total rate of return represents a limited time frame and may not be indicative of future performance. Total rate of return figures would have been lower had certain fee waivers not been in place.

MFS FIRSTS: MFS has a long history of innovations.


-- 1924 -- Massachusetts Investors Trust is established as the first open-end mutual fund in America.

-- 1924 -- Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.

-- 1932 -- One of the first internal research departments is established to provide in-house analytical capability for an investment management firm.

-- 1933 -- Massachusetts Investors Trust is the first mutual fund to register under the Securities Act of 1933 ("Trust in Securities Act" or "Full Disclosure Act").

-- 1936 -- Massachusetts Investors Trust is the first mutual fund to allow shareholders to take capital gain distributions either in additional shares or cash.

-- 1976 -- MFS(R) Municipal Bond Fund is among the first municipal bond funds established.

-- 1979 -- Spectrum becomes the first combination fixed/variable annuity with no initial sales charge.

-- 1981 -- MFS(R) World Governments Fund is established as America's first globally diversified fixed/income mutual fund.

-- 1984 -- MFS(R) Municipal High Income Fund is the first open-end mutual fund to seek high tax-free income from lower-rated municipal securities.

-- 1986 -- MFS(R) Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.

-- 1986 -- MFS(R) Municipal Income Trust is the first closed-end, high-yield municipal bond fund traded on the New York Stock Exchange.

-- 1987 -- MFS(R) Multimarket Income Trust is the first closed-end, multimarket high income fund listed on the New York Stock Exchange.

-- 1989 -- MFS Regatta becomes America's first non-qualified market-value-adjusted fixed/variable annuity.

-- 1990 -- MFS(R) World Total Return Fund is the first global balanced fund.

-- 1993 -- MFS(R) World Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisers.

-- 1993 -- MFS becomes investment adviser of MFS(R) Union Standard Trust, the first investment company to invest solely in companies deemed to be union-friendly by an Advisory Board of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders.


7.  DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. The Trust presently has two series and reserves the right to create and issue additional series of shares. Each share of a series represents an equal proportionate interest in that series with each other share of that series. Shares of each series participate equally in the earnings, dividends and assets of the particular series. Shares of each series vote separately to approve investment advisory agreements or changes in investment restrictions, but shares of all series vote together in the election of Trustees or selection of accountants. Should the Trust be liquidated, shareholders of each series would be entitled to share pro rata in the net assets of their respective series available for distribution to shareholders.

Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have the right under certain circumstances to remove one or more Trustees. No material amendment may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the Trust's outstanding shares (as defined in "Investment Policies and Restrictions -- Investment Restrictions"). Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable. The Trust may be terminated (i) upon the merger or consolidation of the Trust with another organization or upon the sale of all or substantially all of its assets, if approved by the vote of the holders of two-thirds of the outstanding shares of the Trust, except that if the Trustees recommend such merger, consolidation or sale, the approval by vote of the holders of more than 50% of the outstanding shares will be sufficient, (ii) upon liquidation and distribution of the assets of the Trust or the Fund (as applicable), if approved by the holders of not less than two-thirds of the outstanding shares of the Trust or the Fund (as applicable), or (iii) by the Trustees by written notice to the Trust's shareholders or Fund shareholders (as applicable). If not so terminated, the Trust will continue indefinitely.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.


8.  INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS
Deloitte & Touche LLP are the Trust's Independent Auditors, providing audit services, tax return preparation and assistance and consultation with respect to the preparation of filings with the SEC.


The Portfolio of Investments at June 30, 1995, Statement of Assets and Liabilities, as of June 30, 1995, the related Statement of Operations for the year then ended June 30, 1995 and the Statement of Changes in Net Assets and the Financial Highlights for the year ended June 30, 1995, June 30, 1994 and for the period from June 16, 1993 (commencement of operations) to June 30, 1993, Notes to the Financial Statements and the Independent Auditors' Report, each of which is included in the Annual Report to shareholders of the Fund, are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the report of Deloitte & Touche LLP, independent Auditors', as experts in accounting and auditing. A copy of the Annual Report accompanies this Statement of Additional Information.

                                                                      APPENDIX A

            DESCRIPTION OF OPTIONS, FUTURES AND FORWARD CONTRACTS

OPTIONS ON SECURITIES
An option on a security provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although this entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered," which is generally accomplished through the writer's ownership of the underlying security, in the case of a call option, or the writer's segregation of an amount of cash or securities equal to the exercise price in the case of a put option. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price in the case of a put option. Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option. Options on securities which have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

Options on securities and options on indexes of securities, discussed below, are traded on national securities exchanges, such as the Chicago Board Options Exchange and the New York Stock Exchange, which are regulated by the SEC. The Options Clearing Corporation guarantees the performance of each clearing member which is a party to an exchange-traded option, by in effect taking the opposite side of each such option. A holder or writer may engage in transactions in exchange-traded options on securities and options on indexes of securities only through a registered broker-dealer which is a member of the exchange on which the option is traded.

In addition, options on certain securities are traded over-the-counter through financial institutions dealing in such options as well as the underlying instruments. Such options are traded in a manner substantially similar to exchange-traded options, except that many of the protections offered in an exchange environment, such as a clearing house performance guarantee, are not available. The particular risks of over-the-counter transactions are set forth more fully in the Statement of Additional Information.

OPTIONS ON STOCK INDEXES
In contrast to an option on a security, an option on a stock index provides the holder with the right to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by
(ii) a fixed "index multiplier." The purchaser of the option receives this cash settlement amount if the closing level of the stock index on the day of exercise is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount if the option is exercised. As in the case of options on securities, the writer or holder may liquidate positions in stock index options prior to exercise or expiration by entering into closing transactions on the exchange on which such positions were established, subject to the availability of a liquid secondary market.

The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indexes, such as the Standard & Poor's 100 Index, or on indexes of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included.

FUTURES CONTRACTS
A Futures Contract is a bilateral agreement providing for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price, based on movements in the value of an index similar to that underlying options on stock indexes. At the termination of a Futures Contract, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. In addition, Futures Contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

The purchase or sale of a Futures Contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable, a process known as "marking to the market."

A Futures Contract may be purchased or sold only on an exchange, known as a "contract market," designated by the CFTC for the trading of such contracts, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each clearing member which is a party to a Futures Contract, by in effect taking the opposite side of such Contract. At any time prior to the expiration of a Futures Contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it.

A stock index futures contract provides for the making and acceptance of a cash settlement in much the same manner as the settlement of an option on a stock index. The types of indexes underlying stock index futures contracts are essentially the same as those underlying stock index options, as described above. The index assigns relative values to the securities included in the index and its composition is changed periodically.

OPTIONS ON FUTURES CONTRACTS
An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

An option, whether on a security, an index or a Futures Contract, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the timing of such exercise.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
A Forward Contract is a contractual obligation to purchase or sell a specific quantity of a given foreign currency for a fixed exchange rate at a future date. Forward Contracts are individually negotiated and are traded through the "interbank currency market," an informal network of banks and brokerage firms which operates around the clock and throughout the world. Transactions in the interbank market may be executed only through financial institutions acting as market-makers in the interbank market, or through brokers executing purchases and sales through such institutions. Market-makers in the interbank market generally act as principals in taking the opposite side of their customers' positions in Forward Contracts, and ordinarily charge a mark-up or commission which may be included in the cost of the Forward Contract. In addition, market-makers may require their customers to deposit collateral upon entering into a Forward Contract, as security for the customer's obligation to make or receive delivery of currency, and to deposit additional collateral if exchange rates move adversely to the customer's position. Such deposits may function in a manner similar to the margining of Futures Contracts, described above.

Prior to the stated maturity date of a Forward Contract, it may be possible to liquidate the transaction by entering into an offsetting Contract. In order to do so, however, a customer may be required to maintain both Contracts as open positions until maturity and to make or receive a settlement of the difference owed to or from the market-maker or broker at that time.

                                                                       EXHIBIT A


                   MFS INSTITUTIONAL EMERGING EQUITIES FUND

                          TRUSTEE COMPENSATION TABLE

                                                      TOTAL TRUSTEE FEES
                                 TRUSTEE FEES           FROM FUND AND
NAME OF TRUSTEE                 FROM THE FUND(1)        FUND COMPLEX(2)
---------------                ------------------       ---------------
Nelson J. Darling, Jr. ........      $2,334                 $10,618
William R. Gutow ..............       2,334                  10,618

NOTES:
(1) For fiscal year ending June 30, 1995.
(2) For calendar year ended December 31, 1994. All Trustees served as Trustees of 17 funds advised by MFS (having aggregate net assets at December 31, 1994 of approximately $143 million).

         ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(3)


                                            YEARS OF SERVICE
                            ----------------------------------------------------
        AVERAGE TRUSTEE FEES         3         5         7        10 OR MORE
--------------------------------------------------------------------------------
              $2,100               $315      $525      $735          $1,050
               2,190                329       548       767           1,095
               2,280                342       570       798           1,140
               2,370                356       593       830           1,185
               2,460                369       615       861           1,230
               2,550                383       638       893           1,275

(3) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000
(800) 637-8730

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
c/o MFS Asset Management, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: 800 637-8730

MAILING ADDRESS:
P.O. Box 2281, Boston, MA 02107-9906

AUDITORS
Deloitte & Touche LLP
125 Summer Street, Boston MA 02110




MFS(R) INSTITUTIONAL EMERGING
EQUITIES FUND


500 BOYLSTON STREET
BOSTON, MA 02116


[LOGO] MFS(R)

THE FIRST NAME IN MUTUAL FUNDS

                                                11/95

[LOGO] M F S(SM)                                       ANNUAL REPORT FOR
THE FIRST NAME IN MUTUAL FUNDS                                YEAR ENDED
                                                           JUNE 30, 1995


MFS(R) EMERGING EQUITIES FUND


[Graphic omitted: art work:
 Silhouette of two men talking in front of a large window.]

MFS(R) EMERGING EQUITIES FUND

TRUSTEES                             INVESTMENT  ADVISER
A. Keith Brodkin*                    Massachusetts Financial Services Company
Chairman and President               500 Boylston Street
                                     Boston, Massachusetts 02116-3741
Nelson J. Darling, Jr.
Trustee, Eastern Enterprises         DISTRIBUTOR
(Diversified Holding Company)        MFS Fund Distributors, Inc.
                                     500 Boylston Street
William R. Gutow                     Boston, Massachusetts 02116-3741
Executive Vice President,
Capital Entertainment Management     PORTFOLIO  MANAGER
Company                              Christian Felipe*

                                     TREASURER
                                     W. Thomas London*

                                     ASSISTANT  TREASURER
                                     James O. Yost*

                                     SECRETARY
                                     Stephen E. Cavan*

                                     ASSISTANT  SECRETARY
                                     James R. Bordewick, Jr.*

                                     SHAREHOLDER  SERVICE  CENTER
                                     MFS Service Center, Inc.
                                     P.O. Box 2281
                                     Boston, MA 02107-9906

                                     For general information, call toll free:
                                     1-800-637-2262

                                     CUSTODIAN
                                     State Street Bank and Trust Company

                                     AUDITORS
                                     Deloitte & Touche LLP


*Affiliated with the Investment Adviser

LETTER TO SHAREHOLDERS

Dear Shareholders:
The past 12 months combined two very positive factors for the U.S. equity market: strong corporate earnings gains of over 20%, and declining interest rates. These two factors have accounted for an earnings-driven market. Companies meeting or exceeding earnings estimates have been well rewarded in the marketplace as price/earnings multiples have expanded, especially for the fastest growing companies. The strongest sector for earnings gains and price performance was technology. Steady growers, such as health care, or groups with disappointing earnings such as retail, have been punished by investors. Small-capitalization stocks posted positive returns for the year with the Russell 2000 Total Return Index (an unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks traded on the New York Stock Exchange, the American Stock Exchange and NASDAQ) gaining 20.07%.

    The Fund posted a strong positive total return for the year ending June 30th of +43.21% (including the reinvestment of distributions), outperforming the Russell 2000 Index. A discussion of these results may be found in the Portfolio Performance and Strategy section of this letter.

Economic Environment
In response to increasing evidence of economic weakness during the second quarter, the Federal Reserve Board has reversed policy by lowering the federal funds rate 0.25%. This marks the first time in three years that this rate has been lowered, and brings to at least a temporary conclusion the Federal Reserve's 18-month monetary-tightening initiative. Although inflation at the consumer level has been trending higher this year at a 3 1/2% annualized rate, recent evidence suggests that these pressures are beginning to moderate, allowing the Federal Reserve to shift its policy focus toward sustaining economic growth. Despite the economy's apparent lackluster performance in the second quarter, we do not anticipate that the economy will lapse into recession. Rather, we believe it will continue to expand at a more moderate, sustainable pace, supported by lower prevailing interest rates and a healthy export sector.

Stock Market
The stock market has maintained its upward momentum as stock prices have responded to the cessation of the Federal Reserve's monetary-tightening initiative and the belief that gains in corporate earnings may remain substantial. Although we expect growth to remain moderate, our outlook for corporate earnings growth remains favorable. We have been de-emphasizing many cyclical areas such as autos and basic materials because of their less attractive earnings outlook and have been emphasizing growth areas such as technology, health care, consumer and household products, and financial services.

Portfolio Performance and Strategy
The Fund's favorable performance during the past year resulted primarily from overweightings in two industry sectors which included some of our largest holdings: technology, and leisure and entertainment. As we have mentioned in previous reports, the technology sector continues to be very important to the world's economies. Industrialized countries are using technology to improve their competitive positions, enhance their products and services, and reduce their costs. In addition, newly industrialized countries are using technology to accelerate their entrance into the world economies. In this sector, we believe the best opportunities are in software and networking companies. Thus, the Fund continues to own Informix, Autodesk and Cadence Design. We also added to our positions in Sybase and Compuware when their stock prices fell due to disappointing earnings.

    Many leisure and entertainment companies have continued to enjoy favorable performance. Our holdings in the lodging, gaming and restaurant industries have done particularly well. Lodging fundamentals continue to remain strong because very few hotels were built in the second half of the 1980s, supply has remained limited, and room rates and occupancies have trended higher. Gaming stocks have rebounded because most of the capacity which has been added recently has been quickly absorbed by burgeoning demand. The restaurant industry has rebounded from what we believe were very depressed valuations. Hospitality Franchise Systems in the lodging industry, Promus in the gaming and lodging industry, and Applebee's in the restaurant industry have all performed well.

    A factor which detracted from the Fund's performance during the past six months has been its overweighting in the health care industry. Our holdings in the nursing home industry and in health maintenance organizations (HMOs) have been hurt by the Republican initiatives in Washington to cut Medicare. We believe the worst-case scenario has been built into stock valuations already, and we have added aggressively to HMOs such as Pacificare and to nursing homes such as Integrated Health.

    The environment for stocks this year has been very positive. Strong corporate earnings, coupled with flat-to-declining interest rates, have driven valuations higher. Even so, because of the strong earnings growth of many smaller companies, valuations are still depressed based on historical parameters. While we cannot predict when these companies will once again receive favorable valuations, we believe that companies with rapid earnings growth will eventually be recognized by the marketplace.

    We appreciate your support and welcome any questions or comments you may have.

Respectfully,


/s/ A. Keith Brodkin                    /s/ Christian Felipe
    A. Keith Brodkin                        Christian Felipe
    Chairman and President                  Portfolio Manager

    July 18, 1995


PORTFOLIO MANAGER PROFILE

Christian Felipe joined the MFS Research Department in 1986. A graduate of U.C.L.A. and the University of Pennsylvania's Wharton School of Finance and Commerce, he was named Investment Officer in 1987, Assistant Vice President - Investments in 1988 and Vice President - Investments in 1989. Mr. Felipe has served as Portfolio Manager of MFS Emerging Equities Fund since 1993.

TAX FORM SUMMARY

In January 1996, shareholders will be mailed a Tax Form Summary reporting the federal tax status of all distributions paid during the calendar year 1995. The Fund designates $112,290 as capital gain distributions.

PERFORMANCE SUMMARY

The information in this section illustrates the historical performance of MFS Emerging Equities Fund in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index. All results reflect the reinvestment of all dividends and capital gains.

GROWTH OF A HYPOTHETICAL $5,000,000 INVESTMENT
(For the Period from July 1, 1993 to June 30, 1995)

Line graph representing the growth of a $5,000,000 investment for the period from July 1, 1993 to June 30, 1995. The graph is scaled from $4,000,000 to $9,000,000 in $1,000,000 segments. The years are marked from 1993 to 1995. There are four lines drawn to scale. One is a solid line representing MFS Emerging Equities Fund, a second line of short dashes represents the S&P 500, a third line of medium dashes represents the Russell 2000 Index, and a fourth line of long dashes represents the Consumer Price Index.

MFS Emerging Equities Fund    $8,413,439
S&P 500                       $6,389,500
Russell 2000 Index            $6,268,000
Consumer Price Index          $5,280,050


AVERAGE ANNUAL TOTAL RETURNS
                                                                    6/16/93* -
                                                          1 Year    6/30/95
------------------------------------------------------------------------------
MFS Emerging Equities Fund                               +43.21%    +30.16%
------------------------------------------------------------------------------
Russell 2000 Index                                       +20.07%    +11.96%
------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index                    +26.03%    +13.05%
------------------------------------------------------------------------------
Consumer Price Index<+>                                  + 3.04%    + 2.77%
------------------------------------------------------------------------------

All results are historical and, therefore, are not an indication of future results. The principal value and income return of an investment in a mutual fund will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost. Fund results reflect the applicable expense subsidy which is explained in the Notes to Financial Statements. Had the subsidy not been in effect, the results would have been less favorable. The subsidy may be rescinded by MFS at any time.

* Commencement of offering of shares. Benchmark comparisons are from July 1, 1993.
+ The Consumer Price Index is a popular measure of change in prices.

PORTFOLIO OF INVESTMENTS - June 30, 1995

Common Stocks - 96.0%
-----------------------------------------------------------------------------
Issuer                                                  Shares          Value
-----------------------------------------------------------------------------
Apparel and Textiles - 0.4%
  Nine West Group, Inc.*                                12,000   $    438,000
-----------------------------------------------------------------------------
Business Machines - 1.2%
  Affiliated Computer Co.*                              34,100   $  1,040,050
  National Instruments Corp.*                           14,500        257,375
                                                                 ------------
                                                                 $  1,297,425
-----------------------------------------------------------------------------
Business Services - 10.0%
  BISYS Group, Inc.*                                    37,200   $    827,700
  CUC International, Inc.*                              36,000      1,512,000
  Ceridian Corp.*                                       44,400      1,637,250
  Computer Sciences, Inc.*                              30,000      1,706,250
  FIserv, Inc.*                                         32,000        900,000
  Franklin Quest Co.*                                   14,700        352,800
  Global Directmail Corp.*                               4,100         80,975
  Interim Services, Inc.*                               60,200      1,505,000
  National Data Corp.                                    4,100         94,812
  SPS Transaction Services Corp.*                       54,000      1,869,750
  Transaction Systems Architects, Inc., "A"*             8,700        224,025
                                                                 ------------
                                                                 $ 10,710,562
-----------------------------------------------------------------------------
Cellular Phones - 1.3%
  Cellular Communications of Puerto Rico*               44,000   $  1,347,500
-----------------------------------------------------------------------------
Computer Software - 0.5%
  CATS Software, Inc.*                                   1,100   $     12,100
  Discreet Logic, Inc.*                                  1,000         33,000
  Network Peripherals, Inc.*                            21,300        464,606
  Seer Technologies, Inc.*                                 900         18,675
                                                                 ------------
                                                                 $    528,381
-----------------------------------------------------------------------------
Computer Software - Personal Computers - 3.9%
  Autodesk, Inc.                                        80,000   $  3,440,000
  Eagle Point Software Corp.*                              600         10,200
  Learning Co.*                                          9,200        330,625
  Maxis, Inc.*                                           1,200         31,950
  Softkey International, Inc.*                          12,200        388,875
                                                                 ------------
                                                                 $  4,201,650
-----------------------------------------------------------------------------
Computer Software - Systems - 13.8%
  BDM International, Inc.*                               2,000   $     40,750
  BMC Software, Inc.*                                   21,100      1,629,975
  Cadence Design Systems, Inc.*                        130,000      4,208,750
  Compuware Corp.*                                      60,000      1,845,000
  Datalogix International, Inc.*                         1,100         26,812
  HNC Software, Inc.*                                      700         14,875
  Inference Corp., "A"*                                    600          8,475
  Informix Corp.*                                      106,000      2,689,750
  Keane, Inc.*                                          22,000        547,250
  Structural Dynamics Research Corp.*                   81,100      1,049,231
  Sybase, Inc.*                                         53,800      1,580,375
  System Software Associates, Inc.                      52,000      1,040,000
  UUNET Technologies, Inc.*                              1,700         46,750
                                                                 ------------
                                                                 $ 14,727,993
-----------------------------------------------------------------------------
Consumer Goods and Services - 0.3%
  Blyth Industries, Inc.*                                5,800   $    247,225
  Toy Biz, Inc.*                                         1,000         18,125
                                                                 ------------
                                                                 $    265,350
-----------------------------------------------------------------------------

Electronics - 8.3%
  C.P. Clare Corp.*                                      1,300   $     26,000
  LSI Logic Corp.*                                     130,000      5,086,250
  LTX Corp.*                                            54,000        479,250
  Linear Technology Corp.                               13,000        858,000
  Oak Technology, Inc.*                                 10,300        378,525
  Paradigm Technology, Inc.*                               900         20,194
  Tower Semiconductor Ltd.*                             10,000        290,000
  Ultratech Stepper, Inc.*                               1,700         59,925
  Xilinx, Inc.*                                         18,300      1,720,200
                                                                 ------------
                                                                 $  8,918,344
-----------------------------------------------------------------------------
Entertainment - 4.9%
  American Radio Systems Corp.*                          5,100   $    116,025
  Casino America, Inc.*                                 23,100        349,387
  Clear Channel Communications*                          3,600        231,750
  Grand Casinos, Inc.*                                  16,300        576,612
  Heritage Media Corp., "A"*                            20,300        586,162
  Infinity Broadcasting Corp., "A"*                     23,700        790,988
  International Family Entertainment, Inc., "B"*        10,300        162,225
  Mirage Resorts, Inc.*                                 36,000      1,102,500
  National Gaming Corp.*                                11,700        100,913
  Promus Cos., Inc.*                                    24,100        939,900
  Rio Hotel & Casino, Inc.*                             14,800        203,500
  Sinclair Broadcast Group, "A"*                         2,000         56,000
  Station Casinos, Inc.*                                 4,700         81,075
                                                                 ------------
                                                                 $  5,297,037
-----------------------------------------------------------------------------
Financial Institutions - 4.1%
  Advanta Corp., "B"                                     9,900   $    373,725
  Franklin Resources, Inc.                              62,100      2,763,450
  Student Loan Corp.                                    45,000      1,209,375
                                                                 ------------
                                                                 $  4,346,550
-----------------------------------------------------------------------------
Insurance - 1.6%
  Equitable of Iowa Cos.                                52,900   $  1,739,088
-----------------------------------------------------------------------------
Machinery - 0.3%
  Watts Industries, Inc., "A"                           14,200   $    355,888
-----------------------------------------------------------------------------
Medical and Health Products - 0.2%
  Amerisource Health Corp., "A"*                         1,800   $     41,063
  Medisense, Inc.*                                       9,900        191,813
                                                                 ------------
                                                                 $    232,876
-----------------------------------------------------------------------------
Medical and Health Technology and Services - 14.5%
  American Oncology Resources, Inc.*                     1,800   $     49,950
  Community Health Systems, Inc.*                       64,700      2,191,713
  Genesis Health Ventures, Inc.*                         4,700        139,238
  Health Management Assoc., Inc., "A"*                  74,100      2,167,425
  Healthsource, Inc.*                                    5,700        199,500
  Integrated Health Services, Inc.                      80,000      2,400,000
  Lincare Holdings, Inc.*                               13,900        369,219
  Living Centers of America, Inc.*                      38,000      1,030,750
  Manor Care, Inc.                                      13,800        401,925
  Mariner Health Group, Inc.*                           25,400        285,750
  Mid-Atlantic Medical Services, Inc.*                 115,800      2,142,300
  Pacificare Health Systems, Inc., "B"*                 46,200      2,356,200
  Surgical Care Affiliates, Inc.                        92,900      1,776,713
                                                                 ------------
                                                                 $ 15,510,683
-----------------------------------------------------------------------------
Pollution Control - 0.4%
  Western Waste Industries*                             18,500   $    372,313
-----------------------------------------------------------------------------
Printing and Publishing - 2.3%
  Belo (A.H.) Corp., "A"                                32,200   $    986,125
  Nelson Thomas, Inc.                                   42,000        808,500
  Pulitzer Publishing Co.                               16,300        694,788
                                                                 ------------
                                                                 $  2,489,413
-----------------------------------------------------------------------------
Restaurants and Lodging - 9.3%
  Apple South, Inc.                                      1,700   $     33,150
  Applebee's International, Inc.                        47,400      1,220,550
  Brinker International, Inc.*                          16,800        289,800
  Buffets, Inc.*                                        61,900        851,125
  DF&R Restaurants, Inc.*                                8,400        185,850
  Doubletree Corp.*                                      6,300        135,844
  Hometown Buffet, Inc.*                                11,750        133,656
  Hospitality Franchise System, Inc.*                  143,000      4,951,375
  Promus Hotel Corp.*(S)(S)                             11,500        253,000
  ShoLodge, Inc.*                                       52,666        783,407
  Sonic Corp.*                                          31,900        877,250
  Taco Cabana, Inc., "A"*                               35,900        197,450
                                                                 ------------
                                                                 $  9,912,457
-----------------------------------------------------------------------------
Stores - 9.1%
  Boise Cascade Office Products Corp.*                   2,500   $     55,625
  Consolidated Stores Corp.*                           103,900      2,168,912
  Discount Auto Parts, Inc.*                            18,300        464,362
  Dollar Tree Stores, Inc.*                              3,800        100,700
  General Nutrition Cos., Inc.*                         19,000        667,375
  Gymboree Corp.*                                       18,000        523,125
  Micro Warehouse, Inc.*                                62,000      2,852,000
  Mothers Work, Inc.*                                   17,200        249,400
  Movie Gallery, Inc.*                                   5,800        203,362
  Office Depot, Inc.*                                   77,350      2,175,469
  Officemax, Inc.*                                       9,100        253,662
                                                                 ------------
                                                                 $  9,713,992
-----------------------------------------------------------------------------
Telecommunications - 9.6%
  ALC Communications Corp.*                             80,000   $  3,610,000
  Bay Networks, Inc.*                                   31,900      1,319,862
  Cabletron Systems, Inc.*                              50,000      2,662,500
  Equalnet Holding Corp.*                               16,300        244,500
  Glenayre Technologies, Inc.*                           7,500        382,500
  Highwaymaster Communications*                            400          6,100
  LCI International, Inc.*                              15,000        459,375
  Netmanage, Inc.*                                      16,000        272,000
  Newbridge Networks Corp.*                             10,100        356,025
  Paging Network, Inc.*                                 11,950        409,287
  Videoserver, Inc.*                                     1,000         39,000
  Worldcom, Inc.*                                       19,674        531,198
                                                                 ------------
                                                                 $ 10,292,347
-----------------------------------------------------------------------------
Total Common Stocks (Identified Cost, $86,862,412)               $102,697,849
-----------------------------------------------------------------------------

Short-Term  Obligations - 6.3%
-----------------------------------------------------------------------------
                                              Principal Amount
Issuer                                           (000 Omitted)          Value
-----------------------------------------------------------------------------
  Federal Home Loan Bank, due 7/10/95                   $1,880   $  1,877,227
  Federal Home Loan Bank, due 7/17/95                      480        478,737
  Federal Home Loan Bank, due 7/31/95                      485        482,607
  Ford Motor Credit Corp., due 7/03/95                   3,900      3,898,657
-----------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                  $  6,737,228
-----------------------------------------------------------------------------
  Total Investments (Identified Cost, $93,599,640)               $109,435,077

Other Assets, Less Liabilities - 2.3%                              (2,415,794)
-----------------------------------------------------------------------------
Net Assets - 100.0%                                              $107,019,283
-----------------------------------------------------------------------------

    * Non-income producing security.

(S)(S)When-issued security. At June 30, 1995, the Fund had sufficient cash and/or securities at least equal to the value of the when-issued security.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
June 30, 1995
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $93,599,640)           $109,435,077
  Cash                                                                 66,869
  Receivable for investments sold                                   1,197,944
  Receivable for Fund shares sold                                   2,131,592
  Dividends receivable                                                  6,220
  Receivable from investment adviser                                  168,512
  Deferred organization expenses                                        3,964
  Other assets                                                          1,009
                                                                 ------------
      Total assets                                               $113,011,187
                                                                 ------------
Liabilities:
  Payable for Fund shares reacquired                             $  4,780,836
  Payable for investments purchased                                   880,630
  Payable for when-issued investments purchased                       250,118
  Payable to affiliates -
    Management fee                                                      2,240
    Shareholder servicing agent fee                                     3,459
  Accrued expenses and other liabilities                               74,621
                                                                 ------------
      Total liabilities                                          $  5,991,904
                                                                 ------------
Net assets                                                       $107,019,283
                                                                 ============
Net assets consist of:
  Paid-in capital                                                $ 84,799,305
  Unrealized appreciation on investments                           15,835,437
  Accumulated undistributed net realized gain on investments        6,384,541
                                                                 ------------
      Total                                                      $107,019,283
                                                                 ============
Shares of beneficial interest outstanding                         6,516,769
                                                                 ============
Net asset value, redemption price and offering price per share
  (net assets of $107,019,283 / 6,516,769 shares of beneficial
  interest outstanding)                                             $16.42
                                                                    ======

See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------
Year Ended June 30, 1995
------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                      $   288,770
    Dividends                                                         114,573
                                                                  -----------
      Total investment income                                     $   403,343
                                                                  -----------
  Expenses -
    Management fee                                                $   540,536
    Trustees' compensation                                              5,918
    Shareholder servicing agent fee                                     3,612
    Auditing fees                                                      46,275
    Custodian fee                                                      27,539
    Printing                                                           22,669
    Legal fees                                                          5,565
    Amortization of organization expenses                               1,441
    Miscellaneous                                                      55,607
                                                                  -----------
      Total expenses                                              $   709,162
    Reduction of expenses by investment adviser                      (168,512)
                                                                  -----------
      Net expenses                                                $   540,650
                                                                  -----------
        Net investment loss                                       $  (137,307)
                                                                  -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) on investment
    transactions                                                  $ 7,226,805
  Change in unrealized appreciation                                17,594,663
                                                                  -----------
      Net realized and unrealized gain on investments             $24,821,468
                                                                  -----------
          Increase in net assets from operations                  $24,684,161
                                                                  ===========



Statement of Changes in Net Assets
------------------------------------------------------------------------------
Year Ended June 30,                                      1995            1994
------------------------------------------------------------------------------

Increase (decrease) in net assets:
From operations -
  Net investment loss                            $   (137,307)   $    (44,665)
  Net realized gain on investments                  7,226,805       1,333,284
  Net unrealized gain (loss) on investments        17,594,663      (1,808,622)
                                                 ------------    ------------
    Increase (decrease) in net assets from
      operations                                 $ 24,684,161    $   (520,003)
                                                 ------------    ------------
Distributions declared to shareholders -
  From net investment income                     $          --   $     (2,129)
  From net realized gain on investments            (1,742,406)       (251,261)
                                                 ------------    ------------
    Total distributions declared to
      shareholders                               $ (1,742,406)   $   (253,390)
                                                 ------------    ------------
Fund share (principal) transactions -
  Net proceeds from sale of shares               $ 60,983,226    $ 25,044,402
  Net asset value of shares issued to
    shareholders in reinvestment of
    distributions                                   1,687,224         236,286
  Cost of shares reacquired                        (6,152,083)       --
                                                 ------------    ------------
    Increase in net assets from Fund share
      transactions                               $ 56,518,367    $ 25,280,688
                                                 ------------    ------------
      Total increase in net assets               $ 79,460,122    $ 24,507,295
Net assets:
  At beginning of period                           27,559,161       3,051,866
                                                 ------------    ------------
  At end of period                               $107,019,283    $ 27,559,161
                                                 ============    ============

See notes to financial statements

Financial Highlights
-------------------------------------------------------------------------------
Year Ended June 30,                            1995       1994         1993<F1>
-------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period        $11.75     $10.17       $10.00
                                             ------     ------       ------
Income from investment operations<F5> -
  Net investment income (loss)<F7>           $(0.03)    $(0.03)      $ 0.01
  Net realized and unrealized gain on
    investments                                5.04       1.82<F6>     0.16
                                             ------     ------       ------
    Total from investment operations         $ 5.01     $ 1.79       $ 0.17
                                             ------     ------       ------
Less distributions declared to shareholders -
  From net investment income                 $  --      $  --<F2>    $  --
  From net realized gain on
    investments                               (0.34)     (0.21)         --
                                             ------     ------       ------
    Total distributions declared to
      shareholders                           $(0.34)    $(0.21)      $  --
                                             ------     ------       ------
Net asset value - end of period              $16.42     $11.75       $10.17
                                             ======     ======       ======
Total return                                 43.21%     17.50%        1.70%<F4>
Ratios (to average net assets)/Supplemental data<F7>:
  Expenses                                    0.75%       0.78%       0.90%<F3>
  Net investment income (loss)              (0.19)%     (0.27)%       2.24%<F3>
Portfolio turnover                              86%         94%          0%
Net assets at end of period
 (000 omitted)                             $107,019     $27,559      $3,052

<F1> For the period from the commencement of investment operations, June 16,
     1993 to June 30, 1993.
<F2> The per share distribution from net investment income was $0.00175.
<F3> Annualized.
<F4> Not annualized.
<F5> Per share data for the periods subsequent to June 30, 1993 is based on average shares outstanding.
<F6> The per share data is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
<F7> The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

     Net investment loss                     $(0.07)    $(0.11)        --
     Ratios (to average net assets):
      Expenses                                0.98%      1.54%        2.50%<F3>
      Net investment income (loss)          (0.42)%    (1.02)%        0.64%<F3>

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Emerging Equities Fund (the Fund) is a diversified series of MFS Institutional Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of operations of the Fund.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended June 30, 1995, $137,307 was reclassified from accumulated net investment loss to accumulated net realized gain on investments due to differences between book and tax accounting for net investment losses and short-term capital gains. This change had no effect on the net assets or net asset value per share.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets. The investment adviser did not impose a portion of its fee, which is reflected as a reduction of expenses in the Statement of Operations.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is based on the number of shareholder accounts of the Fund.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, aggregated $108,693,874 and $57,662,441, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $93,770,886
                                                                  ===========
Gross unrealized appreciation                                     $19,646,163
Gross unrealized depreciation                                      (3,981,972)
                                                                  -----------
  Net unrealized appreciation                                     $15,664,191
                                                                  ===========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                        Year Ended June 30,
                                        --------------------------------------------------------------
                                        1995                               1994
                                        ---------------------------        ---------------------------
                                           Shares            Amount           Shares            Amount
------------------------------------------------------------------------------------------------------
Shares sold                             4,431,790       $60,983,226        2,026,731       $25,044,402
Shares issued to shareholders in
 reinvestment of distributions            123,788         1,687,224           19,242           236,286
Shares reacquired                        (384,807)       (6,152,083)          --                --
                                        ---------       -----------        ---------       -----------
  Net increase                          4,170,771       $56,518,367        2,045,973       $25,280,688
                                        =========       ===========        =========       ===========

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Institutional Trust and Shareholders of MFS Emerging Equities Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Emerging Equities Fund (one of the series comprising MFS Institutional Trust) as of June 30, 1995, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended June 30, 1995 and 1994, and the financial highlights for each of the years in the three-year period ended June 30, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at June 30, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Emerging Equities Fund at June 30, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 4, 1995


                ---------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

                                                PROSPECTUS
MFS(R) INSTITUTIONAL                            November 1, 1995
WORLDWIDE FIXED INCOME FUND                     Shares of Beneficial Interest
-------------------------------------------------------------------------------
                                                                           Page
                                                                           ----
 1. Expense Summary ..................................................        2
 2. The Fund .........................................................        2
 3. Condensed Financial Information ..................................        3
 4. Investment Objective and Policies ................................        4
 5. Investment Techniques ............................................        5
 6. Additional Risk Factors ..........................................        9
 7. Management of the Fund ...........................................       10
 8. Information Concerning Shares of the Fund ........................       11
        Purchases ....................................................       11
        Exchanges ....................................................       12
        Redemptions ..................................................       13
        Distributions ................................................       13
        Tax Status ...................................................       14
        Net Asset Value ..............................................       14
        Description of Shares, Voting Rights and Liabilities .........       14
        Performance Information ......................................       15
        Expenses .....................................................       15
 9. Shareholder Services .............................................       16

MFS(R) INSTITUTIONAL WORLDWIDE FIXED INCOME FUND
500 Boylston Street, Boston, MA 02116    (617) 954-5000

MFS Institutional Worldwide Fixed Income Fund (the "Fund") is a series of MFS Institutional Trust (the "Trust").

The investment objective of the Fund is to seek not only preservation, but also growth of capital, together with moderate current income. THE FUND IS DESIGNED FOR INVESTORS WHO WISH TO SPREAD THEIR INVESTMENTS BEYOND THE UNITED STATES AND WHO ARE PREPARED TO ACCEPT THE RISKS ENTAILED IN SUCH INVESTMENTS, WHICH MAY BE HIGHER THAN THOSE ASSOCIATED WITH CERTAIN U.S. INVESTMENTS (see "Investment Objective and Policies"). Shares of the Fund are sold to investors by the Trust.

The Fund's investment adviser and distributor are Massachusetts Financial Services Company ("MFS" or the "Adviser") and MFS Fund Distributors, Inc. ("MFD"), respectively, both of which are located at 500 Boylston Street, Boston, Massachusetts 02116.

The Fund is designed exclusively for institutional investor clients of MFS and MFS Asset Management, Inc. The minimum initial investment is generally $3 million per investor (see "Purchases").

This Prospectus sets forth concisely the information concerning the Trust and the Fund that a prospective investor ought to know before investing. The Trust, on behalf of the Fund, has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information, dated November 1, 1995, which contains more detailed information about the Trust and the Fund and is incorporated into this Prospectus by reference. See page 16 for a further description of the information set forth in the Statement of Additional Information. A copy of the Statement of Additional Information may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number).

   INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
    SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
         PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
            REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

1.  EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES
    Maximum Sales Load Imposed on Purchases of Shares ..................   None
    Maximum Sales Load Imposed on Reinvested Dividends and Distributions   None
ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS):
    Management Fees (after applicable fee reduction)(1) ................  0.42%
    Other Expenses .....................................................  0.23%
                                                                          -----
    Total Operating Expenses of the Fund
     (after applicable fee reduction)(2) ...............................  0.65%
----------
(1) MFS has voluntarily agreed to waive its management fee and/or pay expenses of the Fund in order to maintain total expenses of the Fund at no more than 0.65% per annum of the Fund's average daily net assets until June 30, 1997. Absent this expense arrangement, Management Fees would have been 0.65% of the Fund's average daily net assets. The arrangement may be terminated or revised by MFS at any time.
(2) Percentages are based on fees incurred during the fiscal year ended June 30, 1995. Absent the expense arrangement, "Total Operating Expenses" would have been 0.88% of the Fund's average daily net assets.

                             EXAMPLE OF EXPENSES
                             -------------------

An investor would pay the following dollar amounts of expenses on a $1,000 investment in the Fund, assuming (a) 5% annual return and (b) redemption at the end of each of the time periods indicated:

   1 year ...........................................................      $ 7
   3 years ..........................................................      $21
   5 years ..........................................................      $36
  10 years ..........................................................      $81

    The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder in the Fund will bear directly or indirectly. More complete descriptions of the expenses of the Fund are set forth under the caption "Management of the Fund -- Investment Adviser" and "Information Concerning Shares of the Fund -- Expenses" below.

    THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

2.  THE FUND

The Fund is a non-diversified series of the Trust, an open-end management investment company which was organized as a business trust under the laws of The Commonwealth of Massachusetts in 1990. The Trust presently consists of seven separate series, one of which is the Fund. The Fund commenced operations in September, 1992. Shares of the other series of the Trust are offered pursuant to a separate prospectus. Shares of the Fund are continuously offered and sold by the Trust to investors and the Fund uses the proceeds to buy securities for its portfolio. The Trust's Board of Trustees provides broad supervision over the affairs of the Trust and the Fund. The Adviser is responsible for the management of the Fund's assets and the officers of the Trust are responsible for its operations. The Adviser manages the portfolio from day to day in accordance with the Fund's investment objective and policies. The selection of investments and the way they are managed depend on the conditions and trends in the economy and the financial marketplaces. The Fund also offers to buy back (redeem) its shares from its shareholders at any time at net asset value.

3.  CONDENSED FINANCIAL INFORMATION

The following per share information should be read in conjunction with the financial statements included in the Fund's Annual Report to shareholders which are incorporated by reference into the Statement of Additional Information in reliance upon the report of the Fund's independent auditors, as experts in accounting and auditing. The Fund's current independent auditors are Deloitte & Touche LLP.

                                                           FINANCIAL HIGHLIGHTS

                                                                                              YEAR ENDED JUNE 30,
                                                                                  -------------------------------------------
                                                                                   1995               1994             1993*
                                                                                  -------           -------           -------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period .....................................      $  9.64           $ 10.50           $ 10.00
                                                                                  -------           -------           -------
Income from investment operations# --
    Net investment income(S) ...............................................      $  0.65           $  0.63           $  0.17
    Net realized and unrealized gain (loss) on investments and foreign
      currency transactions ................................................         0.70             (0.63)             0.33
                                                                                  -------           -------           -------
        Total from investment operations ...................................      $  1.35           $  --             $  0.50
                                                                                  -------           -------           -------
Less distributions declared to shareholders --
    From net investment income .............................................      $ (0.23)          $ (0.31)          $  --
    In excess of net investment income .....................................        --                (0.55)             --
                                                                                    (0.63)             --                --
                                                                                  -------           -------           -------
        Total distributions declared to shareholders .......................      $ (0.86)          $ (0.86)          $  --
                                                                                  -------           -------           -------
Net asset value -- end of period ...........................................      $ 10.13           $  9.64           $ 10.50
                                                                                  -------           -------           -------
TOTAL RETURN ...............................................................        15.10%            (0.57)%            5.00%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:(S)
    Expenses ...............................................................         0.72%             0.75%             0.80%+
    Net investment income ..................................................         6.66%             6.09%             5.53%+
PORTFOLIO TURNOVER .........................................................          279%              212%               73%
NET ASSETS AT END OF PERIOD (000 OMITTED) ..................................      $76,078           $42,364           $23,966

 *  For the period from the commencement of investment operations, September 30, 1992 to June 30, 1993.
 +  Annualized.
 #  Per share data for the periods subsequent to June 30, 1993 is based on average shares outstanding.
(S) The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and ratios would have been:

        Net investment income ........................................            $  0.61           $  0.58           $  0.15
        RATIOS (TO AVERAGE NET ASSETS):
            Expenses .................................................               1.14%             1.23%            1.48%+
            Net investment income ....................................               6.23%             5.61%            4.85%+

FURTHER INFORMATION ABOUT THE PERFORMANCE OF THE FUND IS CONTAINED IN THE FUND'S ANNUAL REPORT TO SHAREHOLDERS, WHICH CAN BE OBTAINED FROM THE SHAREHOLDER SERVICING AGENT WITHOUT CHARGE.


4.  INVESTMENT OBJECTIVE AND POLICIES


INVESTMENT OBJECTIVE -- The Fund's investment objective is to seek not only preservation, but also growth of capital, together with moderate current income. Any investment involves risk and there can be no assurance that the Fund will achieve its investment objective. The investment objective of the Fund may be changed without shareholder approval. A change in the Fund's investment objective may result in the Fund having an investment objective different from the objective which the shareholder considered appropriate at the time of investment in the Fund.


INVESTMENT POLICIES -- The Fund seeks to achieve its investment objective through a professionally managed, internationally diversified portfolio consisting primarily of debt securities and to a lesser extent equity securities. The Fund attempts to provide investors with an opportunity to enhance the value and increase the protection of their investment against inflation and otherwise by taking advantage of investment opportunities in the United States as well as in other countries where opportunities may be more rewarding. It is believed that diversification of assets on an international basis decreases the degree to which events in any one country, including the United States, can affect the entire portfolio. Although the percentage of the Fund's assets invested in securities issued abroad and denominated in foreign currencies ("non-dollar securities") will vary depending on the state of the economies of the principal countries of the world, their financial markets and the relationship of their currencies to the U.S. dollar, under normal conditions the Fund's portfolio is internationally diversified. However, for defensive reasons or during times of international political or economic uncertainty or turmoil, most or all of the Fund's investments may be in the United States.


Under normal economic and market conditions, at least 80% of the Fund's assets are invested in debt securities, such as bonds, debentures, mortgage securities, notes, commercial paper, obligations issued or guaranteed by a government or any of its political subdivisions, agencies or instrumentalities, and certificates of deposit, as well as debt obligations which may have a call on common stock by means of a conversion privilege or attached warrants. U.S. Government Securities also include interests in trusts or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Debt securities in which the Fund may invest may also include zero coupon bonds. Zero coupon bonds do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders.


Up to 20% of the Fund's assets may be invested in equity securities. When unfavorable economic or market conditions exist, the Fund may, until favorable conditions return, invest all or a portion of its assets in cash (or foreign currency) or cash equivalents (such as certificates of deposit, bankers acceptances and time deposits), commercial paper, short-term obligations, preferred stock, repurchase agreements and obligations issued or guaranteed by the U.S. or any foreign government or any of their agencies or instrumentalities.

The Adviser will determine the amount of the Fund's assets to be invested in the United States and the amount to be invested abroad. The U.S. assets will be invested in high quality debt securities and the remainder of the assets will be diversified among countries where opportunities for total return are expected to be most attractive. It is currently expected that investments within foreign countries will be primarily in government securities to minimize credit risks. As a non-diversified series of the Trust, the Fund is limited as to the percentage of its assets which may be invested in the securities of any one issuer only by its own investment restrictions and the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The Fund will not invest 25% or more of the value of its assets in the securities of any one foreign government. The Fund's portfolio will be managed actively and the asset allocations modified as the Adviser deems necessary.

The Fund will purchase non-dollar securities denominated in the currency of countries where the interest rate environment as well as the general economic climate provide an opportunity for declining interest rates and currency appreciation. If interest rates decline, such non-dollar securities will appreciate in value. If the currency also appreciates against the dollar, the total investment in such non-dollar securities would be enhanced further. Conversely, a rise in interest rates or decline in currency exchange rates would adversely affect the Fund's return. Investments in non-dollar securities are evaluated primarily on the strength of a particular currency against the dollar and on the interest rate climate of that country. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data. In addition to the foregoing, interest rates are evaluated on the basis of differentials or anomalies that may exist between different countries. The Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. The Fund may also hold foreign currency in anticipation of purchasing foreign securities.

The Fund may invest in American Depositary Receipts ("ADRs"), which are certificates issued by a U.S. depository (usually a bank) representing a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Although ADRs are issued by a U.S. depository, they are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers. See the Statement of Additional Information for further discussion of foreign securities, ADRs and the holding of foreign currency, as well as the associated risks.

The phrase "preservation of capital" when applied to a domestic investment company is generally understood to imply that the portfolio is invested in very low risk securities and that the major risk is loss of purchasing power through the effects of inflation or major changes in interest rates. However, while the Fund invests in securities which are believed to have minimal credit risk, an error of judgment in selecting a currency or an interest rate environment could result in a loss of capital.


It is contemplated that the Fund's long-term debt investments will consist primarily of securities which are believed by the Adviser to be of relatively high quality. If after the Fund purchases such a security, the quality of the security deteriorates significantly, the security will be sold only if the Adviser believes it is advantageous to do so.

The Fund may engage in certain investment techniques as described below under the caption "Investment Techniques" and as described in the Statement of Additional Information under the caption "Investment Policies and Restrictions." The Fund's investments are subject to certain risks, as described in the above-referenced sections of this Prospectus and the Statement of Additional Information and as described below under the caption "Additional Risk Factors."

5.  INVESTMENT TECHNIQUES

Consistent with its investment objective and policies, the Fund may engage in the following investment techniques, many of which are described more fully in the Statement of Additional Information. See "Investment Policies and Restrictions" in the Statement of Additional Information.


REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements in order to earn additional income on available cash or as a temporary defensive measure. Under a repurchase agreement, the Fund acquires securities subject to the seller's agreement to repurchase at a specified time and price. If the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's right to liquidate the securities may be restricted (during which time the value of the securities could decline). As discussed in the Statement of Additional Information, the Fund has adopted certain procedures intended to minimize the risks of investing in repurchase agreements.


LENDING OF PORTFOLIO SECURITIES: The Fund may seek to increase its income by lending portfolio securities to entities deemed creditworthy by the Adviser. Such loans will usually be made to member firms (and subsidiaries thereof) of the New York Stock Exchange and to member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, letters of credit or U.S. Government securities maintained on a current basis at an amount at least equal to the marketvalue of the securities loaned. If the Adviser determines to make securities loans, it is intended that the value of the securities loaned would not exceed 30% of the value of the total assets of the Fund.

RESTRICTED SECURITIES: The Fund may also purchase securities that are not registered under the Securities Act of 1933 ("1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). The Trust's Board of Trustees determines, based upon a continuing review of the trading markets for a specific Rule 144A security, whether such security is liquid and thus not subject to the Fund's limitations on investing not more than 15% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and delegated to MFS the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Board will carefully monitor the Fund's investments in Rule 144A securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of decreasing the level of liquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the Fund's portfolio. Subject to the Fund's 15% limitation on investments in illiquid investments, the Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Fund might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

EMERGING MARKET SECURITIES: The Fund may invest up to 5% of its net assets in securities of issuers or governments located in emerging countries or regions with relatively low gross national product per capita compared to the world's major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). For these purposes, emerging markets will include any country: (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low- to middle-income economies according to the International Bank for Reconstruction and Development (the "World Bank"); (iii) listed in World Bank publications as developing; or (iv) determined by the Adviser to be an emerging market as defined above. The Fund may invest in securities of: (i) companies the principal securities trading market for which is an emerging market country; (ii) companies organized under the laws of, and with a principal office in, an emerging market country; (iii) companies whose principal activities are located in emerging market countries; or (iv) companies traded in any market that derive 50% or more of their total revenue from either goods or services produced in an emerging market or sold in an emerging market. See "Additional Risk Factors -- Emerging Markets" below.

BRADY BONDS: The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Ecuador, Jordan, Mexico, Nigeria, the Philippines, Poland, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

OPTIONS ON SECURITIES: The Fund may write (sell) covered put and call options on securities ("Options") and purchase put and call Options. The Fund will write such Options for the purpose of increasing its return and/or the value of its portfolio. In particular, where the Fund writes an Option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium paid for the Option, which will increase its gross income and will offset in part the reduced value of a portfolio security in connection with which the Option may have been written or the increased cost of portfolio securities to be acquired. In contrast, however, if the price of the security underlying the Option moves adversely to the Fund's position, the Option may be exercised and the Fund will be required to purchase or sell the security at a disadvantageous price, resulting in losses which may only be partially offset by the amount of the premium. The Fund may also write combinations of put and call Options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk.


The Fund may purchase put or call Options in anticipation of declines in the value of portfolio securities or increases in the value of securities to be acquired. In the event that the expected changes occur, the Fund may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the Options purchased. The risk assumed by the Fund in connection with such transactions is limited to the amount of the premium and related transaction costs associated with the Option, although the Fund may be required to forfeit such amounts in the event that the prices of securities underlying the Options do not move in the direction or to the extent anticipated.


The Fund may also enter into options on the yield "spread," or yield differential between two securities, a transaction referred to as a "yield curve" option, for hedging and non-hedging purposes. In contrast to other types of options a yield curve option is based on the difference between the yields of designated securities rather than the actual prices of the individual securities. Yield curve options written by the Fund will be "covered" but could involve additional risks.

FUTURES CONTRACTS: The Fund may enter into contracts for the purchase or sale for future delivery of fixed income securities or foreign currencies or contracts based on indexes of securities as such instruments become available for trading ("Futures Contracts"). Such transactions will be entered into for hedging purposes, in order to protect the Fund's current or intended investments from the effects of changes in interest or exchange rates, or for non-hedging purposes, to the extent permitted by applicable law. For example, in the event that an anticipated decrease in the value of portfolio securities occurs as a result of a general increase in interest rates or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, the adverse effects of such changes may be offset, in whole or part, by gains on Futures Contracts sold by the Fund. Conversely, the adverse effects of an increase in the cost of portfolio securities to be acquired, occurring as a result of a decline in interest rates or a rise in the dollar value of securities denominated in foreign currencies, may be offset, in whole or in part, by gains on Futures Contracts purchased by the Fund. The Fund will incur brokerage fees when it purchases and sells Futures Contracts, and will be required to maintain margin deposits. In addition, Futures Contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, if the Adviser's investment judgment about the general direction of interest or exchange rates is incorrect, the Fund's overall performance may be poorer than if it had not entered into any such contract and the Fund may realize a loss. Transactions entered into for non-hedging purposes involve greater risk, including the risk of losses which are not offset by gains on other portfolio assets. The Fund will not enter into any Futures Contract if immediately thereafter the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of its total assets.


OPTIONS ON FUTURES CONTRACTS: The Fund may also purchase and write options on Futures Contracts ("Options on Futures Contracts") for the purpose of protecting against declines in the value of portfolio securities or against increases in the cost of securities to be acquired, or for non-hedging purposes, to the extent permitted by applicable law. Purchases of Options on Futures Contracts may present less risk in hedging the portfolio of the Fund than the purchase or sale of the underlying Futures Contracts, since the potential loss is limited to the amount of the premium paid for the option, plus related transaction costs. The writing of such options, however, does not present less risk than the trading of Futures Contracts, and will constitute only a partial hedge, up to the amount of the premium received, less related transaction costs. In addition, if an option is exercised, the Fund may suffer a loss on the transaction. Transactions entered into for non-hedging purposes involve greater risk, including the risk of losses which are not offset by gains on other portfolio assets.

FORWARD CONTRACTS: The Fund may enter into forward foreign currency exchange contracts for the purchase and sale of a fixed quantity of a foreign currency at a future date ("Forward Contracts"). The Fund may enter into Forward Contracts for hedging purposes as well as for non-hedging purposes. By entering into transactions in Forward Contracts, however, the Fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of Forward Contracts entered into for non-hedging purposes, the Fund may sustain losses which will reduce its gross income. Forward Contracts are traded over-the-counter and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments and their use involves certain risks beyond those associated with transactions in Futures Contracts or options traded on exchanges. The Fund may also enter into a Forward Contract on one currency in order to hedge against risk of loss arising from fluctuations in the value of a second currency (referred to as a "cross hedge") if, in the judgment of the Adviser, a reasonable degree of correlation can be expected between movements in the values of the two currencies. The Fund has established procedures consistent with statements of the SEC and its staff regarding the use of Forward Contracts by registered investment companies, which requires use of segregated assets or "cover" in connection with the purchase and sale of such contracts.

OPTIONS ON FOREIGN CURRENCIES: The Fund may also purchase and write options on foreign currencies ("Options on Foreign Currencies") for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. As in the case of other types of options, however, the writing of an Option on Foreign Currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund may be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an Option on Foreign Currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium paid for the option plus related transaction costs.

SWAPS AND RELATED TRANSACTIONS: As one way of managing its exposure to different types of investments, the Fund may enter into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors. Swaps involve the exchange by the Fund with another party of cash payments based upon different interest rate indexes, currencies, and other prices or rates, such as the value of mortgage prepayment rates. For example, in the typical interest rate swap, the Fund might exchange a sequence of cash payments based on a floating rate index for cash payments based on a fixed rate. Payments made by both parties to a swap transaction are based on a principal amount determined by the parties.

The Fund may also purchase and sell caps, floors and collars. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the counterparty. For example, the purchase of an interest rate cap entitles the buyer, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the counterparty selling such interest rate cap. The sale of an interest rate floor obligates the seller to make payments to the extent that a specified interest rate falls below an agreed-upon level. A collar arrangement combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Fund investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in dollars for payments in foreign currency, in each case based on a fixed rate, the swap agreement would tend to decrease a Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions.


PORTFOLIO TRADING: Although the Fund does not intend to seek short-term profits, securities in its portfolio will be sold whenever the Adviser believes it is appropriate to do so without regard to the length of time the particular asset may have been held. A high turnover rate involves greater expenses to the Fund. The Fund engages in portfolio trading if it believes a transaction net of costs (including custodian charges) will help in achieving its investment objective.

The primary consideration in placing portfolio security transactions is execution at the most favorable prices. Consistent with the foregoing primary consideration, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD") and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of the investment company clients of MFD, a wholly owned subsidiary of MFS and the principal underwriter of certain funds in the MFS Family of Funds (the "MFS Funds"), as a factor in the selection of broker-dealers to execute the Trust's portfolio transactions. From time to time, the Adviser may direct certain portfolio transactions to broker-dealer firms which, in turn, have agreed to pay a portion of the Fund's operating expenses (e.g., fees charged by the custodian of the Fund's assets). For the fiscal year ended June 30, 1995, the rate of portfolio turnover was 279%. Such a high turnover rate may involve greater expenses, including higher brokerage and transaction costs, to the Fund.
                               ----------------

The policies described above are not fundamental and may be changed without shareholder approval. Because of the Fund's international investment policies and the risks discussed above, as well as other considerations, an investment in shares of the Fund may not be appropriate for all investors, and an investment in shares of the Fund should not be considered a complete investment program. Each prospective purchaser should take into account his investment objectives as well as his other investments when considering the purchase of shares of the Fund.

The Statement of Additional Information includes a discussion of investment policies and a listing of specific investment restrictions which govern the Fund's investment policies. The specific investment restrictions listed in the Statement of Additional Information may be changed without shareholder approval unless indicated otherwise. See "Investment Policies and Restrictions" in the Statement of Additional Information. The Fund's investment limitations and policies are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

6.  ADDITIONAL RISK FACTORS

FOREIGN SECURITIES: Transactions involving foreign securities or foreign currencies, and transactions entered into in foreign countries, involve considerations and risks not typically associated with investing in U.S. markets. Such investments may be favorably or unfavorably affected by changes in interest rates, currency exchange rates and exchange control regulations, and costs may be incurred in connection with conversions between various currencies. The Fund may invest up to 100% (and expects generally to invest between 50% and 80%) of its total assets in foreign securities (not including American Depositary Receipts). In addition, investments in foreign countries could be affected by other factors generally not thought to be present in the United States, including the possibility of heavy taxation, less publicly available financial and other information, different or lesser regulatory protection, political or social instability, limitations on the removal of funds or other assets of the Fund, expropriation of assets, diplomatic developments adverse to U.S. investments and difficulties in enforcing contractual obligations. U.S. Government policies have in the past, through taxation and other restrictions, discouraged certain investments abroad by U.S. investors such as the Fund. While no such restrictions are currently in effect, they could be reinstituted. In such event it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities, or the Fund might be liquidated. Over-the-counter transactions also involve certain risks which may not be present in an exchange environment.


EMERGING MARKETS: The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the portfolio security, a decrease in the level of liquidity in the Fund's portfolio, or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets the Fund's bear the risk that the securities will not be delivered and that the Fund's payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Fund.

Emerging markets fixed income securities generally are rated in the lower rating categories of recognized rating agencies (that is, ratings of Ba or lower by Moody's Investors Service, Inc. ("Moody's"), or BB or lower by Standard & Poor's Ratings Group ("S&P") or Fitch Investors Service, Inc. ("Fitch")) (and comparable unrated securities). These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price than securities in the higher rating categories.

OPTIONS, FUTURES CONTRACTS AND FORWARD CONTRACTS: Although the Fund will enter into transactions in Futures Contracts, Options on Futures Contracts and Options on Foreign Currencies for hedging purposes, and will enter into certain Option transactions and certain Forward Contracts for hedging purposes, such transactions nevertheless involve certain risks. For example, a lack of correlation between the instrument underlying an option or Futures Contract and the assets being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful and could result in losses. The Fund also may enter into transactions in such instruments for other than hedging purposes, which involves greater risk. In particular, such transactions may result in losses for the Fund which are not offset by gains on other portfolio positions, thereby reducing gross income. In addition, foreign currency markets may be extremely volatile from time to time. Furthermore, there can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses. The Fund may also be required or may elect to receive delivery of the foreign currencies underlying Forward Contracts or Options on Foreign Currencies, which may involve certain risks. In such instances, the Fund may hold the foreign currency when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. Appendix A to this Prospectus contains a description of the nature and trading mechanics of Options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies, and the Statement of Additional Information includes a discussion of the risks related to transactions therein.


Transactions in Options may be entered into by the Fund on United States exchanges regulated by the SEC, in the over-the-counter market and on foreign exchanges, while Forward Contracts may be entered into only in the over-the-counter market. Futures Contracts and Options on Futures Contracts may be entered into on United States exchanges regulated by the Commodity Futures Trading Commission (the "CFTC") and on foreign exchanges. In addition, the securities underlying options and Futures Contracts traded by the Fund will include U.S. Government securities as well as foreign securities.


7.  MANAGEMENT OF THE FUND

INVESTMENT ADVISER -- The Adviser manages the Fund pursuant to an Investment Advisory Agreement, dated August 7, 1992 (the "Advisory Agreement"). The Adviser provides the Fund with overall investment advisory and administrative services, as well as general office facilities. Leslie J. Nanberg, a Senior Vice President of the Adviser, is the Fund's portfolio manager. Mr. Nanberg became the portfolio manager of the Fund in October, 1992. Mr. Nanberg has been employed by the Adviser since 1980. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For its services and facilities, the Adviser receives a management fee computed and paid monthly equal on an annualized basis to 0.65% of the Fund's average daily net assets. Although this management fee is greater than that paid by many investment companies, it is not greater than the management fees generally paid by funds with similar investment objectives and policies.

For the fiscal year ended June 30, 1995, MFS received management fees under the Advisory Agreement of $395,873 equivalent to 0.65% of the Fund's average daily net assets. Due to the voluntary waiver of management fees, $222,036 was not borne by the Fund. (See "Information Concerning Shares of the Fund -- Expenses" below.)

MFS also serves as investment adviser to the other series of the Trust, each of the MFS Funds and to MFS(R) Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust, MFS Special Value Trust, MFS Union Standard Trust, MFS Variable Insurance Trust, MFS/Sun Life Series Trust, Sun Growth Variable Annuity Fund, Inc. and seven variable accounts, each of which is a registered investment company established by Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)") in connection with the sale of various fixed/ variable annuity contracts. MFS and its wholly owned subsidiary, MFS Asset Management, Inc. also provide investment advice to substantial private clients.

MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $39.5 billion on behalf of approximately 1.7 million investor accounts as of September 30, 1995. As of such date, the MFS organization managed approximately $19.9 billion of assets invested in fixed income securities, $3 billion are invested in securities of foreign issuers and non-U.S. dollar securities. MFS is a wholly owned subsidiary of Sun Life of Canada (U.S.), which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). The Directors of MFS are A. Keith Brodkin, Jeffrey L. Shames, Arnold D. Scott, John D. McNeil and John R. Gardner. Mr. Brodkin is the Chairman of MFS, Mr. Shames is the President of MFS, Mr. Scott is the Secretary and a Senior Executive Vice President of MFS, and Messrs. McNeil and Gardner are the Chairman and President, respectively, of Sun Life. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the United States since 1895, establishing a headquarters office in the United States in 1973. The executive officers of MFS report to the Chairman of Sun Life.


A. Keith Brodkin, the Chairman and a Director of MFS, is also the Chairman, President and a Trustee of the Trust and a Trustee of the Trust. W. Thomas London, James O. Yost, Stephen E. Cavan and James R. Bordewick, Jr., all of whom are officers of MFS, are officers of the Trust.


DISTRIBUTOR -- MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the Fund and also serves as distributor for each of the other MFS Funds.

SHAREHOLDER SERVICING AGENT -- MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, performs transfer agency, certain dividend disbursing agency and other services for the Fund.

8.  INFORMATION CONCERNING SHARES OF THE FUND

PURCHASES
The Fund is designed exclusively for institutional investor clients of MFS and MFS Asset Management, Inc. Shares of the Fund may be purchased directly from the Fund in cash or in-kind without a sales charge at their net asset value next computed after acceptance of the purchase order. The minimum initial investment is generally $3 million. There is no minimum on additional investments.

The Fund intends to be as fully invested at all times as is reasonably practicable in order to maximize total return. In order to make investments which will immediately generate income, the Fund must have federal funds available to it (i.e., monies credited to its custodian bank by a Federal Reserve bank). An order for the purchase of shares of the Fund will be in "good order" and will be accepted (i) immediately upon receipt of federal funds by wire as described below or (ii) on the next business day after receipt of a check. Therefore, a non-federal funds investment will remain idle for one business day after receipt.


All investments in the Fund are credited to the shareholder's account in the form of full and fractional shares at the net asset value per share next determined after acceptance of the purchase order. The Fund does not generally issue share certificates, but the Shareholder Servicing Agent maintains an account for each shareholder and mails to each shareholder a confirmation of each purchase or sale of shares in his account.


The Fund reserves the right to reject any specific purchase order or to restrict purchases by a particular purchaser (or group of related purchasers). Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by MFS to be abusive and contrary to the best interests of the Fund's other shareholders and, at the discretion of MFS, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent purchases or exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund may in its discretion limit or otherwise restrict the number of times purchases or exchanges may be made by an investor.

OPENING AN ACCOUNT: Payments by check should be made to the order of "MFS Worldwide Fixed Income Fund" and sent to the Fund as follows: MFS Service Center, Inc., P.O. Box 1400, Boston, MA 02107-9906. Payments of federal funds should be sent by wire to the custodian of the Fund as follows: State Street Bank and Trust Company, Attn: Mutual Funds Division, For the account of:
[Shareholder's name], Re: MFS Worldwide Fixed Income Fund (Account No. 4230-817-1) and Wire Number: [Assigned by telephone].


Information on how to wire federal funds is available at any national bank or any state bank which is a member of the Federal Reserve System. Shareholders should also mail the Account Application to MFS Asset Management, Inc.


A shareholder must first telephone the Shareholder Servicing Agent (see back cover for telephone number) to advise of its intended action and, if funds are to be wired, to obtain a wire order number.

IN-KIND PURCHASES: Shares of the Fund may be purchased by exchanging bonds or other fixed income debt securities acceptable to the Fund for Fund shares. The Fund need not accept any security offered for exchange unless it is consistent with the Fund's investment objective and restrictions and is otherwise acceptable to the Fund. Securities accepted in exchange for shares will be valued in accordance with the Fund's usual valuation procedures. Investors interested in making an in-kind purchase of Fund shares must first telephone the Shareholder Servicing Agent (see back cover for telephone number) to advise of its intended action and obtain instructions for an in-kind purchase.

EXCHANGES
Subject to the requirements set forth below, some or all of the shares in an account with the Fund for which payment has been received (i.e., an established account) may be exchanged for shares of any of the other series of the Trust (if available for sale) at net asset value. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent in proper form (see "Redemptions" below). If an Exchange Request is being used to open a new account with any other series of the Trust, the exchange must involve shares having an aggregate value of at least $3 million. If the Exchange Request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange, the exchange usually will occur on that day if all the requirements set forth above have been complied with at that time. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, an exchange could result in a gain or loss to non-tax-exempt shareholders making the exchange. The exchange privilege (or any aspect of it) may be changed or discontinued upon sixty days prior written notice to shareholders.

REDEMPTIONS
Shares of the Fund may be redeemed on any business day in cash or in-kind. If the Adviser determines, in its sole discretion, that it would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may make payment of the redemption price, either totally or partially, by a distribution in-kind of securities (instead of cash) from the Fund's portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold (see "Net Asset Value" below). Securities distributed by the Fund will be selected by the Adviser in light of the Fund's objective and will not generally represent a pro rata distribution of each security held in the Fund's portfolio. If a shareholder received a distribution in-kind, he would incur brokerage charges when he converted the securities to cash.

Within seven days after receipt of a redemption request in "good order" by the Shareholder Servicing Agent, the Fund will make payment in cash in the amount of (or, as described above, in-kind with a value equal to) the net asset value of the shares next determined after such redemption request was received, except during any period in which the right of redemption is suspended or date of payment is postponed because the New York Stock Exchange (the "Exchange") is closed or trading on such Exchange is restricted or to the extent otherwise permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), if an emergency exists. "Good order" generally means that the stock power, whether request for redemption, letter of instruction or share certificate must be endorsed by the record owners(s) exactly as these letters are registered and the signature(s) must be guaranteed in the manner set forth below under the caption "Signature Guarantee". In addition, in some cases "good order" will require the furnishing of additional documents. The Shareholder Servicing Agent may make certain de minimus exceptions to the above requirements for redemptions. Redemptions in cash will be made by transfer of federal funds for payment into the investor's account. Redemptions in-kind will be made by the transfer and delivery of securities as directed by the investor.


When opening an account with the Fund, shareholders will be required to designate the account(s) to which funds or securities may be transferred upon redemption. Designation of additional accounts and any change in the accounts originally designated must be made in writing.


The value of shares redeemed may be more or less than the shareholder's cost, depending on portfolio performance and distributions made during the period the shareholder owned his shares. Redemptions of shares are taxable events on which a shareholder that is not an exempt shareholder may realize a gain or loss (see "Tax Status" below).


The Trust reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the shareholder) if at any time the total investment in such account drops below $500,000 because of redemptions. Shareholders will be notified that the value of their account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.


SIGNATURE GUARANTEE: In order to protect shareholders to the greatest extent possible against fraud, the Fund requires in certain instances as indicated above that the shareholder's signature be guaranteed. In these cases the shareholder's signature must be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. Signature guarantees shall be accepted in accordance with policies established by the Shareholder Servicing Agent. With respect to written requests for redemptions, no signature guarantee or evidence that the individual executing the stock power, written request for redemption, letter of instruction or certificate will be required if the amount of the redemption proceeds does not exceed specified minimums established from time to time by MFD and the proceeds are wired or mailed to a predesignated account or address.


DISTRIBUTIONS
The Fund intends to pay substantially all of its net investment income to its shareholders as dividends on an annual basis. The Fund may make one or more distributions during the calendar year to its shareholders from any long-term capital gains, and may also make one or more distributions during the calendar year to its shareholders from short-term capital gains. In determining the net investment income available for distributions, the Fund may rely on projections of its anticipated net investment income over a longer term, rather than its actual net investment income for the period. If the Fund earns less than projected, or otherwise distributes more than its earnings for the year, a portion of the distributions may constitute a return of capital. The Fund intends to distribute premiums from options, if any, annually. Shareholders may elect to receive dividends and capital gain distributions in either cash or additional shares. See "Tax Status" and "Shareholder Services - Distribution Options" below.


TAX STATUS
In order to minimize the taxes the Fund would otherwise be required to pay, the Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Code, and to make distributions to its shareholders in accordance with the timing and certain other requirements imposed by the Code. It is expected that the Fund will not be required to pay entity level federal income or excise taxes although foreign-source income received by the Fund may be subject to foreign withholding taxes. Shareholders of the Fund normally will have to pay federal income taxes, and any state or local taxes, on dividends and capital gain distributions from the Fund whether paid in cash or additional shares.

Shortly after the end of each calendar year, each shareholder will be sent a statement setting forth the federal income status of all dividends and distributions for that year, including the portion taxable as ordinary income, the portion taxable as long-term capital gain, the portion if any, representing a return of capital (which is free of current taxes but results in a basis reduction) and the amount, if any, of federal income tax withheld. In certain circumstances, the Fund may elect to "pass through" to shareholders foreign income taxes paid by the Fund. Under those circumstances, the Fund will notify shareholders of their pro rata portion of the foreign income taxes paid by the Fund; shareholders may be eligible for foreign tax credits or deductions with respect to those taxes, but will be required to treat the amount of the taxes as an amount distributed to them and thus includible in their gross income for federal income tax purposes.

Fund distributions will reduce the Fund's net asset value per share. Shareholders who buy shares just before the Fund makes a distribution of taxable income may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

The Fund intends to withhold U.S. federal income tax at a rate of 30% on dividends and certain other payments that are subject to such withholding, and that are made to non-exempt persons who are neither citizens nor residents of the U.S., regardless of whether a lower rate may be permitted under an applicable law or treaty. The Fund is also required in certain circumstances to apply backup withholding of 31% on reportable dividends and redemption proceeds paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. However, backup withholding will not be applied to such shareholders payments which have had 30% withholding taken. Prospective shareholders should read the Account Application for information regarding backup withholding of federal income tax and should consult their own tax advisers as to the tax consequences of an investment in the Fund.

NET ASSET VALUE
The net asset value of shares of the Fund is determined each day during which the New York Stock Exchange is open for trading. This determination is made once each day as of the close of regular trading on such Exchange by deducting the amount of the Fund's liabilities from the value of its assets and dividing the difference by the number of its shares outstanding. Assets in the Fund's portfolio are valued on the basis of their market values or otherwise at their fair values, as described in the Statement of Additional Information. All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. A share's net asset value is effective for orders received in "good order" by the Fund prior to its calculation and received by the Fund prior to the close of that business day.

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
The Trust has only one class of shares, entitled Shares of Beneficial Interest (without par value). The Trust presently has seven series of shares and has reserved the right to create and issue additional series of shares. Each share of a series represents an equal proportionate interest in that series with each other share of that series. The shares of each series participate equally in the earnings, dividends and assets of the particular series. Shares when issued are fully paid and non-assessable. Shareholders are entitled to one vote for each share held. Shares of each series generally vote separately, for example to approve investment advisory agreements, but shares of all series vote together, including shares of other series of the Trust, to the extent required under the 1940 Act, in the election or selection of Trustees and accountants. Shareholders of each series would be entitled to share pro rata in the net assets of that series available for distribution to shareholders upon liquidation of the Trust or that series. The Trust is not required to and has no current intention to hold annual shareholder meetings, although special meetings may be called for purposes of electing or removing Trustees, changing fundamental investment restrictions or approving an investment advisory agreement.


The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed (e.g., fidelity bonding and errors and omissions insurance) and the Trust itself was unable to meet its obligations.


PERFORMANCE INFORMATION
From time to time, the Fund will provide yield and total rate of return quotations and may also quote fund rankings from various sources, such as the Lipper Analytical Services, Inc. and Wiesenberger Investment Companies Service. Total rate of return quotations will reflect the average annual percentage change over stated periods in the value of an investment in the Fund made at the net asset value with all distributions reinvested. Yield quotations are based on the annualized net investment income per share of the Fund over a 30-day period stated as a percent of the net asset value on the last day of that period. The Fund's total rate of return and yield quotations are based on historical performance and are not intended to indicate future performance. Total rate of return reflects all components of investment return over a stated period of time while yield reflects only net portfolio income as of a stated time. The Fund's quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. For a discussion of the manner in which the Fund will calculate its yield and total rate of return, see the Statement of Additional Information.

EXPENSES
The Trust pays the compensation of its Trustees who are not officers of MFS and all expenses of the Fund (other than those assumed by MFS) including but not limited to: governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to each Fund, fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, periodic reports, notices and proxy statements to shareholders and to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of State Street Bank and Trust Company, the Trust's Custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses are borne by the Fund except that the Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series of the Trust are allocated among the series in a manner believed by management of the Trust to be fair and equitable.

The Adviser has voluntarily agreed to waive its management fee and/or pay expenses of the Fund in order to maintain total expenses of the Fund at no more than 0.65% per annum of the Fund's average daily net assets from August 1, 1995 through June 30, 1997. This obligation to pay expenses may be terminated or revised at any time by MFS without the consent of the Trust or the Fund by notice in writing from MFS to the Trust on behalf of the Fund. Prior to that time, from April 1993 through July 31, 1995, the Adviser had agreed to waive its management fees and/or pay expenses of the Fund in order to maintain total expenses of the Fund at no more than 0.75% per annum of the Fund's average daily net assets.

9.  SHAREHOLDER SERVICES

Shareholders with questions concerning the shareholder services described below or concerning other aspects of the Fund, should contact the Shareholder Servicing Agent.


ACCOUNT AND CONFIRMATION STATEMENTS -- Each shareholder will receive confirmation statements showing the transaction activity in its account. At the end of each calendar year, each shareholder will receive income tax information regarding any reportable dividends, capital gain distributions or other distributions for that year.


DISTRIBUTION OPTIONS -- The following options are available to all accounts and may be changed as often as desired by notifying the Shareholder Servicing Agent.


    -- Dividends and capital gain distributions reinvested in additional shares.
       This option will be assigned if no other option is specified.

    -- Dividends in cash; capital gain distributions reinvested in additional shares.

    -- Dividends and capital gain distributions in cash.

Dividends and capital gains distributions will be reinvested (net of any tax withholding) in additional full and fractional shares at the net asset value in effect at the close of business on the record date.


Dividends and capital gain distributions in amounts less than $10 will automatically be reinvested in additional shares of the Fund. Any request to change a distribution option must be received by the Shareholder Servicing Agent by the record date for a dividend or distribution in order to be effective for that dividend or distribution. No interest will accrue on amounts represented by uncashed distributions or redemption checks.

                               ----------------

The Fund's Statement of Additional Information, dated November 1, 1995, contains more detailed information about the Trust and the Fund, including, but not limited to, information related to: (i) the Fund's investment policies and restrictions, including the purchase and sale of Options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies; (ii) the Trustees, officers and Adviser; (iii) portfolio trading;
(iv) the Fund's shares, including rights and liabilities of shareholders; (v) tax status of dividends and distributions and (vi) various services and privileges provided by the Fund for the benefit of its shareholders.

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000
(800) 637-8730

Distributor
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116
(617) 954-5000


Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110


Dividend Disbursing Agent
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Shareholder Servicing Agent
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll-free: (800) 637-8730

Auditors
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110




[LOGO]  M F S (R)
THE FIRST NAME IN MUTUAL FUNDS


MFS(R) INSTITUTIONAL WORLDWIDE
FIXED INCOME FUND
500 Boylston Street
Boston, MA 02116
                                      11/95





[LOGO]  M F S (R)
THE FIRST NAME IN MUTUAL FUNDS


MFS(R) INSTITUTIONAL WORLDWIDE
FIXED INCOME FUND


Prospectus


November 1, 1995

[LOGO] MFS(R)
THE FIRST NAME IN MUTUAL FUNDS


MFS(R) INSTITUTIONAL                        STATEMENT OF
WORLDWIDE                                   ADDITIONAL INFORMATION
FIXED INCOME FUND
                                            November 1, 1995
-------------------------------------------------------------------------------
                                                                           Page
                                                                           ----
1.  Definitions .....................................................        2
2.  Investment Policies and Restrictions ............................        2
3.  Management of the Fund ..........................................        9
        Trustees ....................................................        9
        Officers ....................................................        9
        Investment Adviser ..........................................        9
        Custodian ...................................................       10
        Shareholder Servicing Agent .................................       10
        Distributor .................................................       10
4.  Portfolio Transactions and Brokerage Commissions ................       10
5.  Tax Status ......................................................       11
6.  Determination of Net Asset Value and Performance ................       12
7.  Description of Shares, Voting Rights and Liabilities ............       14
8.  Independent Auditors and Financial Statements ...................       14
Exhibit A -- Trustee Compensation Table .............................       15

MFS(R) INSTITUTIONAL WORLDWIDE FIXED INCOME FUND
A Series of MFS Institutional Trust
500 Boylston Street, Boston, Massachusetts 02116
(617) 954-5000

This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus, dated November 1, 1995. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting MFS Asset Management, Inc. at (800) 343-2923 Extension 5757.


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

1.  DEFINITIONS
   "Trust"                  -- MFS Institutional Trust, a
                               Massachusetts business trust.
                               On June 1, 1992, the Trust
                               changed its name from Public
                               Funds Investment Trust. The
                               Trust is composed of seven
                               series, one of which is the
                               Fund.

   "Fund"                   -- MFS Institutional Worldwide
                               Fixed Income Fund, a series
                               of MFS Institutional Trust.

   "MFS" or the "Adviser"   -- Massachusetts Financial
                               Services Company, a Delaware
                               corporation.

   "Prospectus"             -- The Prospectus, dated
                               November 1, 1995, of the
                               Fund.

2.  INVESTMENT POLICIES AND RESTRICTIONS

INVESTMENT POLICIES. The Fund seeks to achieve its investment objective through a professionally managed, internationally diversified portfolio consisting primarily of debt securities and to a lesser extent equity securities. Under normal economic or market conditions at least 80% of the Fund's assets are invested in debt securities. Up to 20% of the Fund's assets may be invested in equity securities. The Prospectus contains a discussion of the various types of securities in which the Fund may invest and certain risks involved in such investments.

The percentage of the Fund's assets invested in securities issued abroad and denominated in foreign currencies ("non-dollar securities") will vary depending on the state of the economies of the principal countries of the world, their financial markets and the relationship of their currencies to the U.S. dollar. The Prospectus contains a discussion of the various risks associated with investments in non-dollar securities. The Adviser will determine the amount of the Fund's assets to be invested in the United States and the amount to be invested abroad. The U.S. assets will be invested in high quality debt securities and the remainder of the assets will be diversified among countries where opportunities for total return are expected to be most attractive. It is currently expected that investments within foreign countries will be primarily in government securities to minimize credit risks. The Trust has registered as a "non-diversified" investment company. As a "non-diversified" series of the Trust, the Fund, subject to certain tax requirements, will be able to invest more than 5% of its assets in the obligations of each of one or more foreign government issuers. (A "diversified" investment company would be required under the Investment Company Act of 1940, as amended, (the "1940 Act") to maintain at least 75% of its assets in cash (including foreign currency), cash items, U.S. Government securities and other securities, limited per issuer to blocks of less than 5% of the investment company's total assets.) The Fund does not believe that the credit risk inherent in the obligations of stable foreign governments is significantly greater than that of U.S. Government obligations. The portfolio will be managed actively and the asset allocations modified as the Adviser deems necessary.


The Fund may invest in equity securities issued by foreign companies. The Fund may invest up to 100% (and expects generally to invest between 50% and 80%) of its total assets in foreign securities (excluding American Depositary Receipts). As discussed in the Prospectus, investing in foreign securities generally represents a greater degree of risk than investing in domestic securities, due to possible exchange rate fluctuations, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions, war or expropriation. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated.

The Fund will purchase non-dollar securities denominated in the currency of countries where the interest rate environment as well as the general economic climate provide an opportunity for declining interest rates and currency appreciation. If interest rates decline, such non-dollar securities will appreciate in value. If the currency also appreciates against the dollar, the total investment in such non-dollar securities would be enhanced further. (For example, if United Kingdom bonds yield 14% during a year when interest rates decline causing the bonds to appreciate by 5% and the pound rises 3% versus the dollar, then the annual total return of such bonds would be 22%. This example is illustrative only.) Conversely, a rise in interest rates or decline in currency exchange rates would adversely affect the Fund's return.

Investments in non-dollar securities are evaluated primarily on the strength of a particular currency against the dollar and on the interest rate climate of that country. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. In addition to the foregoing, interest rates are evaluated on the basis of differentials or anomalies that may exist between different countries.

Although the Fund does not intend to seek short-term profits, securities in its portfolio will be sold whenever the Adviser believes it is appropriate to do so without regard to the length of time the particular asset may have been held. A high turnover rate involves greater expenses to the Fund. The Fund engages in portfolio trading if it believes a transaction net of costs (including custodian charges) will help in achieving its investment objective. See "Portfolio Transactions and Brokerage Commissions" below.


AMERICAN DEPOSITARY RECEIPTS. The Fund may also invest in American Depositary Receipts ("ADRs"). ADRs are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, deposi- taries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to ADR holders at the request of the issuer of the deposited securities. The depositary of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of deposited securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt or ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in foreign currency.


REPURCHASE AGREEMENTS: As described in the Prospectus, the Fund may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the U.S. Government securities.

The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.


LENDING OF PORTFOLIO SECURITIES: The Fund may seek to increase its income by lending portfolio securities to entities deemed creditworthy by the Adviser. Such loans would be required to be secured continuously by collateral in cash, letters of credit or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will usually not exceed five days). During the existence of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which could be earned currently from securities loans of this type justifies the attendant risk. If the Adviser determines to make securities loans, it is not intended that the value of the securities loaned would exceed 30% of the value of the Fund's total assets.


OPTIONS ON SECURITIES: The Fund may write (sell) covered call and put options on securities ("Options") and purchase call and put Options. The Fund may write Options for the purpose of increasing its return and for hedging purposes. In particular, if the Fund writes an Option which expires unexercised or is closed out by the Fund at a profit, the Fund retains the premium paid for the Option less related transaction costs, which increases its gross income and offsets in part the reduced value of the portfolio security in connection with which the Option is written, or the increased cost of portfolio securities to be acquired. In contrast, however, if the price of the security underlying the Option moves adversely to the Fund's position, the Option may be exercised and the Fund will then be required to purchase or sell the security at a disadvantageous price, which might only partially be offset by the amount of the premium.

The Fund may write Options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call Option against that security. The exercise price of the call Option the Fund determines to write depends upon the expected price movement of the underlying security. The exercise price of a call Option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the Option is written.

The writing of covered put Options is similar in terms of risk/return characteristics to buy-and-write transactions. Put Options may be used by the Fund in the same market environments in which call Options are used in equivalent buy-and-write transactions.

The Fund may also write combinations of put and call Options on the same security, a practice known as a "straddle." By writing a straddle, the Fund undertakes a simultaneous obligation to sell or purchase the same security in the event that one of the Options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two Options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of a security remains stable and neither the call nor the put is exercised. In an instance where one of the Options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call Option on a portfolio security, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the Option. By writing a put Option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a loss unless the security subsequently appreciates in value. The writing of Options will not be undertaken by the Fund solely for hedging purposes, and may involve certain risks which are not present in the case of hedging transactions. Moreover, even where Options are written for hedging purposes, such transactions will constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

The Fund may also purchase put and call Options. Put Options are purchased to hedge against a decline in the value of securities held in the Fund's portfolio. If such a decline occurs, the put Options will permit the Fund to sell the securities underlying such Options at the exercise price, or to close out the Options at a profit. The Fund will purchase call Options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such an increase occurs, the call Option will permit the Fund to purchase the securities underlying such Option at the exercise price or to close out the Option at a profit. The premium paid for a call or put Option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the Option, and, unless the price of the underlying security rises or declines sufficiently, the Option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an Option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the Option and related transaction costs.

The staff of the Securities and Exchange Commission (the "SEC") has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed a certain percentage of the Fund's assets (the "SEC illiquidity ceiling"). Although the Adviser disagrees with this position, the Adviser intends to limit the Fund's writing of over-the-counter options in accordance with the following procedure. Except as provided below, the Fund intends to write over-the-counter options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts the Fund has in place with such primary dealers will provide that the Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. The Fund will treat all or a portion of the formula as illiquid for purposes of the SEC illiquidity ceiling imposed by the SEC staff. The Fund may also write over-the-counter options with non-primary dealers, including foreign dealers, and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling.

YIELD CURVE OPTIONS: The Fund may also enter into options on the yield "spread" or yield differential between two securities, transactions referred to as a "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

Yield curve options may be used for the same purposes as other options on securities. Specifically, the Fund may purchase or write such options for hedging purposes. For example, a Fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the Trust will be "covered." A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or cash equivalents sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counter party with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and because they have been only recently introduced, established trading markets for these securities have not yet developed.

FUTURES CONTRACTS: The Fund may enter into contracts for the purchase or sale for future delivery of fixed income securities or foreign currencies or contracts based on indexes of securities as such instruments become available for trading ("Futures Contracts"). This investment technique is designed to hedge (i.e., to protect) against anticipated future changes in interest or exchange rates which otherwise might adversely affect the value of the Fund's portfolio securities or adversely affect the prices of long-term bonds or other securities which the Fund intends to purchase at a later date. Futures Contracts may also be entered into for non-hedging purposes to the extent permitted by applicable law. A "sale" of a Futures Contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A "purchase" of a Futures Contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

While Futures Contracts provide for the delivery of securities or currencies, such deliveries are very seldom made. Generally, a Futures Contract is terminated by entering into an offsetting transaction. The Fund will incur brokerage fees when it purchases and sells Futures Contracts. At the time such a purchase or sale is made, the Fund must allocate cash or securities as a margin deposit ("initial deposit"). It is expected that the initial deposit will vary but may be as low as 5% or less of the value of the contract. The Futures Contract is valued daily thereafter and the payment of "variation margin" may be required to be paid or received, so that each day the Fund may provide or receive cash that reflects the decline or increase in the value of the contract.

The purpose of the purchase or sale of a Futures Contract, for hedging purposes in the case of a portfolio holding long-term debt securities, is to protect the Fund from fluctuations in interest rates without actually buying or selling long-term debt securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might enter into Futures Contracts for the sale of debt securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's Futures Contracts should increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase or by buying bonds with long maturities and selling bonds with short maturities when interest rates are expected to decline. However, since the futures market is more liquid than the cash market, the use of Futures Contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities. Transactions entered into for non-hedging purposes include greater risk, including the risk of losses which are not offset by gains on other portfolio assets.

Similarly, when it is expected that interest rates may decline, Futures Contracts may be purchased to hedge against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of Futures Contracts should be similar to that of long-term bonds, the Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the Futures Contracts could be liquidated and the Fund could buy long-term bonds on the cash market. Purchases of Futures Contracts would be particularly appropriate when the cash flow from the sale of new shares of the Fund could have the effect of diluting dividend earnings. To the extent the Fund enters into Futures Contracts for this purpose, the assets in the segregated asset account maintained to cover the Fund's obligations with respect to such Futures Contracts will consist of cash, cash equivalents or short-term money market instruments from the portfolio of the Fund in an amount equal to the difference between the fluctuating market value of such Futures Contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such Futures Contracts, thereby assuring that the transactions are unleveraged.

Futures Contracts on foreign currencies may be used in a similar manner, in order to protect against declines in the dollar value of portfolio securities denominated in foreign currencies, or increases in the dollar value of securities to be acquired.

A Futures Contract on an index of securities provides for the making and acceptance of a cash settlement based on changes in value of the underlying index. The index underlying a Futures Contract is a broad based index of fixed-income securities designed to reflect movements in the relevant market as a whole.

OPTIONS ON FUTURES CONTRACTS: The Fund may write and purchase options to buy or sell Futures Contracts ("Options on Futures Contracts"). The writing of a call Option on a Futures Contract constitutes a partial hedge against declining prices of the security or currency underlying the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put Option on a Futures Contract constitutes a partial hedge against increasing prices of the security or currency underlying the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

The Fund may purchase Options on Futures Contracts for hedging purposes as an alternative to purchasing or selling the underlying Futures Contracts, or for non-hedging purposes to the extent permitted by applicable law. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline, a rise in interest rates or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, the Fund may, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease in portfolio value occurs, it may be offset, in whole or part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance, or a decline in interest rates or a rise in the dollar value of foreign currencies in which securities to be acquired are denominated, the Fund may purchase call Options on Futures Contracts, rather than purchasing the underlying Futures Contracts. As in the case of Options, the writing of Options on Futures Contracts may require the Fund to forego all or a portion of the benefits of favorable movements in the price of portfolio securities, and the purchase of Options on Futures Contracts may require the Fund to forego all or a portion of such benefits up to the amount of the premium paid and related transaction costs. Transactions entered into for non-hedging purposes include greater risk, including the risk of losses which are not offset by gains on other portfolio assets.

FORWARD CONTRACTS: The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific currency at a future date at a price set at the time of the contract (a "Forward Contract"). The Fund may enter into Forward Contracts for hedging purposes as well as for non-hedging purposes. The Fund may also enter into Forward Contracts for "cross hedging" as noted in the Prospectus. Transactions in Forward Contracts entered into for hedging purposes will include forward purchases or sales of foreign currencies for the purpose of protecting the dollar value of securities denominated in a foreign currency or protecting the dollar equivalent of interest or dividends to be paid on such securities. By entering into such transactions, however, the Fund may be required to forego the benefits of advantageous changes in exchange rates. The Fund may also enter into transactions in Forward Contracts for other than hedging purposes which presents greater profit potential but also involves increased risk. For example, if the Adviser believes that the value of a particular foreign currency will increase or decrease relative to the value of the U.S. dollar, the Fund may purchase or sell such currency, respectively, through a Forward Contract. If the expected changes in the value of the currency occur, the Fund will realize profits which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative.

The Fund has established procedures consistent with statements by the SEC and its staff regarding the use of Forward Contracts by registered investment companies, which require the use of segregated assets or "cover" in connection with the purchase and sale of such contracts. In those instances in which the Fund satisfies this requirement through segregation of assets, it will maintain, in a segregated account, cash, cash equivalents or high grade debt securities, which will be marked to market on a daily basis, in an amount equal to the value of its commitments under Forward Contracts.

OPTIONS ON FOREIGN CURRENCIES: The Fund may purchase and write put and call options on foreign currencies ("Options on Foreign Currencies") for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency did decline, the Fund would have the right to sell such currency for a fixed amount in dollars and would thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options would be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Fund may write Options on Foreign Currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it may, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurred, the option would most likely not be exercised, and the diminution in value of portfolio securities would be offset by the amount of the premium received less related transaction costs. As in the case of other types of options, therefore, the writing of Options on Foreign Currencies will constitute only a partial hedge.

SWAPS AND RELATED TRANSACTIONS: The Fund may enter into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors.

Swap agreements may be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund's exposure to long or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as securities prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if MFS determines it is consistent with the Fund's investment objective and policies.

The Fund will maintain cash or appropriate liquid assets with its custodian to cover its current obligations under swap transactions. If the Fund enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain cash or liquid assets with its Custodian with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will maintain cash or liquid assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

The most significant factor in the performance of swaps, caps, floors and collars is the change in the specific interest rate, currency or other factor that determines the amount of payments to be made under the arrangement. If MFS is incorrect in its forecasts of such factors, the investment performance of the Fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of the swap agreement would be likely to decline, potentially resulting in losses. If the counterparty defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty.

RISK FACTORS: IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE FUND'S PORTFOLIO -- The Fund's ability effectively to hedge all or a portion of its portfolio through transactions in options, Futures Contracts, and Forward Contracts will depend on the degree to which price movements in the underlying instruments correlate with price movements in the relevant portion of the Fund's portfolio. If the values of portfolio securities being hedged do not move in the same amount or direction as the instruments underlying options, Futures Contracts or Forward Contracts traded, the Fund's hedging strategy may not be successful and the Fund could sustain losses on its hedging strategy which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the instrument underlying an option, Future Contract or Forward Contract traded and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Fund's overall return could be less than if the hedging transaction had not been undertaken. In the case of futures and options based on an index of securities or individual fixed income securities, the portfolio will not duplicate the components of the index, and in the case of futures and options on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such contract. As a result, the correlation probably will not be exact. Consequently, the Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation. In addition, where the Fund enters into Forward Contracts as a "cross hedge" (i.e., the purchase or sale of a Forward Contract on one currency to hedge against risk of loss arising from changes in value of a second currency), the Fund incurs the risk of imperfect correlation between changes in the values of the two currencies, which could result in losses.

The correlation between prices of securities and prices of options, Futures Contracts or Forward Contracts may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the option, Futures Contract and Forward Contract markets. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction. The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity or termination date of the option, Futures Contract or Forward Contract approaches.

The trading of options, Futures Contracts and Forward Contracts also entails the risk that, if the Adviser's judgment as to the general direction of interest or exchange rates is incorrect, the Fund's overall performance may be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates, and rates instead decline, the Fund will lose part or all of the benefit of the increased value of the securities being hedged, and may be required to meet ongoing daily variation margin payments.

It should be noted that the Fund may purchase and write Options not only for hedging purposes, but also for the purpose of increasing its return. As a result, the Fund will incur the risk that losses on such transactions will not be offset by corresponding increases in the value of portfolio securities or decreases in the cost of securities to be acquired.

POTENTIAL LACK OF A LIQUID SECONDARY MARKET -- Prior to exercise or expiration, a position in an exchange-traded Option, Futures Contract, Option on a Futures Contract or Option on a Foreign Currency can only be terminated by entering into a closing purchase or sale transaction, which requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. If no such market exists, it may not be possible to close out a position, and the Fund could be required to purchase or sell the underlying instrument or meet ongoing variation margin requirements. The inability to close out option or futures positions also could have an adverse effect on the Fund's ability effectively to hedge its portfolio.

The liquidity of a secondary market in an option or Futures Contract may be adversely affected by "daily price fluctuation limits," established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. Such limits could prevent the Fund from liquidating open positions, which could render its hedging strategy unsuccessful and result in trading losses. The exchanges on which options and Futures Contracts are traded have also established a number of limitations governing the maximum number of positions which may be traded by a trader, whether acting alone or in concert with others. Further, the purchase and sale of exchange-traded options and Futures Contracts is subject to the risk of trading halts, suspensions, exchange or clearing corporation equipment failures, government intervention, insolvency of a brokerage firm, intervening broker or clearing corporation or other disruptions of normal trading activity, which could make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

OPTIONS ON FUTURES CONTRACTS -- In order to profit from the purchase of an Option on a Futures Contract, it may be necessary to exercise the option and liquidate the underlying Futures Contract, subject to all of the risks of futures trading. The writer of an Option on a Futures Contract is subject to the risks of futures trading, including the requirement of initial and variation margin deposits.

ADDITIONAL RISKS OF TRANSACTIONS RELATED TO FOREIGN CURRENCIES AND TRANSACTIONS NOT CONDUCTED ON UNITED STATES EXCHANGES -- The available information on which the Fund will make trading decisions concerning transactions related to foreign currencies or foreign securities may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, and the markets for foreign securities as well as markets in foreign countries may be operating during non-business hours in the United States, events could occur in such markets which would not be reflected until the following day, thereby rendering it more difficult for the Fund to respond in a timely manner.

In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position, unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. This could make it difficult or impossible to enter into a desired transaction or liquidate open positions, and could therefore result in trading losses. Further, over-the-counter transactions are not subject to the performance guarantee of an exchange clearing house and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, a financial institution or other counterparty.

Transactions on exchanges located in foreign countries may not be conducted in the same manner as those entered into on United States exchanges, and may be subject to different margin, exercise, settlement or expiration procedures.


As a result, many of the risks of over-the-counter trading may be present in connection with such transactions. Moreover, the SEC or the Commodities Futures Trading Commission ("CFTC") has jurisdiction over the trading in the United States of many types of over-the-counter and foreign instruments, and such agencies could adopt regulations or interpretations which would make it difficult or impossible for the Fund to enter into the trading strategies identified herein or to liquidate existing positions.


As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in foreign currencies. The Fund may also be required to receive delivery of the foreign currencies underlying options on foreign currencies or Forward Contracts it has entered into. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a Forward Contract it has entered into. In addition, the Fund may elect to take delivery of such currencies. Under such circumstances, the Fund may promptly convert the foreign currencies into dollars at the then current exchange rate. Alternatively, the Fund may hold such currencies for an indefinite period of time if the Adviser believes that the exchange rate at the time of delivery is unfavorable or if, for any other reason, the Adviser anticipates favorable movements in such rates.

While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Fund to risk of loss if such rates move in a direction adverse to the Fund's position. Such losses could also adversely affect the Fund's hedging strategies. Certain tax requirements may limit the extent to which the Fund will be able to hold currencies.


RESTRICTIONS ON THE USE OF OPTIONS AND FUTURES: In order to assure that the Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that the Fund enter into transactions in Futures Contracts and Options on Futures Contracts only (i) for bona fide hedging purposes (as defined in CTFC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Fund's assets. In addition, the Fund must comply with the requirements of various state securities laws in connection with such transactions.


The Fund has adopted the additional policy that it will not enter into a Futures Contract if, immediately thereafter, the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of the Fund's total assets. Moreover, the Fund will not purchase put and call options if, as a result, more than 5% of its total assets would be invested in such options.

When the Fund purchases a Futures Contract, an amount of cash and cash equivalents will be deposited in a segregated account with the Fund's custodian so that the amount so segregated will at all times equal the value of the Futures Contract, thereby insuring that the use of such Futures is unleveraged.

The policies stated above are not fundamental and may be changed without shareholder approval, as may the Fund's investment objectives.

INVESTMENT RESTRICTIONS. The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares (which, as used in this Statement of Additional Information, means the lesser of (i) more than 50% of its outstanding shares, or (ii) 67% or more of its outstanding shares present at a meeting at which holders of more than 50% of its outstanding shares are represented in person or by proxy):

The Fund may not:

        (1) Borrow amounts in excess of 10% of its gross assets, and then only as a temporary measure for extraordinary or emergency purposes, or pledge, mortgage or hypothecate its assets (taken at market value) to an extent greater than 33 1/3% of its gross assets, in each case taken at the lower of cost or market value and subject to a 300% asset coverage requirement (for the purpose of this restriction, collateral arrangements with respect to Options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies and payments of initial and variation margin in connection therewith are not considered a pledge of assets);

        (2) Underwrite securities issued by other persons except insofar as the Trust may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

        (3) Invest more than 25% of the market value of its total assets in securities of issuers in any one industry;

        (4) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities (except gold, and then subject to a limit of 10% of its gross assets) or commodity contracts (except gold futures/forward contracts, Forward Contracts, Futures Contracts, Options, Options on Futures Contracts and Options on Foreign Currencies) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities;

        (5) Make loans to other persons except through the lending of its portfolio securities in accordance with, and to the extent permitted by, its investment objective and policies and except through repurchase agreements. Not more than 15% of the Fund's assets will be invested in repurchase agreements maturing in more than seven days. For these purposes the purchase of commercial paper or a portion of an issue of debt securities shall not be considered the making of a loan;

        (6) Purchase the securities of any issuer if such purchase, at the time thereof, would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuer, other than securities issued or guaranteed by the U.S. Government, any foreign government or any of their agencies or instrumentalities;

        (7) Purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund; or purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of any class of securities of such issuer to be held by the Fund. For this purpose all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class;

        (8) Invest for the purpose of exercising control or management;

        (9) Purchase securities issued by any closed-end investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Fund shall not purchase such securities if such purchase at the time thereof would cause more than 10% of its total assets (taken at market value) to be invested in the securities of such issuers, or more than 3% of the total outstanding voting securities of any closed-end investment company to be held by the Fund. The Fund shall not purchase securities issued by any open-end investment company;

        (10) Invest more than 5% of its assets in companies which, including predecessors, have a record of less than three years' continuous operation;

        (11) Purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund, or is a partner, officer, Director or Trustee of the Adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both;

        (12) Purchase any securities, gold or evidences of interest therein on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of any transactions and except that the Fund may make margin deposits in connection with Futures Contracts, Options on Futures Contracts, Options and Options on Foreign Currencies; or

        (13) Sell any security which the Fund does not own unless by virtue of its ownership of other securities the Fund has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions.

Except with respect to Investment Restriction (1), these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

OTHER INVESTMENT POLICIES. The Fund has also adopted the following investment policy which is not fundamental and may be changed by the Fund without approval of its shareholders: the Fund may not invest in securities which are subject to legal or contractual restrictions on resale, or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), unless the Board of Trustees has determined that such securities are liquid based upon trading markets for a specific security, if more than 15% of the Fund's assets (taken at market value) would be invested in such securities.

3.  MANAGEMENT OF THE FUND
The Trust's Board of Trustees provides broad supervision over the affairs of the Trust. The Adviser is responsible for the investment management of the Fund's assets, and the officers of the Trust are responsible for its operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)

TRUSTEES
A. KEITH BRODKIN,* Chairman and President
Massachusetts Financial Services Company, Chairman and Director

NELSON J. DARLING, JR.
Director or Trustee of several corporations or trusts, including Eastern
  Enterprises (diversified holding company)
Address: 18 Tremont Street, Boston, Massachusetts

WILLIAM R. GUTOW
Executive Vice-President of Capitol Entertainment Management Company
Address: 3 Ruedulac, Dallas, Texas

OFFICERS
W. THOMAS LONDON,* Treasurer
Massachusetts Financial Services Company, Senior Vice President and Assistant
  Treasurer


STEPHEN E. CAVAN,* Secretary and Clerk
Massachusetts Financial Services Company, Senior Vice President, General
  Counsel and Assistant Secretary

JAMES O. YOST,* Assistant Treasurer
Massachusetts Financial Services Company, Vice President

JAMES R. BORDEWICK, JR.,* Assistant Secretary
Massachusetts Financial Services Company, Vice President and Associate General
  Counsel

----------
*"Interested persons" (as defined in the 1940 Act) of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee and officer holds comparable positions with certain MFS affiliates or with certain other funds of which MFS or a subsidiary of MFS is the investment adviser or distributor.


As of September 30, 1995, all Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund.

The Fund pays the compensation of any Trustee who is not affiliated with the Adviser (who will receive from $1,250 to $1,925 annually, depending on attendance at meetings, plus fees for meetings of special committees, such as the Audit Committee).

Set forth in Exhibit A hereto is certain information concerning cash compensation paid to non-interested Trustees.

As of September 30, 1995, the Massachusetts Financial Services Company Pension Plan, a defined benefit plan administered under the provisions of the Trust Agreement for Massachusetts Financial Services Company Retirement Plans, a trust established under the laws of The Commonwealth of Massachusetts, 500 Boylston Street, Boston, MA, owned 7.12% of the outstanding shares of the Fund. As of September 30, 1995, the Catholic Foreign Mission Society Common Fund, c/o MFS Asset Management, Inc., 500 Boylston St., Boston, MA, owned 5.60% of the outstanding shares of the Fund. As of September 30, 1995, the Archdiocesan Joint Perpetual Care Fund, c/o MFS Asset Management, Inc., 500 Boylston St., Boston, MA, owned 5.08% of the outstanding shares of the Fund. As of September 30, 1995, the Beth Israel Hospital Endowment Fund, c/o MFS Asset Management, Inc., 500 Boylston St., Boston, MA, owned 5.69% of the outstanding shares of the Fund. As of September 30, 1995, the Beth Israel Hospital Pooled Capital Fund, c/o MFS Asset Management, Inc., 500 Boylston St., Boston, MA, owned 12.87% of the outstanding shares of the Fund. As of September 30, 1995, The Defined Benefit Plan of Cooperative Banks of Employees Retirement Association, c/o MFS Asset Management, Inc., 500 Boylston St., Boston, MA, owned 9.31% of the outstanding shares of the Fund. As of September 30, 1995, Palmer & Dodge Qualified Plans Fund, c/o MFS Asset Management, Inc., 500 Boylston St., Boston, MA, owned 6.02% of the outstanding shares of the Fund. As of September 30, 1995, The Common Balanced Fund of the Joint Investment Trust of Christian Church Foundation, Inc., c/o MFS Asset Management, Inc., 500 Boylston St., Boston, MA owned 13.61% of the outstanding shares of the Fund. As of September 30, 1995, Elkem Metals Company, P.O. Box 266, Pittsburg, PA, owned 14.03% of the outstanding shares of the Fund. As of September 30, 1995, Bost & Co., Affiliated Publications, c/o One Cabot Road, Medford, MA, owned 10.17% of the outstanding shares of the Fund. As of September 30, 1995 Dallas Area Rapid Transit Master Trust, P.O. Box 660197, Dallas TX, owned 5.94% of the outstanding shares of the Fund.


The Trust's Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers and Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

INVESTMENT ADVISER

MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a wholly owned subsidiary of Sun Life Assurance Company of Canada (U.S.) which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada. The Prospectus contains information with respect to the management of the Adviser and other investment companies for which MFS serves as investment adviser.

The Adviser manages the assets of the Fund pursuant to an Investment Advisory Agreement, dated August 7, 1992 (the "Advisory Agreement"). The Adviser provides the Fund with overall investment advisory and administrative services, as well as general office facilities. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives a management fee computed and paid monthly equal on an annualized basis to 0.65% of the Fund's average daily net assets. The Adviser has voluntarily agreed to waive its management fees and/or pay expenses of the Fund in order to maintain total expenses for the Fund at no more than 0.65% of the Fund's average daily net assets from August 1, 1995 through June 30, 1997. Prior to August 1, 1995, the Adviser had voluntarily waived its management fee and/or pay expenses of the Fund in order to maintain total expenses for the Fund at no more than 0.75% of the Fund's average daily net assets.

For the period from the commencement of operations on September 30, 1992 to June 30, 1993, for the fiscal year ended June 30, 1994 and for the fiscal year ended June 30, 1995, MFS received management fees under the Advisory Agreement of $54,122 (before a reduction of $49,073), $243,770 (before a reduction of $153,944), and $395,873 (before a reduction of $222,036), respectively.

MFS pays the compensation of the Trust's officers and any Trustee who is affiliated with the Adviser. The Adviser also furnishes at its own expense all necessary administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments, effecting the Fund's portfolio transactions and, in general, administering the Fund's affairs.

The Advisory Agreement will remain in effect until August 1, 1996, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities (as defined in "Investment Policies and Restrictions -- Investment Restrictions") and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's outstanding voting securities (as defined in "Investment Policies and Restrictions -- Investment Restrictions") or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement further provides that MFS may render services to others. The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement.


CUSTODIAN
State Street Bank and Trust Company (the "Custodian") is the custodian of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities, including repurchase agreements, issued by the Custodian and may deal with the Custodian as principal in securities transactions. The Trustees have reviewed and approved as in the best interests of the Fund and its shareholders subcustodial arrangements with the Chase Manhattan Bank, N.A. for securities of the Fund held outside the United States. The Custodian also acts as the dividend disbursing agent of the Fund. The Custodian has contracted with the Adviser for the Adviser to perform certain accounting functions related to options transactions.

SHAREHOLDER SERVICING AGENT

MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, is the Trust's shareholder servicing agent, pursuant to a Shareholder Servicing Agreement, dated April 26, 1995 (the "Agency Agreement"). The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and keeping records in connection with the issuance, transfer and redemption of the shares of the Fund. For these services, the Shareholder Servicing Agent will receive a fee based on the number of accounts in the Fund, computed and paid monthly. In addition, the Shareholder Servicing Agent will be reimbursed by the Fund for certain expenses incurred by the Shareholder Servicing Agent on behalf of the Fund. State Street Bank and Trust Company, the dividend and distribution disbursing agent of the Fund, has contracted with the Shareholder Servicing Agent to perform certain dividend and distribution disbursing functions for the Fund. For the fiscal year ended June 30, 1995, the Fund paid the Shareholder Servicing Agent $2,442 under the Agency Agreement.


DISTRIBUTOR

MFD, a wholly owned subsidiary of MFS, serves as the distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement dated as of June 15, 1994 (the "Distribution Agreement").


The Distribution Agreement will remain in effect until June 15, 1996 and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Trust's shares (as defined in "Investment Restrictions") and in either case, by a majority of the Trustees who are not parties to such Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.

4.  PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
Specific decisions to purchase or sell securities for the Fund are made by a portfolio manager who is an employee of the Adviser and who is appointed and supervised by its senior officers. Changes in the Fund's investments are reviewed by its Board of Trustees. The Fund's portfolio manager may serve other clients of the Adviser or any subsidiary of the Adviser in a similar capacity.

The primary consideration in placing portfolio security transactions is execution at the most favorable prices. The Adviser has complete freedom as to the markets in and broker-dealers through which it seeks this result. In the United States and in some other countries debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries both debt and equity securities are traded on exchanges at fixed commission rates. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. The Adviser normally seeks to deal directly with the primary market makers or on major exchanges unless, in its opinion, better prices are available elsewhere. Subject to the requirement of seeking execution at the best available price, securities may, as authorized by the Advisory Agreement, be bought from or sold to dealers who have furnished statistical, research and other information or services to the Adviser. At present no arrangements for the recapture of commission payments are in effect.

Consistent with the foregoing primary consideration, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD") and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Trust and of the other investment company clients of MFS Financial Services, Inc., a wholly owned subsidiary of MFS and the principal underwriter of certain funds in the MFS Family of Funds (the "MFS Funds"), as a factor in the selection of broker-dealers to execute the Trust's portfolio transactions.

Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their respective overall responsibilities to the Fund or to their other clients. Not all of such services are useful or of value in advising the Fund.

The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Adviser's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Fund, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided such Research.

In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Adviser believes that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

5.  TAX STATUS

The Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition and holding period of the Fund's portfolio assets. Because the Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in accordance with the timing and certain other requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes, although the Fund's foreign-source income may be subject to foreign withholding taxes. If the Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to shareholders.


Shareholders of the Fund normally will have to pay federal income taxes, and any state or local taxes, on the dividends and capital gain distributions they receive from the Fund. Dividends from income, including certain foreign currency gains, and any distributions from net short-term capital gains (whether received in cash or reinvested in additional shares) are taxable to the Fund's shareholders as ordinary income for federal income tax purposes. Because the Fund expects to earn primarily interest income, it is expected that no Fund dividends will qualify for the dividends received deduction for corporations. Distributions of net capital gains (i.e., the excess of the net long-term capital gains over the short-term capital losses), whether received in cash or invested in additional shares, are taxable to the Fund's shareholders as long-term capital gains regardless of how long they have owned shares in the Fund. Fund dividends declared in October, November or December and paid the following January will be taxable to shareholders as if received on December 31 of the year in which they are declared.

Any dividend or distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the dividend or distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a redemption of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of shares within ninety days after their purchase followed by any purchase (including purchases by exchanges or by reinvestment) of the Fund or of another MFS Fund (or other shares of an MFS Fund generally sold subject to a sales charge) without payment of an additional sales charge.


The Fund's transactions in options, Futures Contracts and Forward Contracts will be subject to special tax rules that may affect the amount, timing and character of distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on such day, and any gain or loss associated with such positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that may cause deferral of Fund losses, adjustments in the holding periods of Fund securities and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund will limit its activities in options, Futures Contracts, Forward Contracts, swaps and related transactions and gold to the extent necessary to meet the requirements of Subchapter M of the Code.


The Fund's current dividend and accounting policies will affect the amount, timing, and character of distributions to shareholders, and may, under certain circumstances, make an economic return of capital taxable to shareholders. The Fund's investment in zero coupon bonds and certain securities purchased at a market discount will cause it to realize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.


Special tax considerations apply with respect to foreign investments of the Fund. For example, foreign exchange gains and losses (including exchange gains and losses on Forward Contracts) realized by the Fund will generally be treated as ordinary income or losses. Use of foreign currencies and Forward Contracts for nonhedging purposes and investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid imposition of a tax on the Fund. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known.

If the Fund holds more than 50% of its assets in foreign securities at the close of its taxable year, the Fund may elect to "pass through" to the Fund's shareholders foreign income taxes paid. If the Fund so elects, shareholders will be required to treat their pro rata portion of the foreign income taxes paid by the Fund as part of the amounts distributed to them by the Fund, and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would be able (subject to such limitations) to claim a credit but not a deduction. If the Fund does not qualify or elect to "pass through" to the Fund's shareholders foreign income taxes paid by it, shareholders will not be able to claim any deduction or credit for any part of the foreign income taxes paid by the Fund.

Dividends and certain other payments to persons who are not citizens or residents of the United States ("Non-U.S. Persons") are generally subject to U.S. tax withholding at the rate of 30%. The Fund intends to withhold U.S. Federal income tax at the rate of 30% on any taxable dividends or other payments made to Non-U.S. Persons that are subject to withholding, regardless of whether a lower rate may be permitted. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period applicable to such claims. Distributions received from the Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions. The Fund is also required in certain circumstances to apply backup withholding of 31% of taxable dividends and redemption proceeds paid to any shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. However, backup withholding will not be applied to payments which have had 30% withholding taken.


Distributions of the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not from capital gains realized upon the disposition of such obligations) may be exempt from state and local taxes in certain states. In other states, arguments can be made on the basis of a U.S. Supreme Court decision to the effect that such distributions should be exempt from state and local taxes. The Fund intends to advise shareholders of the extent, if any, to which its distributions consist of such interest. Shareholders should consult their tax advisers regarding the possible exclusion of that portion of such distributions for state and local income tax purposes.

As long as the Fund qualifies as a regulated investment company under the Code, it will not be subject to income or excise tax in The Commonwealth of Massachusetts.

6.  DETERMINATION OF NET ASSET VALUE AND PERFORMANCE

NET ASSET VALUE -- The net asset value of shares of the Fund is determined each day during which the New York Stock Exchange (the "Exchange") is open for trading. (As of the date of this Statement of Additional Information, such Exchange is open for trading every week day except for the following holidays or the days on which they are observed: New Year's Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.) This determination of net asset value of shares of the Fund is made once during each such day as of the close of regular trading on such Exchange by deducting the amount of the Fund's liabilities from the value of its assets and dividing the difference by the number of its shares outstanding. Bonds and other fixed income securities (other than short-term obligations but including listed issues) in the Fund's portfolio are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed by the Board of Trustees to reflect the fair value of such securities. Use of the pricing service has been approved by the Board of Trustees. Forward Contracts will be valued using a pricing model taking into consideration market data from an external pricing source. All other securities, futures contracts and listed options in the Fund's portfolio (other than short-term obligations) for which the principal market is one or more securities or commodities exchanges (whether domestic or foreign) will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities, Futures Contracts or options are traded; but, if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices unless such securities are reported on the NASDAQ system, in which case they are valued at the last sale price or, if no sales occurred during the day, at the last quoted bid price. Short-term securities with a remaining maturity in excess of 60 days will be valued upon dealer supplied valuations. Other short-term obligations are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Portfolio investments for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.


Short-term obligations with a remaining maturity in excess of 60 days will be valued based upon dealer supplied valuations. Other short-term obligations in the Fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Portfolio investments for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of regular trading on the New York Stock Exchange. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the close of regular trading on the Exchange which will not be reflected in the computation of the Fund's net asset value unless the Trustees deem that such event would materially affect the net asset value in which case an adjustment would be made.

All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. A share's net asset value is effective for orders received by the dealer prior to its calculation and received by FSI, the Fund's principal underwriter, prior to the close of that business day.

The Trustees annually review the appropriateness of the time of day as of which the net asset value is computed.

TOTAL RATE OF RETURN: The Fund will calculate its total rate of return for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made at net asset value with all distributions reinvested) to reach the value of that investment at the end of the periods. The Fund may also calculate total rates of return which represent aggregate performance over a period or year-by-year performance. Total rate of return reflects the performance of both principal and income.

The aggregate total rate of return for the Fund for fiscal year ended June 30, 1994 was -.57%. The aggregate total rate of return for the period from commencement of investment operations (September 30, 1992) to June 30, 1994 was 4.40% (on a non-annualized basis). The average annual total rate of return for the Fund for the same period was 2.49%.

Total rate of return figures would have been lower if fee waivers were not in place.

YIELD: Any yield quotation of the Fund is based on the annualized net investment income per share of the Fund over a 30-day period. The yield for the Fund is calculated by dividing the net investment income per share of the Fund earned during the period by the net asset value per share of the Fund on the last day of that period. The resulting figure is then annualized. Net investment income per share is determined by dividing (i) the dividends and interest earned by the Fund during the period, minus accrued expenses for the period, by (ii) the average number of Fund shares entitled to receive dividends during the period multiplied by the net asset value per share on the last day of the period. The Fund's yield for the 30-day period ended June 30, 1994 was 6.38%. Had certain fee waivers not been in place, the yield of the Fund for the 30-day period ended June 30, 1994 would have been 6.20%

PERFORMANCE INFORMATION: Any yield or total rate of return quotation provided by the Fund should not be considered as representative of the performance of the Fund in the future since the net asset value of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the Fund's portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate yields and total rates of return should be considered when comparing the yield and total rate of return of the Fund to yields and total rates of return published for other investment companies or other investment vehicles.

MFS FIRSTS: MFS has a long history of innovations.

  -- 1924 -- Massachusetts Investors Trust is established as the first open-end mutual fund in America.

  -- 1924 -- Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder re- ports.

  -- 1932 -- One of the first internal research departments is established to provide in-house analytical capability for an investment management firm.

  -- 1933 -- Massachusetts Investors Trust is the first mutual fund to register under the Securities Act of 1933 ("Truth in Securities Act" or "Full Disclosure Act").

  -- 1936 -- Massachusetts Investors Trust is the first mutual fund to allow shareholders to take capital gain distributions either in additional shares or cash.


  -- 1976 -- MFS(R) Municipal Bond Fund is among the first municipal bond funds established.

  -- 1979 -- Spectrum becomes the first combination fixed/variable annuity with no initial sales charge.

  -- 1981 -- MFS(R) World Governments Fund is established as America's first globally diversified fixed/income mutual fund.

  -- 1984 -- MFS(R) Municipal High Income Fund is the first open-end mutual fund to seek high tax-free income from lower-rated municipal securities.

  -- 1986 -- MFS(R) Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.

  -- 1986 -- MFS(R) Municipal Income Trust is the first closed-end, high-yield municipal bond fund traded on the New York Stock Ex- change.

  -- 1987 -- MFS(R) Multimarket Income Trust is the first-closed-end, multimarket high income fund listed on the New York Stock Exchange.

  -- 1989 -- MFS Regatta becomes America's first non-qualified market-value-adjusted fixed/variable annuity.


  -- 1990 -- MFS(R) World Total Return Fund is the first global balanced fund.


  -- 1993 -- MFS(R) World Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisers.


  -- 1993 -- MFS becomes investment adviser of MFS(R) Union Standard Trust, the first investment company to invest solely in companies deemed to be union-friendly by an Advisory Board of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders.


7.  DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. The Trust presently has two series and reserves the right to create and issue additional series of shares. Each share of a series represents an equal proportionate interest in that series with each other share of that series. Shares of each series participate equally in the earnings, dividends and assets of the particular series. Shares of each series vote separately to approve investment advisory agreements or changes in investment restrictions, but shares of all series vote together in the election of Trustees or selection of accountants. Should the Trust be liquidated, shareholders of each series would be entitled to share pro rata in the net assets of their respective series available for distribution to shareholders.


Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have the right under certain circumstances to remove one or more Trustees. No material amendment may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the Trust's outstanding shares (as defined in "Investment Policies and Restrictions -- Investment Restrictions"). Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable. The Trust may be terminated (i) upon the merger or consolidation of the Trust with another organization or upon the sale of all or substantially all of its assets, if approved by the vote of the holders of two-thirds of the outstanding shares of the Trust, except that if the Trustees recommend such merger, consolidation or sale, the approval by vote of the holders of more than 50% of the outstanding shares will be sufficient, (ii) upon liquidation and distribution of the assets of the Trust or the Fund (as applicable), if approved by the holders of not less than two-thirds of the outstanding shares of the Trust or the Fund (as applicable), or (iii) by the Trustees by written notice to the Trust's shareholders or Fund shareholders (as applicable). If not so terminated, the Trust will continue indefinitely.


The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.



8.  INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS
Deloitte & Touche LLP are the Fund's Independent Auditors, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

The Portfolio of Investments at June 30, 1995, the Statement of Assets and Liabilities, at June 30, 1995, the Statement of Operations for the year ended June 30, 1995, the Statement of Changes in Net Assets for the year ended June 30, 1995, June 30, 1994 and for the period September 30, 1992 (commencement of operations) to June 30, 1993, the Notes to the Financial Statements and the Independent Auditors' Report, each of which is included in the Annual Report to shareholders of the Fund, are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the report of Deloitte & Touche LLP, independent auditors, as experts in accounting and auditing. A copy of the Annual Report accompanies this Statement of Additional Information.

                                                                       EXHIBIT A


                MFS INSTITUTIONAL WORLDWIDE FIXED INCOME FUND

                          TRUSTEE COMPENSATION TABLE

                                                            TOTAL TRUSTEE FEES
                                            TRUSTEE FEES      FROM FUND AND
NAME OF TRUSTEE                           FROM THE FUND(1)   FUND COMPLEX(2)
--------------------------------------------------------------------------------
Nelson J. Darling, Jr. ..................      $2,334            $10,618
William R. Gutow ........................       2,334             10,618

NOTES:
(1) For fiscal year ending June 30, 1996.
(2) For calendar year ended December 31, 1994. All Trustees served as Trustees of 17 funds advised by MFS (having aggregate net assets at December 31, 1994 of approximately $143 million).

         ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(3)

                                                 YEARS OF SERVICE
                                -----------------------------------------------
       AVERAGE TRUSTEE FEES           3           5          7     10 OR MORE
-------------------------------------------------------------------------------
             $2,100                 $315        $525        $735      $1,050
              2,190                  329         548         767       1,095
              2,280                  342         570         798       1,140
              2,370                  356         593         830       1,185
              2,460                  369         615         861       1,230
              2,550                  383         638         893       1,275

(3) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000
(800) 637-8730

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000


CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110


SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 637-8730


MAILING ADDRESS:
P.O. Box 2281, Boston, MA 02107-9906


INDEPENDENT AUDITORS
Deloitte & Touche, LLP
125 Summer Street, Boston, MA 02110






MFS(R) INSTITUTIONAL
WORLDWIDE FIXED
INCOME FUND


500 BOYLSTON STREET
BOSTON, MA 02116


[LOGO] MFS(R)

THE FIRST NAME IN MUTUAL FUNDS

                                                 11/95

[logo] MFS(SM)                                       ANNUAL REPORT FOR
THE FIRST NAME IN MUTUAL FUNDS                              YEAR ENDED
                                                         JUNE 30, 1995
MFS(R) WORLDWIDE FIXED INCOME FUND

[Graphic omitted: art work: Silhouette of two men talking in front of a large window.]

MFS(R)  WORLDWIDE  FIXED
INCOME  FUND
TRUSTEES                              INVESTMENT  ADVISER
A. Keith Brodkin*                     Massachusetts Financial Services Company
Chairman and President                500 Boylston Street
                                      Boston, Massachusetts 02116-3741
Nelson J. Darling, Jr.
Trustee, Eastern Enterprises          DISTRIBUTOR
(Diversified Holding Company)         MFS Fund Distributors, Inc.
                                      500 Boylston Street
William R. Gutow                      Boston, Massachusetts 02116-3741
Executive Vice President,
Capital Entertainment                 PORTFOLIO  MANAGER
Management Company                    Leslie J. Nanberg*

                                      TREASURER
                                      W. Thomas London*

                                      ASSISTANT  TREASURER
                                      James O. Yost*

                                      SECRETARY
                                      Stephen E. Cavan*

                                      ASSISTANT  SECRETARY
                                      James R. Bordewick, Jr.*

                                      SHAREHOLDER  SERVICE  CENTER
                                      MFS Service Center, Inc.
                                      P.O. Box 2281
                                      Boston, MA 02107-9906

                                      For general information, call toll free:
                                      1-800-637-2262

                                      CUSTODIAN
                                      State Street Bank and Trust Company

                                      AUDITORS
                                      Deloitte & Touche LLP

*Affiliated with the Investment Adviser

LETTER  TO  SHAREHOLDERS

Dear Shareholders:
World bond markets have performed well over the past 12 months. The rally in the bond markets reflects a lowering of growth expectations on a worldwide basis and a recognition by investors that last year's bond market selloff was the result of overestimated growth prospects and a misjudgment of the inflationary risk posed by this growth.

     For the 12 months ended June 30, 1995, the Fund provided a total return of +15.10% (including the reinvestment of distributions). This compares to a return of +18.79% for the Salomon Brothers World Government Bond Index, an unmanaged, market-value-weighted index which includes straight-issue bonds from the complete universes of 14 government sectors with remaining maturities of at least one year. The Fund's relative performance was negatively impacted by its shorter durations during the first half of 1995, particularly in the U.S., where we underestimated the degree of the slowdown in economic growth. Although we did benefit from an overweighting in both Australia and Japan, this did not fully offset the generally defensive positions we had maintained for most of the first half of the year in other markets.

     The Japanese bond market posted the best returns during the past 12 months (14.4% in local currency terms and almost 33% in U.S. dollar terms). The economic situation in Japan is bleak, as the sharp appreciation of the yen has hurt export earnings and has helped push Japanese unemployment to a record 3.2%. It is estimated that bad debt held by Japanese banks exceeds $450 billion, suggesting that the banking crisis there exceeds that of the U.S. at its worst. Prospects for the near term do not look very promising. The strong yen is forcing exporters to move production capacity outside of Japan, while weak political leadership has eliminated any prospect of effective policy solutions. In fact, the backlog of government spending programs is already so long that any new initiatives are unlikely to impact growth.

     From the portfolio's perspective, we have benefited from an overweighted position in Japanese bonds and our exposure to the yen. Despite the fact that 10-year Japanese government bonds yield only 3%, we still feel they offer good investment potential because of our expectation that Japanese consumer prices will continue to decline to about -2% this year.

     In Europe, we see divergent trends between the core and non-core countries. In the core German economy, the consumer sector continues to be very weak, and the strong deutsche mark is beginning to pressure exporters' current earnings and future expansion plans. Inflation has been trending lower and the reduced pace of money supply growth should allow for a Bundesbank easing in interest rates later this year. A similar pattern can be seen in other core European economies. The traditional non-core high-yield markets, however, are in a very different position. While each of these countries faces certain specific problems, the primary policy focus in all of them relates to currency devaluations which provide strong stimulus to export growth. Lower currency values, however, have led to upward inflationary pressures, forcing central banks into the unpopular position of raising interest rates, even as unemployment remains high. These countries all have large amounts of debt outstanding and rate increases have only added to the cost of government debt service. During the year, we underweighted the high-yield markets in favor of the core. Exposure to the United Kingdom was recently eliminated because of political uncertainty, and French exposure was reduced for much the same reason.

     Over the past 12 months, performance in local currency terms did not differ dramatically between the core and non-core markets. For example, German bonds returned 7.85%, the Netherlands 8.8%, Spain 7.3%, and Sweden 7.3%. The return pattern was very different, however, with the core markets doing better early in the period and the non-core markets rebounding during the past quarter.

     In U.S. dollar terms, returns were very different. Taking into account currency fluctuations, German bonds returned 24%, the Netherlands 25.3%, Spain 16.6%, and Sweden 13.2%. In general, the portfolio benefited from having the bulk of its European bond exposure hedged into deutsche marks. As mentioned above, however, we did underperform the market by having a somewhat shorter duration and by not moving quickly enough back into the high-yield markets during the past quarter.

     The slowing in the dollar-bloc countries has been most apparent in the U.S. and Canada. In the U.S., last year's strong growth led to a quick buildup in inventories. Now, though, consumer retrenchment in response to higher interest rates is resulting in an inventory correction which could lead to negative second-quarter growth. While we view this slowdown as temporary, it was troubling enough that the Federal Reserve Board lowered the federal funds rate in early July.

     Canada depends on exports for a large portion of gross domestic product growth and the bulk of these exports go to the U.S. As a result, Canada's slowdown has been exacerbated by U.S. consumers' behavior. With the slowdown in Canada and the widening yield differential between Canada and the U.S., we believe this market will begin to outperform the U.S. in coming months and, thus, we have added Canadian bonds to the portfolio. Although in the past the Bank of Canada has used periods of currency strength as opportunities to lower short-term interest rates, we would expect generally stable monetary policies in the dollar-bloc countries for the next several months.

     As we began 1995, we had a fairly constructive view of the U.S. dollar. The Federal Reserve had raised rates aggressively early in the year, ensuring its credibility as an inflation fighter. What became apparent, however, was that the U.S. dollar was not responding in a traditional fashion to this tighter monetary policy. Instead, the dollar was impacted by the repatriation of capital by Japanese exporters and investors as well as portfolio rebalancing by Asian and European central banks, all of whom were selling dollars. As a result, we reduced our exposure to the U.S. currency in favor of the deutsche mark and the yen. This was helpful for portfolio performance early in 1995; however, some of this incremental return was reversed during periods of central bank intervention in the second quarter.

     Currently, we are neutrally weighted in European currencies and somewhat underweighted in terms of the yen. While our longer-term view is that a continued overhang of dollars will lead to further weakness for the U.S. currency, the depreciation to date suggests a near-term rebound is possible. Our European currency exposure has been concentrated in deutsche marks and Dutch guilders, given the uncertainties associated with the other European currencies. In the dollar bloc, we have maintained an overweighted exposure to the New Zealand dollar, which has performed well over the past year.

     We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/A. Keith Brodkin                     /s/Leslie J. Nanberg
A. Keith Brodkin                        Leslie J. Nanberg
Chairman and President                  Portfolio Manager

July 18, 1995


PORTFOLIO  MANAGER  PROFILE

Leslie Nanberg joined MFS in 1980 as a member of the Fixed Income Department. A graduate of the University of Illinois, Northwestern University and the Northwestern University Graduate School of Management, he was named Assistant Vice President - Investments in 1981, Vice President - Investments in 1983 and Senior Vice President in 1986. Mr. Nanberg has senior responsibilty for all fixed-income assets under MFS management. He has served as Portfolio Manager for MFS Worldwide Fixed Income Fund since its inception in 1992.

TAX  FORM  SUMMARY

In January 1996, shareholders will be mailed a Tax Form Summary reporting the federal tax status of all distributions paid during the calendar year 1995. The Fund designates $1,947,873 as capital gain distributions.

PERFORMANCE SUMMARY

The information below illustrates the historical performance of MFS Worldwide Fixed Income Fund in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index. All results reflect the reinvestment of all dividends and capital gains.

GROWTH OF A HYPOTHETICAL $5,000,000 INVESTMENT
(For the Period from September 30, 1992* to June 30, 1995)

Line graph representing the growth of a $5,000,000 investment for the period from September 30, 1992 to June 30, 1995. The graph is scaled from $4,500,000 to $7,000,000 in $500,000 segments. The years are marked from 1993 to 1995. There are four lines drawn to scale. One is a solid line representing MFS Worldwide Fixed Income Fund, a second line of short dashes represents the Salomon Brothers World Government Bond Index, a third line of medium dashes represents the J.P. Morgan Global Government Bond Index, and a fourth line of long dashes represents the Consumer Price Index.

     MFS Worldwide Fixed Income Fund                $6,008,194
     Salomon Brothers World Government Bond Index   $6,523,300
     J.P. Morgan Global Government Bond Index       $6,350,300
     Consumer Price Index                           $5,396,500

AVERAGE  ANNUAL  TOTAL  RETURNS

                                                                                                 9/30/92<F1> -
                                                                            1 Year               6/30/95
-----------------------------------------------------------------------------------------------------------
MFS Worldwide Fixed Income Fund                                            +15.10%               + 6.91%
-----------------------------------------------------------------------------------------------------------
J.P. Morgan Global Government Bond Index                                   +17.44%               + 9.08%
-----------------------------------------------------------------------------------------------------------
Salomon Brothers World Government Bond Index                               +18.79%               +10.15%
-----------------------------------------------------------------------------------------------------------
Consumer Price Index<F2>                                                   + 3.04%               + 2.81%
-----------------------------------------------------------------------------------------------------------

All results are historical and, therefore, are not an indication of future results. The principal value and income return of an investment in a mutual fund will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost. Fund results reflect the applicable expense subsidy which is explained in the Notes to Financial Statements.
Had the subsidy not been in effect, the results would have been less favorable. The subsidy may be rescinded by MFS at any time.

<F1> Commencement of offering of shares.
<F2> The Consumer Price Index is a popular measure of change in prices.

PORTFOLIO  OF  INVESTMENTS - June 30, 1995

Bonds - 68.7%
--------------------------------------------------------------------------------------------------------
                                                                Principal Amount
Issuer                                                             (000 Omitted)            Value
--------------------------------------------------------------------------------------------------------
U.S. Treasury Obligations - 20.2%
  U.S. Treasury Notes, 6.875s, 1997                                      $ 6,385     $  6,488,756
  U.S. Treasury Notes, 7.75s, 1999                                         3,460        3,690,298
  U.S. Treasury Notes, 6.75s, 2000                                           650          669,702
  U.S. Treasury Notes, 7.125s, 2000                                          690          720,726
  U.S. Treasury Notes, 7.25s, 2004                                         1,945        2,078,408
  Stripped Principal Payments, 0s, 2019                                    8,700        1,715,031
--------------------------------------------------------------------------------------------------------
Total U.S. Treasury Obligations (Identified Cost, $14,860,753)                       $ 15,362,921
--------------------------------------------------------------------------------------------------------
Foreign Denominated - 48.5%
  Australia - 6.3%
    Commonwealth of Australia, 6.25s, 1999             AUD                 2,970     $  1,968,525
    Commonwealth of Australia, 12s, 2001                                   3,500        2,859,359
                                                                                      -----------
                                                                                     $  4,827,884
--------------------------------------------------------------------------------------------------------
  Canada - 3.0%
    Government of Canada, 9.75s, 2001                  CAD                 2,800     $  2,246,322
--------------------------------------------------------------------------------------------------------
  Denmark - 4.5%
    Danish Government Bullet, 6s, 1999                 DKK                13,200     $  2,284,606
    Kingdom of Denmark, 9s, 1998                                           3,400          651,882
    Kingdom of Denmark, 9s, 2000                                           2,430          466,535
                                                                                      -----------
                                                                                     $  3,403,023
--------------------------------------------------------------------------------------------------------
  France - 5.5%
    Government of France, 8s, 1998                     FRF                 2,900     $    615,659
    Government of France, 7s, 1999                                         5,030        1,033,604
    Government of France, 7.75s, 2000                                     11,930        2,516,696
                                                                                      -----------
                                                                                     $  4,165,959
--------------------------------------------------------------------------------------------------------
  Germany - 10.1%
    German Unity Fund, 8.5s, 2001                      DEM                 4,330     $  3,404,157
    Republic of Germany, 8.5s, 2000                                        3,090        2,430,412
    Republic of Germany, 7.25s, 2002                                         775          571,156
    Republic of Germany, 6.5s, 2003                                          120           84,096
    Treuhandanstalt Obligationen, 6.375s, 1999                             1,600        1,171,056
                                                                                      -----------
                                                                                     $  7,660,877
--------------------------------------------------------------------------------------------------------
  Ireland - 2.1%
    Republic of Ireland, 9.75s, 1998                   IEP                   150     $    255,102
    Republic of Ireland, 9s, 2001                                            140          234,192
    Republic of Ireland, 9.25s, 2003                                         650        1,096,381
                                                                                      -----------
                                                                                     $  1,585,675
--------------------------------------------------------------------------------------------------------
  Italy - 4.6%
    Republic of Italy, 8.5s, 1999                      ITL             2,830,000     $  1,564,278
    Republic of Italy, 9.5s, 1999                                      1,450,000          808,590
    Republic of Italy, 8.5s, 2004                                      1,605,000          784,929
    Republic of Italy, 9.5s, 2005                                        725,000          375,655
                                                                                      -----------
                                                                                     $  3,533,452
--------------------------------------------------------------------------------------------------------
  Netherlands - 7.6%
    Dutch State Loan, 6.25s, 1998                      NLG                   240     $    157,330
    Dutch State Loan, 7s, 1999                                               740          494,147
    Dutch State Loan, 7.5s, 1999                                             920          626,542
    Netherlands Government, 7.75s, 2000                                    3,300        2,262,321
    Netherlands Government, 7.75s, 2005                                    3,340        2,264,901
                                                                                      -----------
                                                                                     $  5,805,241
--------------------------------------------------------------------------------------------------------
  New Zealand Dollars - 1.5%
    Government of New Zealand, 8s, 1995                NZD                 1,740     $  1,157,497
--------------------------------------------------------------------------------------------------------
  United Kingdom - 3.3%
    United Kingdom Treasury, 7s, 2001                  GBP                 1,700     $  2,527,897
--------------------------------------------------------------------------------------------------------
Total Foreign Denominated (Identified Cost, $36,535,400)                             $ 36,913,827
--------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $51,396,153)                                           $ 52,276,748
--------------------------------------------------------------------------------------------------------
Short-Term  Obligations - 29.8%
--------------------------------------------------------------------------------------------------------
U.S. Dollar Denominated - 27.2%
  Federal Home Loan Mortgage Corp., due 7/05/95                          $ 5,225     $  5,221,607
  Federal Home Loan Mortgage Corp., due 7/06/95                            2,980        2,977,562
  Federal Home Loan Mortgage Corp., due 7/07/95                            2,275        2,272,778
  Federal Home Loan Mortgage Corp., due 7/20/95                              900          897,198
  Federal Home Loan Mortgage Corp., due 8/04/95                            4,200        4,176,755
  Federal National Mortgage Assn., due 7/31/95                               235          233,849
  Ford Motor Credit Corp., due 7/03/95                                     2,800        2,799,036
  Kellogg Co., due 7/13/95                                                 2,100        2,095,863
                                                                                      -----------
Total U.S. Dollar Denominated                                                        $ 20,674,648

Foreign Denominated - 2.6%
  New Zealand Dollars
    New Zealand Treasury Bills, due 12/20/95           NZD                 2,250     $  1,440,024
    New Zealand Treasury Bills, due 3/20/96                                1,011          631,151
                                                                                      -----------
Total Foreign Denominated                                                            $  2,071,175
--------------------------------------------------------------------------------------------------------
Total Short-Term Obligations (Identified Cost, $22,745,823)                          $ 22,745,823
--------------------------------------------------------------------------------------------------------
Call  Options  Purchased - 1.4%
--------------------------------------------------------------------------------------------------------
                                                                Principal Amount
                                                                    of Contracts
Description/Expiration Month/Strike Price                          (000 Omitted)
--------------------------------------------------------------------------------------------------------
Canadian Dollars
  August/1.34                                          CAD                 2,765     $      1,425
Deutsche Marks
  July/1.385                                           DEM                11,401           68,579
Italian Lire/Deutsche Marks
  September/1143.9                                     ITL             1,830,240            7,321
Japanese Bonds
  July/110.164                                         JPY               288,000          151,200
  July/112.844                                                           590,000          129,800
  August/109.274                                                         387,000          207,432
  August/113.763                                                         387,000           41,796
  September/108.284023                                                   397,000          161,976
  September/108.577                                                      232,000          134,560
  September/111.15                                                       456,000          145,008
--------------------------------------------------------------------------------------------------------
Total Call Options Purchased (Premiums Paid, $493,267)                               $  1,049,097
--------------------------------------------------------------------------------------------------------

Put  Options  Purchased - 0.2%
--------------------------------------------------------------------------------------------------------
British Pounds
  September/1.5305                                     GBP                 2,627     $     15,217
Deutsche Marks
  July/1.415                                           DEM                11,415           14,474
Deutsche Marks/British Pounds
  July/2.29                                                                  869                2
Japanese Bonds
  August/108.985                                       JPY               232,000              233
Japanese Yen
  July/85.25                                           JPY               818,320           70,375
Japanese Yen/Deutsche Marks
  September/63                                                           589,030           29,451
--------------------------------------------------------------------------------------------------------
Total Put Options Purchased (Premiums Paid, $201,816)                                $    129,752
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $74,837,059)                                     $ 76,201,420
--------------------------------------------------------------------------------------------------------
Call  Options  Written - (0.6)%
--------------------------------------------------------------------------------------------------------
Japanese Bonds
  July/110.2                                           JPY               288,000     $   (150,624)
  August/109.3                                                           387,000         (207,432)
Japanese Yen
  August/80                                                              767,925          (23,037)
  March 1996/78                                                          305,002          (85,095)
--------------------------------------------------------------------------------------------------------
Total Call Options Written (Premiums Received, $423,385)                            $    (466,188)
--------------------------------------------------------------------------------------------------------
Put  Options  Written - (0.2)%
--------------------------------------------------------------------------------------------------------
Australian Dollars
  September/0.705                                      AUD                 3,279    $     (48,192)
British Pounds
  September/1.530                                      GBP                 2,626          (15,032)
Deutsche Marks
  August/1.50                                          DEM                 7,017           (3,109)
  September/1.465                                                         11,818          (33,978)
  September/1.49                                                           6,312           (9,725)
Italian Lire/Deutsche Marks
  September/1227.5                                     ITL             1,964,000          (13,748)
Japanese Bonds
  September/108.284023                                 JPY               397,000          (16,277)
  September/108.577                                                      232,000           (6,032)
Japanese Yen
  March 1996/93                                                          363,656          (25,092)
--------------------------------------------------------------------------------------------------------
Total Put Options Written (Premiums Received, $412,420)                              $   (171,185)
--------------------------------------------------------------------------------------------------------
Other  Assets,  Less  Liabilities - 0.7%                                             $    514,233
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                  $ 76,078,280
--------------------------------------------------------------------------------------------------------

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

  AUD  = Australian Dollars         GBP  = British Pounds
  CAD  = Canadian Dollars           IEP  = Irish Punts
  CHF  = Swiss Francs               ITL  = Italian Lire
  DEM  = Deutsche Marks             JPY  = Japanese Yen
  DKK  = Danish Kroner              NLG  = Dutch Guilders
  ESP  = Spanish Pesetas            NZD  = New Zealand Dollars
  FRF  = French Francs              SEK  = Swedish Kronor

See notes to financial statements

FINANCIAL  STATEMENTS

Statement  of  Assets  and  Liabilities
------------------------------------------------------------------------------
June 30, 1995
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $74,837,059)           $ 76,201,420
  Cash                                                                 62,599
  Foreign currency, at value (identified cost, $3,216)                  3,709
  Net receivable for forward foreign currency exchange
    contracts purchased                                             3,090,458
  Interest receivable                                               1,325,129
  Receivable from investment adviser                                  202,991
  Deferred organization expenses                                        3,621
  Other assets                                                            620
                                                                 ------------
      Total assets                                               $ 80,890,547
                                                                 ------------
Liabilities:
  Written options outstanding, at value
    (premiums received, $835,805)                                $    637,373
  Net payable for forward foreign currency exchange contracts
    sold                                                            3,819,692
  Net payable for forward foreign currency exchange contracts         277,711
  Payable to affiliates -
    Management fee                                                      1,364
    Shareholder servicing agent fee                                     2,258
  Accrued expenses and other liabilities                               73,869
                                                                 ------------
      Total liabilities                                          $  4,812,267
                                                                 ------------
Net assets                                                       $ 76,078,280
                                                                 ============
Net assets consist of:
  Paid-in capital                                                $ 73,488,154
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                      552,946
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                               2,149,194
  Accumulated distributions in excess of net investment income       (112,014)
                                                                 ------------
      Total                                                      $ 76,078,280
                                                                 ============
Shares of beneficial interest outstanding                          7,508,732
                                                                   =========
Net asset value, redemption price and offering price
  per share (net assets of $76,078,280 / 7,508,732 shares
  of beneficial interest outstanding)                               $10.13
                                                                    ======

See notes to financial statements

Statement  of  Operations
------------------------------------------------------------------------------
Year Ended June 30, 1995
------------------------------------------------------------------------------
Net investment income:
  Interest income                                                 $ 3,885,884
                                                                   ----------
  Expenses -
    Management fee                                                $   395,873
    Trustees' compensation                                              5,918
    Shareholder servicing agent fee                                     2,442
    Auditing fees                                                      66,000
    Custodian fee                                                      49,639
    Printing                                                           27,365
    Legal fees                                                          6,110
    Amortization of organization expenses                               2,178
    Miscellaneous                                                      44,282
                                                                   ----------
      Total expenses                                              $   599,807
    Reduction of expenses by investment adviser                      (222,036)
                                                                   ----------
      Net expenses                                                $   377,771
                                                                   ----------
        Net investment income                                     $ 3,508,113
                                                                   ----------
Realized and unrealized gain on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                       $   513,047
    Written option transactions                                       959,229
    Foreign currency transactions                                     935,395
                                                                  -----------
      Net realized gain on investments and foreign currency
       transactions                                               $ 2,407,671
                                                                  -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                   $   343,592
    Written options                                                   397,678
    Translation of assets and liabilities in foreign currencies      (936,277)
                                                                   ----------
      Net unrealized gain on investments                          $  (195,007)
                                                                   ----------
        Net realized and unrealized gain on investments and
         foreign currency translation                             $ 2,212,664
                                                                   ----------
          Increase in net assets from operations                  $ 5,720,777
                                                                  ===========

See notes to financial statements

Statement  of  Changes  in  Net  Assets
------------------------------------------------------------------------------
Year Ended June 30,                                       1995           1994
------------------------------------------------------------------------------

Increase (decrease) in net assets:
From operations -
  Net investment income                           $  3,508,113   $  1,970,599
  Net realized gain (loss) on investments and
    foreign currency transactions                    2,407,671     (1,082,332)
  Net unrealized gain (loss) on investments and
    foreign currency translation                      (195,007)    (1,424,987)
                                                  ------------   ------------
    Increase (decrease) in net assets from
      operations                                  $  5,720,777   $   (536,720)
                                                  ------------   ------------
Distributions declared to shareholders -
  From net investment income                      $ (1,092,709)  $   (954,455)
  From net realized gain on investments and
    foreign currency transactions                   (2,993,073)        --
  In excess of net investment income                   --          (1,701,501)
                                                  ------------   ------------
    Total distributions declared to shareholders  $ (4,085,782)  $ (2,655,956)
                                                  ------------   ------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                $  8,656,241   $ 21,150,123
  Issued in connection with the acquisition of
    MFS Investment Funds for
    Employee Benefit Trusts                         22,443,892        --
  Net asset value of shares issued to
    shareholders in reinvestment of
    distributions                                    3,030,706        695,168
  Cost of shares reacquired                         (2,051,722)      (254,325)
                                                  ------------   ------------
    Increase in net assets from Fund share
      transactions                                $ 32,079,117   $ 21,590,966
                                                  ------------   ------------
      Total increase in net assets                $ 33,714,112   $ 18,398,290
Net assets:
  At beginning of period                            42,364,168     23,965,878
                                                  ------------   ------------
  At end of period (including accumulated
    distributions in excess of net investment
    income of $(112,014) and $(1,701,501),
    respectively)                                 $ 76,078,280   $ 42,364,168
                                                  ============   ============

See notes to financial statements

Financial  Highlights
------------------------------------------------------------------------------------------
Year Ended June 30,                                            1995      1994      1993<F1>
------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                      $   9.64   $ 10.50   $ 10.00
                                                           --------   -------   -------
Income from investment operations<F3> -
  Net investment income<F4>                                $   0.65   $  0.63   $  0.17
  Net realized and unrealized gain (loss) on investments
   and foreign currency transactions                           0.70     (0.63)     0.33
                                                           --------   -------   -------
    Total from investment operations                       $   1.35   $  --     $  0.50
                                                           --------   -------   -------
Less distributions declared to shareholders -
  From net investment income                               $  (0.23)  $ (0.31)  $  --
  In excess of net investment income                          --        (0.55)     --
  From net realized gain on investments and foreign
   currency transactions                                      (0.63)     --        --
                                                           --------   -------   -------
    Total distributions declared to shareholders           $  (0.86)  $ (0.86)  $  --
                                                           --------   -------   -------
Net asset value - end of period                            $  10.13   $  9.64   $ 10.50
                                                           ========   =======   =======
Total return                                                 15.10%   (0.57)%     5.00%
Ratios (to average net assets)/Supplemental data<F4>:
  Expenses                                                    0.72%     0.75%     0.80%<F2>
  Net investment income                                       6.66%     6.09%     5.53%<F2>
Portfolio turnover                                             279%      212%       73%
Net assets at end of period (000 omitted)                  $ 76,078   $42,364   $23,966

<F1> For the period from the commencement of investment operations, September
     30, 1992 to June 30, 1993.
<F2> Annualized.
<F3> Per share data for the periods subsequent to June 30, 1993 is based on average shares outstanding.
<F4> The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income                      $   0.61   $  0.58   $  0.15
    Ratios (to average net assets):
      Expenses                                    1.14%     1.23%     1.48%<F2>
      Net investment income                       6.23%     5.61%     4.85%<F2>

See notes to financial statements

NOTES  TO  FINANCIAL  STATEMENTS

(1) Business  and   Organization
MFS Worldwide Fixed Income Fund (the Fund) is a non-diversified series of MFS Institutional Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short- term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of operations of the Fund.

Written Options - The Fund may write covered call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying security may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as a part of an income producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended June 30, 1995, undistributed net investment income and paid-in capital decreased and accumulated undistributed realized gains increased by $825,917, $1,526,489 and $2,352,406, respectively, due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or the net asset value per share.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.65% of average daily net assets. The investment adviser did not impose a portion of its fee, which is reflected as a reduction of expenses in the Statement of Operations.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is based on the number of shareholder accounts of the Fund.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                      Purchases         Sales
------------------------------------------------------------------------------
U.S. government securities                           $31,407,103   $23,472,633
                                                     ===========   ===========
Investments (non-U.S. government securities)         $91,745,629   $89,508,478
                                                     ===========   ===========


The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $74,822,570
                                                                  ===========
Gross unrealized appreciation                                     $ 1,676,537
Gross unrealized depreciation                                        (297,687)
                                                                  -----------
  Net unrealized appreciation                                     $ 1,378,850
                                                                  ===========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                    1995                              1994
                                    -------------------------------   --------------------------------
Year Ended June 30,                        Shares            Amount           Shares            Amount
------------------------------------------------------------------------------------------------------
Shares sold                               718,887       $ 8,656,241        2,069,023       $21,150,123
Shares issued in connection with the
 acquisition of MFS Investment Funds
 for Employee Benefit Trusts            2,275,548        22,443,892         --                --
Shares issued to shareholders in
 reinvestment of
 distributions                            335,998         3,030,706           66,972           695,168
Shares reacquired                        (214,803)       (2,051,722)         (26,444)         (254,325)
                                        ---------       -----------       ----------       -----------
  Net increase                          3,115,630       $32,079,117        2,109,551       $21,590,966
                                        =========       ===========        =========       ===========

(6) Financial Instruments
The Fund trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at June 30, 1995, is as follows:

Written Option Transactions                      1995 Calls                             1995 Puts
                                                 --------------------------------       ------------------------------
                                                 Principal Amounts                      Principal Amounts
                                                 of Contracts                           of Contracts
                                                 (000 Omitted)          Premiums        (000 Omitted)        Premiums
----------------------------------------------------------------------------------------------------------------------
OUTSTANDING, BEGINNING OF PERIOD -
  Deutsche Marks                                    20,727            $  252,933           19,471            $ 69,418
  Italian Lire/Deutsche Marks                         --                   --           2,295,205              11,416
  Japanese Yen                                     176,841                28,118          320,000              60,857
  Spanish Pesetas/Deutsche Marks                      --                   --             273,065              19,570
Options written -
  Australian Dollars                                 1,994                14,794            7,768              95,063
  British Pounds                                     2,815                55,254            2,626              44,337
  British Pounds/Deutsche Marks                       --                   --               2,721              17,391
  Canadian Dollars                                    --                   --               6,359              28,775
  Deutsche Marks                                    73,143               416,593           54,961             337,207
  Deutsche Marks/British Pounds                        802                 5,209            6,286              21,489
  Italian Lire/Deutsche Marks                    8,004,109                55,734        5,790,422              33,728
  Japanese Yen                                   3,476,167               837,464        3,280,046             366,060
  Japanese Yen/Deutsche Marks                      393,254                90,448            --                  --
  Spanish Pesetas/Deutsche Marks                     --                    --             251,443              15,306
  Swedish Kronor/Deutsche Marks                      6,023                 4,548            8,326               5,214
  Swiss Francs/Deutsche Marks                        2,165                 9,116            --                  --
  United States Dollars                              --                    --               3,100              40,930
Options terminated in closing transactions -
  Australian Dollars                                (1,994)              (14,794)          (4,489)            (55,994)
  British Pounds                                    (2,815)              (55,254)           --                  --
  British Pounds/Deutsche Marks                       --                   --              (2,721)            (17,391)
  Canadian Dollars                                    --                   --              (6,359)            (28,775)
  Deutsche Marks                                   (13,570)             (128,049)         (29,507)           (204,282)
  Deutsche Marks/British Pounds                       (802)               (5,209)          (6,286)            (21,489)
  Japanese Yen                                  (1,728,240)             (414,079)      (2,607,390)           (265,633)
  Japanese Yen/Deutsche Marks                     (393,254)              (90,448)           --                  --
  Italian Lire/Deutsche Marks                   (6,177,913)              (52,667)      (4,277,169)            (26,245)
  Spanish Pesetas/Deutsche Marks                     --                    --            (524,508)            (34,875)
  Swedish Kronor/Deutsche Marks                     (6,023)               (4,548)           --                  --
  United States Dollars                              --                    --              (3,100)            (40,930)
Options exercised -
  Deutsche Marks                                   (37,920)             (265,060)           --                  --
  Italian Lire/Deutsche Marks                        --                    --          (1,844,458)             (3,126)
  Swiss Francs/Deutsche Marks                       (2,165)               (9,116)           --                  --
Options expired -
  Deutsche Marks                                   (42,380)             (276,417)         (19,778)            (50,387)
  Italian Lire/Deutsche Marks                   (1,826,195)               (3,067)           --                  --
  Japanese Yen                                    (176,842)              (28,118)           --                  --
  Swedish Kronor/Deutsche Marks                      --                    --              (8,326)             (5,214)
                                                 ---------              --------        ---------            --------
OUTSTANDING, END OF PERIOD                       1,747,927              $423,385        2,987,708            $412,420
                                                 =========              ========        =========            ========
OPTIONS OUTSTANDING AT END OF PERIOD
 CONSIST OF -
  Australian Dollars                                 --                 $  --               3,279            $ 39,069
                                                 =========              ========        =========            ========
  British Pounds                                     --                 $  --               2,626            $ 44,337
                                                 =========              ========        =========            ========
  Deutsche Marks                                     --                 $  --              25,147            $151,956
                                                 =========              ========        =========            ========
  Italian Lire/Deutsche Marks                        --                 $  --           1,964,000            $ 15,773
                                                 =========              ========        =========            ========
  Japanese Yen                                   1,747,927              $423,385          992,656            $161,285
                                                 =========              ========        =========            ========

At June 30, 1995, the Fund had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                                                                            Net Unrealized
                                              Contracts to                        Contracts   Appreciation
             Settlement Date               Deliver/Receive   In Exchange for       at Value  (Depreciation)
-----------------------------------------------------------------------------------------------------------
Sales        7/05/95 -  9/27/95        AUD      12,611,696      $  9,097,684   $  8,939,982    $   157,702
             7/07/95 -  8/02/95        CAD       4,711,041         3,414,434      3,428,326        (13,892)
             7/10/95                   CHF       4,037,040         3,516,185      3,512,867          3,318
             7/05/95 -  9/28/95        DEM     193,124,851       137,184,956    139,966,579     (2,781,623)
             9/01/95                   DKK      19,132,161         3,397,166      3,543,984       (146,818)
             7/05/95 -  7/10/95        ESP     542,503,739         4,170,307      4,486,658       (316,351)
             7/10/95 -  8/25/95        FRF      39,989,467         7,998,122      8,242,093       (243,971)
             7/07/95 -  8/25/95        GBP       7,213,160        11,426,751     11,480,029        (53,278)
             8/04/95                   IEP         814,678         1,327,925      1,335,406         (7,481)
             9/11/95 - 10/02/95        ITL  10,766,923,303         6,518,268      6,527,909         (9,641)
             7/05/95 -  9/25/95        JPY   3,382,927,186        39,806,470     40,104,306       (297,836)
             9/01/95 -  9/26/95        NLG       9,002,607         5,719,659      5,843,052       (123,393)
             7/24/95 -  9/12/95        NZD       5,279,242         3,502,666      3,511,152         (8,486)
             7/13/95 -  8/16/95        SEK      28,372,180         3,914,802      3,892,745         22,057
                                                                 -----------    -----------      ---------
                                                                $240,995,395   $244,815,088    $(3,819,692)
                                                                ============   ============    ===========
Purchases    7/05/95 -  8/25/95        AUD       3,138,564      $  2,331,711   $  2,227,765    $  (103,946)
             7/07/95 -  8/01/95        CAD       1,376,041           995,852      1,001,411          5,559
             7/10/95                   CHF       4,037,040         3,400,781      3,512,867        112,086
             7/05/95 - 10/06/95        DEM         199,015       141,712,911    144,235,772      2,522,861
             9/08/95 -  9/28/95        DKK      24,632,684         4,523,517      4,560,910         37,393
             7/05/95 -  7/10/95        ESP     493,201,043         3,912,561      4,079,072        166,511
             7/10/95 -  8/02/95        FRF      19,994,733         3,904,127      4,122,358        218,231
             7/07/95 -  8/25/95        GBP       7,519,147        11,851,518     11,966,924        115,406
             9/11/95 -  9/14/95        ITL   4,715,827,476         2,818,784      2,862,507         43,723
             7/05/95 -  9/22/95        JPY   5,216,232,539        61,911,387     61,818,921        (92,466)
             9/08/95 -  9/15/95        NZD       3,468,374         2,289,619      2,304,181         14,562
             7/13/95 -  8/16/95        SEK      28,372,180         3,842,207      3,892,745         50,538
                                                                 -----------    -----------    -----------
                                                                $243,494,975   $246,585,433    $ 3,090,458
                                                                ============   ============    ===========

Forward foreign currency purchases and sales under master netting arrangements and closed forward foreign currency exchange contracts excluded above amounted to a net payable of $277,711 at June 30, 1995.

At June 30, 1995, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

(7) Acquisitions
At the close of business on March 31, 1995, the Fund acquired all of the assets and liabilities of MFS Investment Funds for Employee Benefit Trusts. The acquisition was accomplished by a tax-free exchange of 2,275,548 shares of the Fund (valued at $22,443,892) for all of the assets, subject to all of the liabilities of MFS Investment Funds for Employee Benefit Trusts. MFS Investment Funds for Employee Benefit Trusts then converted all of its outstanding shares for the shares of the Fund and distributed the shares to its shareholders. MFS Investment Funds for Employee Benefit Trusts' net assets on that date ($22,443,892), including $1,685,495 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund after the acquisition were $72,126,481.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Institutional Trust and Shareholders of MFS Worldwide Fixed Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Worldwide Fixed Income Fund (one of the series comprising MFS Institutional Trust) as of June 30, 1995, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended June 30, 1995 and 1994, and the financial highlights for each of the years in the three year period ended June 30, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at June 30, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Worldwide Fixed Income Fund at June 30, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP


Boston, Massachusetts
August 4, 1995

                ---------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

                                     PART C

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS


          (A)  FINANCIAL STATEMENTS


               MFS INSTITUTIONAL EMERGING EQUITIES FUND

               INCLUDED IN PART A OF THIS REGISTRATION STATEMENT:

                For the period from June 16, 1993 to June 30, 1993
                 and for the two years ended June 30, 1995:
                 Financial Highlights


                INCLUDED IN PART B OF THIS REGISTRATION STATEMENT:

                 At June 30, 1995:
                  Portfolio of Investments*
                  Statement of Assets and Liabilities*

                 For the year ended June 30, 1995:
                  Statement of Operations*

                 For the two years in the period ended June 30, 1995:
                  Statement of Changes in Net Assets*
--------------------------------
*Incorporated by reference to the Fund's Annual Report to Shareholders dated
 June 30, 1995 which was filed with the Securities and Exchange Commission on August 29, 1995.

               MFS INSTITUTIONAL WORLDWIDE FIXED INCOME FUND

               INCLUDED IN PART A OF THIS REGISTRATION STATEMENT:
                For the period from September 30, 1992 to June 30, 1993 and the two years ended June 30, 1995:
                 Financial Highlights

               INCLUDED IN PART B OF THIS REGISTRATION STATEMENT:
                At June 30, 1995:
                 Portfolio of Investments*
                 Statement of Assets and Liabilities*

                For the year ended June 30, 1995:
                 Statement of Operations*

                For the two years in the period ended June 30, 1995:
                 Statement of Changes in Net Assets*
--------------------------------
* Incorporated by reference to the Fund's Annual Report to Shareholders dated June 30, 1995 which was filed with the Securities and Exchange Commission on August 29, 1995.


          (B)  EXHIBITS ON BEHALF OF MFS INSTITUTIONAL TRUST


               1 (a) Declaration of Trust, dated September 13, 1990.  (1)

                 (b) Certificate of Amendment to Declaration of Trust, dated
                     June 1, 1992. (1)

                 (c) Amendment No. 2 to the Declaration of Trust, dated August
                     13, 1992. (1)

                 (d) Amendment to Declaration of Trust - Designation of Series,
                     dated May 16, 1995. (1)

                 (e) Amendment to Declaration of Trust - Designation of Series,
                     dated August 29, 1995. (2)

               2 (a) Amended and Restated By-Laws, dated June 1, 1992; filed herewith.

                 (b) Amendment No. 1 to Amended and Restated By-Laws, dated
                     October 14, 1993; filed herewith.


               3     Not Applicable.


               4 Form of Share Certificate for Class A, Class B and Class C Shares. (4)

               5 (a) Investment Advisory Agreement between MFS Emerging
                     Equities Fund and Massachusetts Financial Services Company, as adviser, dated August 7, 1992; filed herewith.

                 (b) Investment Advisory Agreement between MFS Worldwide Fixed
                     Income Fund and Massachusetts Financial Services Company, as adviser, dated August 7, 1992; filed herewith.

                 (c) Investment Advisory Agreement between the Registrant, on behalf of MFS Emerging Markets Fixed Income Fund, and Massachusetts Financial Services Company, as adviser. (1)

                 (d) Form of Investment Advisory Agreement between the
                     Registrant, on behalf of MFS Institutional Broad Market Fixed Income Fund, and Massachusetts Financial Services Company, as adviser. (2)

                 (e) Form of Investment Advisory Agreement between the
                     Registrant, on behalf of MFS Institutional Research Fund, and Massachusetts Financial Services Company, as adviser.
                     (2)

                 (f) Form of Investment Advisory Agreement between the
                     Registrant, on behalf of MFS Institutional Mid-Cap Growth Fund, and Massachusetts Financial Services Company, as adviser. (2)

                 (g) Form of Investment Advisory Agreement between the
                     Registrant, on behalf of MFS Institutional International Equity Fund, and Massachusetts Financial Services Company, as adviser. (2)


               6     Not Applicable.

               7     Not Applicable.


               8 (a) Custodian Agreement between the Registrant and State
                     Street Bank and Trust Company, dated July 31, 1995. (2)

                 (b) Form of Amendment to Custodian Contract dated November 30,
                     1995. (2)

               9 (a) Form of Amended and Restated Shareholder Servicing
                     Agent Agreement between Registrant and MFS Service Center, Inc. as Shareholder Servicing Agent dated November 30, 1995
                     (2)

                 (b) Form of Exchange Privilege Agreement between the MFS
                     Institutional Trust, on behalf of each of its series, and MFS Fund Distributors, Inc. (1)

                 (c) Dividend Disbursing Agency Agreement between the Registrant and State Street Bank and Trust Company, dated October 31, 1990; filed herewith.


              10    Consent and Opinion of Counsel filed with Registrant's Rule
                     24f-2 Notice for the fiscal year ended June 30, 1995 on August 29, 1995.


              11     Consent of Deloitte & Touche LLP; filed herewith.

              12     Not Applicable.


              13 (a) Investment representation letter from initial
                     shareholder of MFS Emerging Markets Fixed Income Fund. (1)

                 (b) Form of Investment representation letter from initial
                     shareholder of MFS Institutional Broad Market Fixed Income Fund, MFS Institutional Research Fund, MFS Institutional Mid-Cap Growth Fund and MFS Institutional Equity Fund (2)

              14     Not Applicable.


              15 Distribution Agreement by and between MFS Institutional Trust and MFS Fund Distributors, Inc., dated June 15, 1994; filed herewith.

              16 Schedule of Computation for Performance Quotations - Aggregate Total Rate of Return, Average Annual Total Rate of Return and Yield Calculations. (3)

              17 Financial Data Schedules for MFS Institutional Emerging Equities Fund and MFS Institutional Worldwide Fixed Income Fund; filed herewith.

                     Power of Attorney dated August 12, 1994; filed herewith.

(1)Incorporated by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A filed with the SEC via EDGAR on May 18, 1995.

(2)Incorporated by reference to Post-Effective Amendment No. 8 to the Registrant's Registration Statement on Form N-1A filed with the SEC via EDGAR on September 15, 1995.

(3)Incorporated by reference to MFS Municipal Series Trust (File Nos. 2-92915 and 811-4096) Post-Effective Amendment No. 26 filed with the SEC via EDGAR on February 22, 1995.

(4)Incorporated by reference to MFS Municipal Series Trust (File Nos. 2-92915 and 811-4096) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on July 28, 1995.


ITEM 25.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

           Not applicable


ITEM 26.   NUMBER OF HOLDERS OF SECURITIES

           MFS INSTITUTIONAL EMERGING EQUITIES FUND

                (1)                                              (2)
           TITLE OF CLASS                             NUMBER OF RECORD HOLDERS


           Shares of Beneficial Interest                         29
            (without par value)                       (as of September 31, 1995)


           MFS  INSTITUTIONAL WORLDWIDE FIXED INCOME FUND

                (1)                                              (2)
           TITLE OF CLASS                             NUMBER OF RECORD HOLDERS


           Shares of Beneficial Interest                         14
            (without par value)                       (as of September 31, 1995)


           MFS EMERGING MARKETS FIXED INCOME FUND

                (1)                                              (2)
           TITLE OF CLASS                             NUMBER OF RECORD HOLDERS


           Shares of Beneficial Interest                          2
            (without par value)                       (as of September 31, 1995)


           MFS INSTITUTIONAL BROAD MARKET FIXED INCOME FUND

                (1)                                              (2)
           TITLE OF CLASS                             NUMBER OF RECORD HOLDERS


           Shares of Beneficial Interest                          0
            (without par value)                       (as of September 31, 1995)


           MFS INSTITUTIONAL RESEARCH FUND

                (1)                                              (2)
           TITLE OF CLASS                             NUMBER OF RECORD HOLDERS


           Shares of Beneficial Interest                          0
            (without par value)                       (as of September 31, 1995)


           MFS INSTITUTIONAL MID-CAP GROWTH FUND

                (1)                                              (2)
           TITLE OF CLASS                             NUMBER OF RECORD HOLDERS


           Shares of Beneficial Interest                          0
            (without par value)                       (as of September 31, 1995)


           MFS INSTITUTIONAL INTERNATIONAL EQUITY FUND

                (1)                                              (2)
           TITLE OF CLASS                             NUMBER OF RECORD HOLDERS


           Shares of Beneficial Interest                          0
           (without par value)                        (as of September 31, 1995)


ITEM 27.  INDEMNIFICATION

          Article V of the Registrant's Declaration of Trust provides that the Registrant will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless as to liabilities to the Registrant or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Registrant. In the case of a settlement, such indemnification will not be provided unless it has been determined in accordance with the Declaration of Trust that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices.

          The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

          MFS serves as investment adviser to the following open-end Funds comprising the MFS Family of Funds: Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, MFS Growth Opportunities Fund, MFS Government Securities Fund, MFS Government Limited Maturity Fund, MFS Series Trust I (which has three series: MFS Managed Sectors Fund, MFS Cash Reserve Fund and MFS World Asset Allocation Fund), MFS Series Trust II (which has four series: MFS Emerging Growth Fund, MFS Capital Growth Fund, MFS Intermediate Income Fund and MFS Gold & Natural Resources Fund), MFS Series Trust III (which has two series: MFS High Income Fund and MFS Municipal High Income Fund), MFS Series Trust IV (which has four series: MFS Money Market Fund, MFS Government Money Market Fund, MFS Municipal Bond Fund and MFS OTC Fund), MFS Series Trust V (which has two series:
MFS Total Return Fund and MFS Research Fund), MFS Series Trust VI (which has three series: MFS World Total Return Fund, MFS Utilities Fund and MFS World Equity Fund), MFS Series Trust VII (which has two series: MFS World Governments Fund and MFS Value Fund), MFS Series Trust VIII (which has two series: MFS Strategic Income Fund and MFS World Growth Fund), MFS Series Trust IX (which has three series: MFS Bond Fund, MFS Limited Maturity Fund and MFS Municipal Limited Maturity Fund), MFS Series Trust X (which has four series: MFS Government Mortgage Fund, MFS/Foreign & Colonial Emerging Markets Equity Fund, MFS/Foreign and Colonial International Growth Fund and MFS/Foreign and Colonial International Growth & Income Fund), and MFS Municipal Series Trust (which has 19 series: MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Louisiana Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Texas Municipal Bond Fund, MFS Virginia Municipal Bond Fund, MFS Washington Municipal Bond Fund, MFS West Virginia Municipal Bond Fund and MFS Municipal Income Fund) (the "MFS Funds"). The principal business address of each of the aforementioned Funds is 500 Boylston Street, Boston, Massachusetts 02116.

          MFS also serves as investment adviser of the following no-load, open-end Funds: MFS Institutional Trust ("MFSIT") (which has seven series), MFS Variable Insurance Trust ("MVI") (which has twelve series) and MFS Union Standard Trust ("UST") (which has two series). The principal business address of each of the aforementioned Funds is 500 Boylston Street, Boston, Massachusetts 02116.

          In addition, MFS serves as investment adviser to the following closed-end Funds: MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust and MFS Special Value Trust (the "MFS Closed-End Funds"). The principal business address of each of the aforementioned Funds is 500 Boylston Street, Boston, Massachusetts 02116.

          Lastly, MFS serves as investment adviser to MFS/Sun Life Series Trust ("MFS/SL"), Sun Growth Variable Annuity Funds, Inc. ("SGVAF"), Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account. The principal business address of each is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181.

          MFS International Ltd. ("MIL"), a limited liability company organized under the laws of the Republic of Ireland and a subsidiary of MFS, whose principal business address is 41-45 St. Stephen's Green, Dublin 2, Ireland, serves as investment adviser to and distributor for MFS International Fund (which has four portfolios: MFS International Funds-U.S. Equity Fund, MFS International Funds-U.S. Emerging Growth Fund, MFS International Funds-International Government Fund and MFS International Funds-Charter Income
Fund) (the "MIL Funds"). The MIL Funds are organized in Luxembourg and qualify as an undertaking for collective investments in transferable securities (UCITS). The principal business address of the MIL Funds is 47, Boulevard Royal, L-2449 Luxembourg.

          MIL also serves as investment adviser to and distributor for MFS Meridian U.S. Government Bond Fund, MFS Meridian Charter Income Fund, MFS Meridian Global Government Fund, MFS Meridian U.S. Emerging Growth Fund, MFS Meridian Global Equity Fund, MFS Meridian Limited Maturity Fund, MFS Meridian World Growth Fund, MFS Meridian Money Market Fund, MFS Meridian World Total Return Fund and MFS Meridian U.S. Equity Fund (collectively the "MFS Meridian Funds"). Each of the MFS Meridian Funds is organized as an exempt company under the laws of the Cayman Islands. The principal business address of each of the MFS Meridian Funds is P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies.

          MFS International (U.K.) Ltd. ("MIL-UK"), a private limited company registered with the Registrar of Companies for England and Wales whose current address is 4 John Carpenter Street, London, England ED4Y 0NH, is involved primarily in marketing and investment research activities with respect to private clients and the MIL Funds and the MFS Meridian Funds.

          MFS Fund Distributors, Inc. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the MFS Funds, MVI, UST and MFSIT.

          Clarendon Insurance Agency, Inc. ("CIAI"), a wholly owned subsidiary of MFS, serves as distributor for certain life insurance and annuity contracts issued by Sun Life Assurance Company of Canada (U.S.).

          MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, serves as shareholder servicing agent to the MFS Funds, the MFS Closed-End Funds, MFSIT, MVI and UST.

          MFS Asset Management, Inc. ("AMI"), a wholly owned subsidiary of MFS, provides investment advice to substantial private clients.

          MFS Retirement Services, Inc. ("RSI"), a wholly owned subsidiary of MFS, markets MFS products to retirement plans and provides administrative and record keeping services for retirement plans.

          MFS

          The Directors of MFS are A. Keith Brodkin, Jeffrey L. Shames, Arnold
D. Scott, John R. Gardner and John D. McNeil. Mr. Brodkin is the Chairman, Mr. Shames is the President, Mr. Scott is a Senior Executive Vice President and Secretary, Bruce C. Avery, William S. Harris, William W. Scott, Jr., and Patricia A. Zlotin are Executive Vice Presidents, James E. Russell is a Senior Vice President and the Treasurer, Stephen E. Cavan is a Senior Vice President, General Counsel and an Assistant Secretary, Joseph W. Dello Russo is a Senior Vice President and Chief Financial Officer, Robert T. Burns is a Vice President and an Assistant Secretary of MFS, and Mary Kay Doherty is a Vice President and Assistant Treasurer.

          MASSACHUSETTS INVESTORS TRUST
          MASSACHUSETTS INVESTORS GROWTH STOCK FUND
          MFS GROWTH OPPORTUNITIES FUND
          MFS GOVERNMENT SECURITIES FUND
          MFS SERIES TRUST I
          MFS SERIES TRUST V
          MFS SERIES TRUST VI
          MFS SERIES TRUST X
          MFS GOVERNMENT LIMITED MATURITY FUND

          A. Keith Brodkin is the Chairman and President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Vice President of MFS, is the Assistant Treasurer, James R. Bordewick, Jr., Vice President and Associate General Counsel of MFS, is the Assistant Secretary.

          MFS SERIES TRUST II

          A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg, Senior Vice President of MFS, is a Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer, and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS GOVERNMENT MARKETS INCOME TRUST
          MFS INTERMEDIATE INCOME TRUST

          A. Keith Brodkin is the Chairman and President, Patricia A. Zlotin, Executive Vice President of MFS and Leslie J. Nanberg, Senior Vice President of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer, and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS SERIES TRUST III

          A. Keith Brodkin is the Chairman and President, James T. Swanson, Robert J. Manning, Cynthia M. Brown and Joan S. Batchelder, Senior Vice Presidents of MFS, Bernard Scozzafava, Vice President of MFS, and Matthew Fontaine, Assistant Vice President of MFS, are Vice Presidents, Sheila Burns-Magnan and Daniel E. McManus, Assistant Vice Presidents of MFS, are Assistant Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer, and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS SERIES TRUST IV
          MFS SERIES TRUST IX

          A. Keith Brodkin is the Chairman and President, Robert A. Dennis and Geoffrey L. Kurinsky, Senior Vice Presidents of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS SERIES TRUST VII

          A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg and Stephen C. Bryant, Senior Vice Presidents of MFS, are Vice Presidents, Stephen
E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS SERIES TRUST VIII

          A. Keith Brodkin is the Chairman and President, Jeffrey L. Shames, Leslie J. Nanberg, Patricia A. Zlotin, James T. Swanson and John D. Laupheimer, Jr., Vice President of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS MUNICIPAL SERIES TRUST

          A. Keith Brodkin is the Chairman and President, Cynthia M. Brown and Robert A. Dennis are Vice Presidents, David B. Smith, Geoffrey L. Schechter and David R. King, Vice Presidents of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS VARIABLE INSURANCE TRUST
          MFS UNION STANDARD TRUST
          MFS INSTITUTIONAL TRUST

          A. Keith Brodkin is the Chairman and President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS MUNICIPAL INCOME TRUST

          A. Keith Brodkin is the Chairman and President, Cynthia M. Brown and Robert J. Manning are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS MULTIMARKET INCOME TRUST
          MFS CHARTER INCOME TRUST

          A. Keith Brodkin is the Chairman and President, Patricia A. Zlotin, Leslie J. Nanberg and James T. Swanson are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Vice President of MFS, is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS SPECIAL VALUE TRUST

          A. Keith Brodkin is the Chairman and President, Jeffrey L. Shames, Patricia A. Zlotin and Robert J. Manning are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, and James O. Yost, is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

          SGVAF

          W. Thomas London is the Treasurer.

          MIL

          A. Keith Brodkin is a Director and the Chairman, Arnold D. Scott and Jeffrey L. Shames are Directors, Ziad Malek, Senior Vice President of MFS, is the President, Thomas J. Cashman, Jr., a Senior Vice President of MFS, is a Senior Vice President, Stephen E. Cavan is a Director, Senior Vice President and the Clerk, James R. Bordewick, Jr. is a Director, Vice President and an Assistant Clerk, Robert T. Burns is an Assistant Clerk, Joseph W. Dello Russo is the Treasurer and James E. Russell is the Assistant Treasurer.

          MIL-UK

          A. Keith Brodkin is a Director and the Chairman, Arnold D. Scott, Jeffrey L. Shames, and James R. Bordewick, Jr., are Directors, Stephen E. Cavan is a Director and the Secretary, Ziad Malek is the President, Joseph W. Dello Russo is the Treasurer, and Robert T. Burns is the Assistant Secretary.

          MIL FUNDS

          A. Keith Brodkin is the Chairman, President and a Director, Richard B. Bailey, John A. Brindle and Richard W. S. Baker are Directors, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary, and Ziad Malek is a Senior Vice President.

         MFS MERIDIAN FUNDS

          A. Keith Brodkin is the Chairman, President and a Director, Richard B. Bailey, John A. Brindle, Richard W. S. Baker, Arnold D. Scott and Jeffrey L. Shames are Directors, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James R. Bordewick, Jr., is the Assistant Secretary, James O. Yost is the Assistant Treasurer, and Ziad Malek is a Senior Vice President.

          MFD

          A. Keith Brodkin is the Chairman and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, William W. Scott, Jr., an Executive Vice President of MFS, is the President, Stephen E. Cavan is the Secretary, Robert T. Burns is the Assistant Secretary, Joseph W. Dello Russo is the Treasurer, and James E. Russell is the Assistant Treasurer.

          CIAI

          A. Keith Brodkin is the Chairman and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, Cynthia Orcott is President, Bruce C. Avery is the Vice President, Joseph W. Dello Russo is the Treasurer, James E. Russell is the Assistant Treasurer, Stephen E. Cavan is the Secretary, and Robert T. Burns is the Assistant Secretary.

          MFSC

          A. Keith Brodkin is the Chairman and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, Joseph A. Recomendes, a Senior Vice President of MFS, is Vice Chairman and a Director, Janet A. Clifford is the Executive Vice President, Joseph W. Dello Russo is the Treasurer, James E. Russell is the Assistant Treasurer, Stephen E. Cavan is the Secretary, and Robert T. Burns is the Assistant Secretary.

          AMI

          A. Keith Brodkin is the Chairman and a Director, Jeffrey L. Shames, and Arnold D. Scott are Directors, Thomas J. Cashman, Jr., is the President and a Director, Leslie J. Nanberg is a Senior Vice President, a Managing Director and a Director, Carol A. Corley, John A. Gee and Brianne Grady are Senior Vice Presidents and Managing Directors, Joseph W. Dello Russo is the Treasurer, James
E. Russell is the Assistant Treasurer and Robert T. Burns is the Secretary.

          RSI

          William W. Scott, Jr., Joseph A. Recomendes and Bruce C. Avery are Directors, Arnold D. Scott is the Chairman and a Director, Douglas C. Grip, a Senior Vice President of MFS, is the President, Joseph W. Dello Russo is the Treasurer, James E. Russell is the Assistant Treasurer, Stephen E. Cavan is the Secretary, Robert T. Burns is the Assistant Secretary and Sharon A. Brovelli is a Senior Vice President.

          In addition, the following persons, Directors or officers of MFS, have the affiliations indicated:

          A. Keith Brodkin           Director, Sun Life Assurance Company of
                                     Canada (U.S.), One Sun Life Executive Park,
                                     Wellesley Hills, Massachusetts Director,
                                     Sun Life Insurance and Annuity Company of
                                     New York, 67 Broad Street, New York, New
                                     York

          John R. Gardner            President and a Director, Sun Life
                                     Assurance Company of Canada, Sun Life
                                     Centre, 150 King Street West, Toronto,
                                     Ontario, Canada (Mr. Gardner is also an
                                     officer and/or Director of various
                                     subsidiaries and affiliates of Sun Life)

          John D. McNeil             Chairman, Sun Life Assurance Company of
                                     Canada, Sun Life Centre, 150 King Street
                                     West, Toronto, Ontario, Canada (Mr. McNeil is also an officer and/or Director of various subsidiaries and affiliates of Sun
                                     Life)

          Joseph W. Dello Russo      Director of Mutual Fund Operations, The
                                     Boston Company, Exchange Place, Boston,
                                     Massachusetts (prior to August, 1994)

ITEM 29.  DISTRIBUTORS

          (a) Reference is hereby made to Item 28 above.

          (b) Reference is hereby made to Item 28 above; the principal business address of each of these persons is 500 Boylston Street, Boston, Massachusetts 02116.

          (c) Not applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

          The Registrant's corporate documents are kept by the Registrant at its offices. Portfolio brokerage orders, other purchase orders, reasons for brokerage allocation and lists of persons authorized to transact business for the Registrant are kept by Massachusetts Financial Services Company at 500 Boylston Street, Boston, Massachusetts 02116. Shareholder account records are kept by MFS Service Center, Inc. at 500 Boylston Street, Boston, Massachusetts 02116. Transaction journals, receipts for the acceptance and delivery of securities and cash, ledgers and trial balances are kept by State Street Bank and Trust Company at State Street South, 5-West, North Quincy, Massachusetts 02171.

ITEM 31.  MANAGEMENT SERVICES

          Not applicable.

ITEM 32.  UNDERTAKINGS

          (a) Not applicable.

          (b) The Registrant undertakes to file a post-effective amendment to this registration statement, in order to file financial statements for the MFS Institutional Emerging Markets Fixed Income Fund, which need not be certified, within four to six months from the effective date of the Registrant's post-effective amendment No. 7, filed with the SEC on May 18, 1995.

          (c) The Registrant undertakes to file a post-effective amendment to this registration statement, in order to file financial statements for the MFS Institutional Broad Market Fixed Income Fund, MFS Institutional Research Fund, MFS Institutional Mid-Cap Growth Fund and MFS Institutional International Equity Fund, which need not be certified, within four to six months from the effective date of Post-Effective Amendment No. 8 filed with the SEC on September 15, 1995.

          (d) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders upon request and without charge.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 26th day of October, 1995.

                                           MFS INSTITUTIONAL TRUST

                                           By:     JAMES R. BORDEWICK, JR.
                                           Name:   James R. Bordewick, Jr.
                                           Title:  Assistant Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on October 26, 1995.

   SIGNATURE                                         TITLE


A. KEITH BRODKIN*                         Chairman, President (Principal
A. Keith Brodkin                           Executive Officer) and Trustee

W. THOMAS LONDON*                         Treasurer (Principal Financial Officer
W. Thomas London                           and Principal Accounting Officer)

WILLIAM R. GUTOW*                         Trustee
William R. Gutow

NELSON J. DARLING, JR.*                   Trustee
Nelson J. Darling, Jr.

                                          *By:      JAMES R. BORDEWICK, JR.
                                           Name:    James R. Bordewick, Jr.
                                                    as Attorney-in-fact

                                           Executed by James R. Bordewick, Jr.
                                           on behalf of those indicated pursuant
                                           to a Power of Attorney dated
                                           August 12, 1994; filed herewith.

                               POWER OF ATTORNEY

                            MFS INSTITUTIONAL TRUST

         The undersigned, Trustees and officers of MFS Institutional Trust (the "Registrant"), hereby severally constitute and appoint A. Keith Brodkin, W. Thomas London, Stephen E. Cavan and James R. Bordewick, Jr., and each of them singly, as true and lawful attorneys, with full power to them and each of them to sign for each of the undersigned, in the names of, and in the capacities indicated below, any Registration Statement and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission for the purpose of registering the Registrant as a management investment company under the Investment Company Act of 1940 and/or the shares issued by the Registrant under the Securities Act of 1933 granting unto our said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary or desirable to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

         In WITNESS WHEREOF, the undersigned have hereunto set their hand on this 12th day of August, 1994.

  Signatures                             Title(s)


A. KEITH BRODKIN                         Chairman of the Board; Trustee; and
A. Keith Brodkin                          Principal Executive Officer


NELSON J. DARLING, JR.                   Trustee
Nelson J. Darling, Jr.


WILLIAM R. GUTOW                         Trustee
William R. Gutow

                               INDEX TO EXHIBITS




EXHIBIT NO.              DESCRIPTION OF EXHIBIT                        PAGE NO.


   2 (a)   Amended and Restated By-Laws, dated June 1, 1992.

     (b)   Amendment No. 1 to Amended and Restated By-Laws, dated
            October 14, 1993.

   5 (a)   Investment Advisory Agreement between MFS Emerging Equities
            Fund and Massachusetts Financial Services
            Company, as adviser, dated August 7, 1992.

     (b) Investment Advisory Agreement between MFS Worldwide Fixed Income Fund and Massachusetts Financial Services Company, as adviser, dated August 7, 1992.

   9 (c)   Dividend Disbursing Agency Agreement between the Registrant and State Street Bank and Trust Company, dated October 31,
            1990.

  11       Consent of Deloitte & Touche LLP.

  15       Distribution Agreement by and between MFS
            Institutional Trust and MFS Fund Distributors,
            Inc., dated June 15, 1994.

  27       Financial Data Schedules for MFS Institutional Emerging
            Equities Fund and MFS Institutional Worldwide Fixed Income
            Fund.